UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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The Coca-Cola Company

Notice of 2014 Annual Meeting of Shareowners and Proxy Statement

Coca-Cola

Wednesday, April 23, 2014

at 12:30 p.m., local time

Cobb Galleria Centre,
Atlanta, Georgia

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“As your Board, we take very seriously the fact that you, the shareowners, have elected us to protect and enhance your interests in The Coca-Cola Company. We believe that accountability to shareowners is a mark of good governance and critical to our Company’s success.”

LETTER TO SHAREOWNERS FROM OUR BOARD OF DIRECTORS

Dear Fellow Shareowner:

As your Board, we take very seriously the fact that you, the shareowners, have elected us to protect and enhance your interests in The Coca-Cola Company. We believe that accountability to shareowners is a mark of good governance and critical to our Company’s success. We welcome this opportunity to communicate with you.

In stewarding this Company, we seek to achieve long-term, sustainable performance and create value through the right business strategies, prudent risk management, effective compensation programs and well-functioning talent and succession planning.

We also believe that, as a Board, we are responsible for helping to establish the correct tone at the top, one that permeates throughout the entire organization. We are committed to helping create a culture which promotes and values integrity, ethics and a long-term view consistent with the Company’s mission:

To refresh the world.

To inspire moments of optimism and happiness.

To create value and make a difference.

As we go about our work, a long-standing priority of the Board is ensuring robust outreach and engagement with our shareowners. Partnering with management, we engage with shareowners throughout the entire year on a variety of topics.

Over the last few years, we have spent a significant amount of time talking with some shareowners about executive compensation. These discussions were valuable because we heard that most shareowners believed that the structure of the Company’s executive compensation programs was sound and has proven over time to appropriately reward employees for producing sustainable growth consistent with the Company’s long-term strategy. However, we also heard that there were certain elements of our executive compensation programs that some shareowners believed we should consider doing differently.

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“Our Board continues to evolve and we remain committed to ensuring that the Board is composed of a highly capable and diverse group of Directors who are well-equipped to oversee the success of the business and effectively represent the interests of shareowners.”

We listened and have incorporated this feedback into several enhancements to our executive compensation programs. These changes further enhance the link between pay and performance and continue to align our executive compensation programs with shareowners’ long-term interests. We encourage you to read the Compensation Discussion and Analysis section of the Proxy Statement beginning on page 47 for details of our executive compensation programs and these recent enhancements.

Our Board continues to evolve and we remain committed to ensuring that the Board is composed of a highly capable and diverse group of Directors who are well-equipped to oversee the success of the business and effectively represent the interests of shareowners.

We encourage you to review the qualifications, skills and experience that we have identified as important attributes for our Directors, and how they match up to each of us individually beginning on page 16 of the Proxy Statement.

Finally, we hope shareowners will continue to appreciate our efforts to present the information in this Proxy Statement in a clear and easy to read manner. As we redesigned the Proxy Statement over the last few years, we have received great feedback, which we incorporate into the continued evolution of the Proxy Statement.

Please continue to share your thoughts or concerns with us on any topic. Communications can be addressed to Directors in care of the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301 or by e-mail to shareownerservices@coca-cola.com.

We value your input, your investment and your support. Thank you.

Muhtar	Herbert A.	Ronald W.	Ana	Howard G.	Richard M.	Barry	Helene D.	Evan G.
Kent	Allen	Allen	Botín	Buffett	Daley	Diller	Gayle	Greenberg

Alexis M.	Robert A.	Maria Elena	Donald F.	Sam	James D.	Peter V.	Jacob
Herman	Kotick	Lagomasino	McHenry	Nunn	Robinson III	Ueberroth	Wallenberg

March 7, 2014

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MESSAGE AND Q&A FROM OUR CHAIRMAN AND CEO

Muhtar Kent Chairman of the Board and Chief Executive Officer The Coca-Cola Company March 7, 2014

“Throughout the year, we engage with shareowners on a variety of topics. Below, I address a number of questions and comments that are commonly raised.”

How would you rate The Coca-Cola Company’s performance in 2013 and what is the Company doing to accelerate growth in 2014?

While 2013 was a challenging year, it has not deterred us from our commitment to our 2020 Vision. The year was marked by ongoing global macroeconomic challenges in many markets around the world. While our business was not immune to these pressures leading to moderated global volume growth, we still delivered on profit goals in line with our long-term growth targets. We also gained global value share in total nonalcoholic ready-to-drink beverages.

We are not content with these results, but we are no less enthusiastic about the future ahead of us and the beverage industry. We have the strongest portfolio of refreshing brands in the nonalcoholic beverage industry. The Coca-Cola system is healthy and committed to investment. In 2014, you are going to see strategic actions we are taking to restore our momentum. We are aligned on five strategic priorities:

1.	Accelerate growth of sparkling, led by brand Coca-Cola.

2.	Strategically expand our profitable still portfolio.

3.	Increase brand investments by maximizing productivity.

4.	Win at the point of sale by unlocking the power of the Coca-Cola system.

5.	Invest in our next generation of leaders.

By focusing on these five strategic priorities and our ongoing pursuit of driving sustainable shareowner value, we firmly believe that we can restore our momentum and continue with confidence on our exciting journey to 2020.

How is the Board taking appropriate steps to ensure that shareowner interests are protected?

Shareowners can be confident that I, along with every other Director, remain focused on ensuring that our corporate governance practices protect and enhance long-term shareowner value. We perform our role as a Board knowing that you have elected us, and entrust us, to protect and grow your interests in this business.

Our commitment to good corporate governance can be seen through practices such as:

Annual election of Directors.

A majority vote by-law in uncontested Director elections.

Annual advisory vote on executive compensation.

The right of shareowners to call a special meeting.

An independent Presiding Director.

Requiring shareowner approval of certain executive severance agreements.

Long-standing active shareowner engagement.

Another important way our Board works to protect shareowner interests is by helping to create a positive, high-integrity and winning culture throughout the entire organization. This has to start with the Board and it is critical in my role as Chairman and CEO. Shareowners can be assured that we place the highest priority on ethics and integrity.

I encourage you to read more about our governance practices on our website, www.coca-colacompany.com and in the Proxy Statement beginning on page 16.

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What do you consider to be today’s major governance issues?

One thing that we have learned through our shareowner engagement is that all shareowners’ views are not the same. You do not always share the same opinion about important topics, nor do you all place the same degree of importance on the same topics.

So many issues are important today, including understanding and oversight of the various risks facing a company, understanding shareowner perspectives through effective Board-shareowner communication, recruiting and retaining highly qualified and diverse Directors, public policy engagement and sustainability.

That said, the way in which executives are compensated, whether such pay is appropriately tied to performance and how well a company discloses that information, are, in my opinion, bound to remain among the most focused on issues. Shareowners rightly demand executive compensation programs that pay for performance along with a plain English explanation of how boards arrive at pay decisions. I encourage you to read the Compensation Discussion and Analysis section of the Proxy Statement beginning on page 47 for details of our executive compensation programs and our pay-for-performance philosophy.

What attributes are considered essential to ensure our Directors are the best representatives of the Company and its shareowners?

There are qualities that all Directors should have – solid judgment, high integrity, innovative thinking, a good understanding of our business, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. Further, I expect them to be well-equipped to provide advice and counsel to me as CEO, as well as to our other senior leaders.

Our Board is comprised of a group of highly capable Directors and I believe it is one of the most knowledgeable, strategic and engaged boards in the business world today. Beginning on page 19 of the Proxy Statement, you can review the qualifications, attributes, skills and experience of each Director nominee that we believe qualifies them to be on the Board.

You serve as both Chairman and CEO of the Company. What steps are taken to ensure independent oversight at the Board level?

The Company’s existing Board leadership structure provides independent oversight. A combined Chairman of the Board and CEO is one element of this leadership structure, which also includes an independent Presiding Director, active and strong non-employee Directors and Board committees led primarily by independent Directors. This structure has been effective for some time and the Board believes it currently serves the business and shareowners well. The Board has the discretion to change this leadership structure if it believes it would better serve shareowners. As recently as 2008, the roles of Chairman and CEO were separated for a period of time.

In addition, to help keep our Board committees strong and engaged, I, along with our Presiding Director and the Committee on Directors and Corporate Governance, have worked together over the last few years to rotate the chairs of our Audit, Compensation, Finance, Management Development and Public Issues and Diversity Review committees. Most recently, in February 2014 it was decided that effective after the 2014 Annual Meeting of Shareowners, Sam Nunn will succeed James D. Robinson III as the chair of the Committee on Directors and Corporate Governance and the Board’s Presiding Director.

What is your view on Board diversity?

Our Company’s business is truly global and multicultural, with its products sold in over 200 countries around the world. I assure you that diversity is a cornerstone value of the Company and it remains a priority. While the Board does not have a specific diversity policy, we consider diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership. This commitment is evident when looking at the evolution of the Board over the past few years.

How does the Board ensure that the Company’s business is managed in a sustainable way?

Sustainability is at the heart of Coca-Cola. As a Board, we fully understand that our business can only be as healthy, vibrant and resilient as the communities we proudly serve.

We feel a special accountability as a business that operates on a global scale to help improve the well-being of our communities while doing what we can to responsibly steward the natural resources of the planet we all share. Our efforts are focused on advancing solutions by partnering across the golden triangle of business, government and civil society.

In addition, the Public Issues and Diversity Review Committee helps the Company remain focused on key issues that impact our business. Further, the Compensation Committee has adopted executive compensation programs that are designed to motivate executives to operate the Company’s business in a profitable and sustainable manner.

The Governance section of the Proxy Statement, which begins on page 16, includes additional information about all of our Board committees and our commitment to sustainability.

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NOTICE OF ANNUAL MEETING OF SHAREOWNERS

Wednesday, April 23, 2014

12:30 p.m., local time

Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339

We are pleased to invite you to join our Board of Directors, senior leadership and other associates and alumni of The Coca-Cola Company (the “Company”) for The Coca-Cola Company’s 2014 Annual Meeting of Shareowners in our hometown of Atlanta. The Annual Meeting of Shareowners of the Company will be held at the Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339, on Wednesday, April 23, 2014, at 12:30 p.m., local time. The purposes of the meeting are:

1.	to elect the 15 Director nominees identified in the accompanying proxy statement to serve until the 2015 Annual Meeting of Shareowners;

2.	to hold an advisory vote to approve executive compensation;

3.	to approve The Coca-Cola Company 2014 Equity Plan;

4.	to ratify the appointment of Ernst & Young LLP as Independent Auditors of the Company to serve for the 2014 fiscal year;

5.	to vote on a shareowner proposal if properly presented at the meeting; and

6.	to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set February 24, 2014 as the record date for the meeting. This means that owners of record of shares of common stock of the Company as of the close of business on that date are entitled to:

receive this notice of the meeting; and

vote at the meeting and any adjournments or postponements of the meeting.

We will make available a list of shareowners of record as of the close of business on February 24, 2014 for inspection by shareowners for any purpose germane to the meeting during normal business hours from April 9 through April 22, 2014 at the Company’s principal place of business, One Coca-Cola Plaza, Atlanta, Georgia 30313. This list also will be available to shareowners for any such purpose at the meeting.

March 7, 2014

Atlanta, Georgia

By Order of the Board of Directors
Gloria K. Bowden
Associate General Counsel and Secretary

We urge each shareowner to promptly sign and return the enclosed proxy card or to use telephone or Internet voting. See the Voting and Meeting Information section on page 7 for information about voting by telephone or Internet, and how to attend the annual meeting and vote shares in person.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the Company’s 2013 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

VOTING AND MEETING INFORMATION

It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the 2014 Annual Meeting of Shareowners, which will be held on Wednesday, April 23, 2014 at 12:30 p.m., local time, at the Cobb Galleria Centre in Atlanta, Georgia, and follow the instructions below to cast your vote on all of the voting matters.

Who is Eligible to Vote

You are entitled to vote at the 2014 Annual Meeting of Shareowners if you were a shareowner of record at the close of business on February 24, 2014, the record date for the meeting. On the record date, there were 4,405,893,150 shares of common stock issued outstanding and entitled to vote at the annual meeting.

Advance Voting Methods

Even if you plan to attend the 2014 Annual Meeting of Shareowners in person, please vote right away using one of the following advance voting methods (see page 99 for additional details). Make sure to have your proxy card or voting instruction form (VIF) in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

Attending and Voting at the Annual Meeting

All shareowners of record may vote in person at the 2014 Annual Meeting of Shareowners. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 19 on page 104.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 18 on page 103 for important details on admission requirements.

Unable to Attend the Meeting in Person

If you are unable to attend the meeting in person, you can view the live webcast of the meeting by visiting the annual meeting page of the Company’s website, at www.coca-colacompany.com/investors/annual-meeting-of-shareowners.

We have greatly enhanced the annual meeting page of our website to allow our shareowners to easily access the Company’s proxy materials, learn more about our Company, submit written or video questions in advance of the 2014 Annual Meeting of Shareowners, vote through the Internet and access the webcast of the meeting. To learn more about the enhanced annual meeting page of our website, see the answer to question 21 on page 104.

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Electronic Shareowner Document Delivery

Instead of receiving future copies of our Notice of Annual Meeting, Proxy Statement and the Annual Report on Form 10-K by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site. In addition, the Company has a tree planted on behalf of each shareowner that signs up for electronic delivery. Since we began offering electronic delivery in 2005, approximately 360,000 trees have been planted on behalf of Company shareowners.

Roadmap of Voting Matters

Shareowners are being asked to vote on the following matters at the 2014 Annual Meeting of Shareowners:

Our Board’s Recommendation
ITEM 1. Election of Directors (page 16)
The Board and the Committee on Directors and Corporate Governance believe that the combination of the various qualifications, skills and experiences of the Director nominees would contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.	FOR each Director Nominee
ITEM 2. Advisory Vote to Approve Executive Compensation (page 46)
The Company has designed its compensation programs to reward employees for producing sustainable growth consistent with the Company’s 2020 Vision, to attract and retain world-class talent and to align compensation with the long-term interests of our shareowners. The Company seeks a non-binding advisory vote from its shareowners to approve the compensation of its Named Executive Officers as described in the Compensation Discussion and Analysis section beginning on page 47 and the Compensation Tables section beginning on page 63. The Board values shareowners’ opinions and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.	FOR
ITEM 3. Approval of The Coca-Cola Company 2014 Equity Plan (page 83)
We are asking shareowners to approve The Coca-Cola Company 2014 Equity Plan, which the Compensation Committee and the Board have adopted, subject to shareowner approval, to enable the Company to continue making equity awards to executives and other employees. The Coca-Cola Company 2014 Equity Plan is an important part of our pay-for-performance philosophy as it allows the Company to award compensation that is tied to performance and aligned with the interests of our shareowners.	FOR
ITEM 4. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors (page 95)
The Audit Committee has appointed Ernst & Young LLP to serve as Independent Auditors for the fiscal year ending December 31, 2014. The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Independent Auditors is in the best interests of the Company and its shareowners. As a matter of good corporate governance, shareowners are being asked to ratify the Audit Committee’s selection of the Independent Auditors.	FOR
ITEM 5. Shareowner Proposal Regarding an Independent Board Chairman, if properly presented (page 97)
The Board believes that leadership of both the Board and the Company by Mr. Kent is the optimal structure to guide the Company and maintain the focus required to achieve the business goals set forth in the Company’s 2020 Vision. The Board believes that having the flexibility to select the appropriate leadership structure based on the specific needs of the business is critical and that a specifically defined approach that ties the Board’s hands will not serve shareowners well over time.	AGAINST

QUESTIONS AND ANSWERS (PAGE 99)

Please see the Questions and Answers section beginning on page 99 for important information about the proxy materials, voting, the annual meeting, Company documents, communications and the deadlines to submit shareowner proposals for the 2015 Annual Meeting of Shareowners. Additional questions may be directed to Shareowner Services at (404) 676-2777 or shareownerservices@coca-cola.com.

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GOVERNANCE (PAGE 16)

The Company is committed to good corporate governance, which promotes the long-term interests of shareowners, strengthens Board and management accountability and helps build public trust in the Company. Highlights include:

Annual Election of Directors

Majority Voting for Directors

15 Director Nominees

13 Independent Director Nominees

Independent Presiding Director

Independent Audit, Compensation and Directors/Governance Committees

Regular Executive Sessions of Independent Directors

Risk Oversight by Full Board and Committees

Regular Board and Committee Self-Evaluations

Long-standing Active Shareowner Engagement

Shareowner Right to Call Special Meeting

Transparent Public Policy Engagement

Long-standing Commitment toward Sustainability

Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

Executive Compensation Driven by Pay-For-Performance Philosophy

Share Ownership Guidelines and Share Retention Policy for Executives

Equity Awards with Clawback Provisions

DIRECTOR NOMINEES (PAGE 19)

The following table provides summary information about each Director nominee.

Name	Age	Director Since	Primary Occupation	Committee Memberships[1]	Other Public Company Boards
Herbert A. Allen	74	1982	President, Chief Executive Officer and Director, Allen & Company Incorporated	E, F, MD (Chair)	0
Ronald W. Allen*	72	1991	Chairman of the Board, President and Chief Executive Officer, Aaron’s Inc.	A, C	2
Ana Botín*	53	2013	Chief Executive Officer and Executive Director, Santander UK plc	–[2]	1
Howard G. Buffett*	59	2010	President, Buffett Farms Chairman and Chief Executive Officer, Howard G. Buffett Foundation	PIDR	2
Richard M. Daley*	71	2011	Executive Chairman, Tur Partners LLC Of Counsel, Katten Muchin Rosenman LLP	DCG	1
Barry Diller*	72	2002	Chairman of the Board and Senior Executive, IAC/InterActiveCorp and Expedia, Inc.	DCG, E, F (Chair), MD	3
Helene D. Gayle*	58	2013	President and Chief Executive Officer, CARE USA	C2	1
Evan G. Greenberg*	59	2011	Chairman and Chief Executive Officer, ACE Limited	A (Chair), F	1
Alexis M. Herman*	66	2007	Chair and Chief Executive Officer, New Ventures LLC	C, PIDR (Chair)	3
Muhtar Kent	61	2008	Chairman of the Board, Chief Executive Officer and President, The Coca-Cola Company	E (Chair)	1
Robert A. Kotick*	51	2012	President, Chief Executive Officer and Director, Activision Blizzard, Inc.	MD	1
Maria Elena Lagomasino*	64	2008	Chief Executive Officer and Managing Partner, WE Family Offices	C (Chair), DCG, MD	1
Sam Nunn*	75	1997	Co-Chairman and Chief Executive Officer, Nuclear Threat Initiative	DCG[2], F, PIDR	0
James D. Robinson III*	78	1975	Co-Founder and General Partner, RRE Ventures President, J.D. Robinson, Inc.	C, DCG (Chair)[2], MD	0
Peter V. Ueberroth*	76	1986	Investor and Chairman, Contrarian Group, Inc.	A, F	1

*	Independent Director
1	A = Audit Committee; C = Compensation Committee; DCG = Committee on Directors and Corporate Governance; E = Executive Committee; F = Finance Committee; MD = Management Development Committee; PIDR = Public Issues and Diversity Review Committee
2	If reelected, Ms. Botín will serve on the Committee on Directors and Corporate Governance, Ms. Gayle will also serve on the Public Issues and Diversity Review Committee and Mr. Nunn will become Chair of the Committee on Directors and Corporate Governance, in each case immediately following the 2014 Annual Meeting of Shareowners.

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CHANGES TO COMPENSATION PROGRAMS AS A RESULT OF SHAREOWNER ENGAGEMENT AND CONSIDERATION OF LAST YEAR’S SAY ON PAY VOTE (PAGE 47)

The Company has a long-standing shareowner outreach program and routinely interacts with shareowners on a number of matters, including executive compensation (see page 41). The Compensation Committee carefully considers feedback received about executive compensation. After publication of the Company’s 2013 Proxy Statement, a number of shareowners expressed concerns with certain elements of our executive compensation programs. As a result, in an April 4, 2013 letter filed with the Securities and Exchange Commission (“SEC”), the Compensation Committee announced that the 2013 annual incentive awards for all executive officers would be capped at a maximum of 175% of the target award if the Company’s 2013 total shareowner return was below the median total shareowner return of the S&P 500 index. In addition, the Compensation Committee committed to review the design of the annual incentive plan and to evaluate ways to incorporate relative performance metrics into the Company’s executive compensation programs.

At the 2013 Annual Meeting of Shareowners, approximately 77% of the votes cast were in favor of the advisory vote to approve executive compensation. While this reflected continued support of our executive compensation programs, this level of support was a decline from the prior two years’ advisory votes. The Compensation Committee considered this outcome and asked management to seek additional shareowner input.

Since then, the Compensation Committee has taken shareowner feedback into account and, along with its commitments in the April 4, 2013 letter, has approved certain changes to the Company’s compensation programs. While shareowners expressed a wide variety of views about executive compensation, we believe these changes are responsive to most of the comments we routinely heard and are in the best interests of the Company and its shareowners. The chart below summarizes the key points we heard, what action the Compensation Committee has taken, and when the changes are effective.

What we heard	What we did	When effective
Annual incentive plan is difficult to understand and determine how incentives are awarded	Redesigned the annual incentive plan (see pages 53 and 54).	Annual incentive awards for 2014
Annual incentive plan targets should be more challenging	Incorporated challenging performance measures consistent with the Company’s long-term growth model (see pages 53 and 54).	Annual incentive awards for 2014
Annual incentive plan should utilize a wider variety of performance measures	Included an additional performance measure, operating income, into the annual incentive plan formula (see pages 53 and 54).	Annual incentive awards for 2014
Incorporate a relative performance measure into executive compensation program	Added a relative performance modifier to performance share units (PSUs) based on relative total shareowner return versus comparator companies (see page 58).	PSU awards for 2014-2016 performance period
Evaluate mix of long-term equity awards (although no shareowner consensus on preferred mix) and better explain use of each form of equity	Undertook a review and determined the current mix of long-term equity awards (approximately 60% options/40% PSUs) continues to be the most optimal for our employees for the reasons set forth on page 56. Although no change was made, the Compensation Committee will continue to evaluate the mix of long-term equity awards each year.	2013 and annually thereafter
Provide clearer explanation of how performance targets were set and year-to-year differences	Expanded explanation of performance targets and the reasons they may vary from year to year (see page 57).	2014 and annually thereafter

At the 2014 Annual Meeting of Shareowners, the Company will again hold an annual advisory vote to approve executive compensation (see page 46). The Compensation Committee will continue to engage with our shareowners throughout the year and consider the results from this year’s and future advisory votes on executive compensation, as well as feedback from shareowners.

2013 COMPENSATION (PAGE 63)

Set forth below is the 2013 compensation for each Named Executive Officer as determined under SEC rules. See the notes accompanying the 2013 Summary Compensation Table beginning on page 63 for more information.

In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. The change in pension value is subject to many external variables, such as interest rates, that are not

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related to Company performance. Therefore, we do not believe a year-over-year change in pension value is helpful in evaluating compensation for comparative purposes and instead, believe shareowners may find the accumulated pension benefits in the 2013 Pension Benefits table on page 71 a more useful calculation of the pension benefits provided to the Named Executive Officers.

Name and Principal Position	Salary	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings*	All Other Compensation	Total	Total Without Change in Pension Value**
Muhtar Kent
Chairman of the Board and Chief Executive Officer	$1,600,000	$6,399,988	$7,113,946	$2,200,000	$2,204,814	$861,912	$20,380,660	$18,175,846
Gary P. Fayard
Executive Vice President and Chief Financial Officer	844,278	2,250,016	2,500,997	820,000	59,653	109,229	6,584,173	6,524,520
Ahmet C. Bozer
Executive Vice President and President, Coca-Cola International	681,663	2,199,998	2,445,420	770,000	0	275,133	6,372,214	6,372,214
Steven A. Cahillane***
Former Executive Vice President and President, Coca-Cola Americas	815,420	3,828,014	2,689,962	820,000	0	93,865	8,247,261	8,247,261
José Octavio Reyes
Vice Chairman, The Coca-Cola Export Corporation	751,701	1,649,998	1,834,064	590,000	669,424	381,872	5,877,059	5,208,010

*	For all Named Executive Officers, the change in actuarial present value of accumulated pension benefits for 2013 was significantly less than the change in 2012 primarily due to a higher discount rate assumption for 2013. For Messrs. Bozer and Cahillane, $0 is reported because there was a decrease of $56,161 and $57,918, respectively, in the actuarial present value of their pension values for 2013.
**	Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column (but including the nonqualified deferred compensation earnings reported in that column, if any).
***	Mr. Cahillane left the Company on February 28, 2014. For details on his separation arrangements, including the forfeiture of all unvested stock and option awards granted in 2013, see page 74.

HOW PAY IS TIED TO COMPANY PERFORMANCE (PAGE 48)

We understand that there are different views about how to assess whether a company “pays for performance.” This section highlights how the Compensation Committee views pay and Company performance and why we believe the Company’s compensation programs are appropriately aligned with performance.

Our compensation programs are designed to reward employees for producing sustainable growth consistent with the Company’s 2020 Vision, to attract and retain world-class talent and to align compensation with the long-term interests of our shareowners. The Compensation Committee strongly believes that executive compensation — pay opportunities, realizable pay and pay actually realized — should be tied to Company performance. The Compensation Committee views Company performance in two primary ways:

the Company’s operating performance, including results against our long-term growth targets; and

return to shareowners over time, both on an absolute basis and relative to other companies, including the S&P 500 companies and our compensation comparator group (see page 59).

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Operating Performance

In a year marked by ongoing global macroeconomic challenges in many markets around the world, the Company was not immune to these pressures. Despite global volume growth below its expectations and long-term growth target, the Company delivered sound financial results in line with its long-term profit targets. Company operating performance highlights included:

Global volume grew 2% for the full year, with sparkling beverage volume up 1% and still beverage volume up 5%.

The Company grew global value share in nonalcoholic ready-to-drink beverages, with volume and value share gains in core sparkling and still beverages.

Full-year reported net revenues declined 2% and, excluding the impact of structural changes, comparable currency neutral net revenues grew 3%.

Full-year reported operating income declined 5% and, excluding the impact of structural changes, comparable currency neutral operating income grew 6%, in line with the Company’s long-term growth target.

Full-year reported earnings per share (“EPS”) was $1.90, down 3%, and comparable EPS was $2.08, up 3%. Comparable currency neutral EPS was up 8% for the full year, in line with the Company’s long-term growth target.

The following illustrates the three-year directional relationship between Company performance, based on two of our key operating metrics, and the compensation (as defined below) of our Chairman and Chief Executive Officer. These key metrics, unit case volume and comparable earnings per share, were chosen because we believe they correlate to long-term shareowner value.

1	2012 does not include Beverage Partners Worldwide (“BPW”) unit case volume for those countries in which BPW was phased out in 2012, nor does it include unit case volume of products distributed in the U.S. under a sublicense from a subsidiary of Nestlé S.A. (“Nestlé”) which terminated at the end of 2012.
2	Reflects the Company’s two-for-one stock split effected on July 27, 2012. Comparable EPS differs from what is reported under accounting principles generally accepted in the U.S. (“GAAP”). See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.
3	Total compensation for Mr. Kent in each of 2011, 2012 and 2013, as reported in the 2013 Summary Compensation Table on page 63, excluding “change in pension value and nonqualified deferred compensation earnings.” We believe it is appropriate to exclude this component when analyzing the relationship between pay and performance because there are no enhanced or special pension plans for the Named Executive Officers and change in pension value is subject to many variables, such as external interest rates, that are not related to Company performance.

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Return to Shareowners

The Company has delivered consistent positive return to shareowners over time, and has a long history of increasing dividends and conducting share repurchases, which continued in 2013.

The following chart shows how a $100 investment in the Company’s common stock on December 31, 2008 would have grown to $211 on December 31, 2013, with dividends reinvested quarterly. The chart also compares the total shareowner return on the Company’s Common Stock to the same investment in the S&P 500 Index and the Company’s 2013 compensation comparator group (see page 59) over the same period, with dividends reinvested quarterly.

*	Source: Standard & Poor’s Research Insight. Includes the Company’s 2013 comparator group (see page 59) for the five-year period whether or not a company was included in the group for the entire period. For foreign companies included in the comparator group, market value has been converted to U.S. dollars and excludes the impact of currency. Market returns are weighted by relative market capitalization and are adjusted for spin-offs and special dividends.

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Impact of Company performance on compensation – reported, realizable and realized pay

As described above, over the last several years the Company has continued to have solid operating performance and return positive value to shareowners. In 2011 and 2012, the Company met or exceeded its long-term growth targets and its three-year cumulative total shareowner return from 2011 to 2013 was 36.5%. The Company’s results in 2013 can be described as mixed, as the Company met some, but not all, of its long-term growth targets, and its one-year cumulative total shareowner return was 17.2%.

The following graphic provides a more complete view of total direct compensation (base salary, annual incentive and long-term equity compensation) by providing “reported,” “realizable” and “realized” pay of the Chairman and Chief Executive Officer for 2011, 2012 and 2013. We believe that “reported” pay (compensation reported in the 2013 Summary Compensation Table) is useful, but is only part of an overall view of how pay is aligned with performance. We believe it is also helpful to look at performance-based compensation from the perspective of what is “realizable” and what is “realized.” Generally, the value of pay that is earned or realizable as of a specific date is referred to as “realizable pay” and pay actually received over a specified period is referred to as “realized pay.”

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ONE COCA-COLA PLAZA

ATLANTA, GEORGIA 30313

March 7, 2014

PROXY STATEMENT

The Board of Directors of The Coca-Cola Company (the “Board”) is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2014 Annual Meeting of Shareowners of The Coca-Cola Company (the “Company”). The meeting will be held at the Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339 on April 23, 2014, at 12:30 p.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of our principal executive offices is The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301. We are first furnishing the proxy materials to shareowners on March 7, 2014.

All properly executed written proxies and all properly completed proxies submitted by telephone or Internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of shares of common stock of the Company (“Common Stock”) as of the close of business on February 24, 2014, the record date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Common Stock held. On February 24, 2014, there were 4,405,893,150 shares of Common Stock issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON APRIL 23, 2014.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2013 are available at www.edocumentview.com/coca-cola.

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GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of shareowners, strengthens Board and management accountability and helps build public trust in the Company. The Board of Directors has established Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as the Board’s mission, Director responsibilities, Director qualifications, determination of Director independence, Board committee structure, Chief Executive Officer performance evaluation and management succession. The Board regularly reviews developments in corporate governance and updates the Corporate Governance Guidelines and other governance materials as it deems necessary and appropriate. The dashboard below provides a snapshot of the Company’s governance materials and highlights.

GOVERNANCE DASHBOARD

Governance Materials

Certificate of Incorporation	Charter for Each Board Committee

By-Laws	Codes of Business Conduct and EthicsLine

Corporate Governance Guidelines	Public Policy Engagement and Political Contributions Policy

You can access the governance materials on the Company’s website, www.coca-colacompany.com, click on “Investors” and then “Corporate Governance.” Instructions on how to obtain copies of the Company’s corporate governance materials are included in the response to question 23 in the Questions and Answers section on page 104.

Governance Highlights

   Annual Election of Directors

   Majority Voting for Directors

   15 Director Nominees

   13 Independent Director Nominees

   Independent Presiding Director

   Independent Audit, Compensation and Directors/Governance Committees

   Regular Executive Sessions of Independent Directors

   Risk Oversight by Full Board and Committees

   Regular Board and Committee Self-Evaluations

   Long-standing Active Shareowner Engagement

   Shareowner Right to Call Special Meeting

   Transparent Public Policy Engagement

   Long-standing Commitment toward Sustainability

   Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

   Executive Compensation Driven by Pay-For-Performance Philosophy

   Share Ownership Guidelines and Share Retention Policy for Executives

   Equity Awards with Clawback Provisions

ITEM 1 -	ELECTION OF DIRECTORS

The Board is elected by the shareowners to oversee their interest in the long-term health and the overall success of the Company’s business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the shareowners. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

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Election Process and Voting Standard

The Company’s By-Laws provide that the number of Directors shall be determined by the Board, which has set the number at 15 effective at the 2014 Annual Meeting of Shareowners. The Company’s By-Laws also provide for the annual election of Directors. There are no limits on the number of terms a Director may serve because term limits may cause the loss of experience and expertise important to the optimal operation of the Board. However, to ensure that the Board remains composed of high-functioning members able to keep their commitments to Board service, the Committee on Directors and Corporate Governance evaluates the qualifications and performance of each incumbent Director before recommending the nomination of that Director for an additional term.

The Company’s By-Laws provide that, in an election of Directors where the number of nominees does not exceed the number of Directors to be elected, each Director must receive the majority of the votes cast with respect to that Director. If a Director is not elected, he or she has agreed that a letter of resignation will be submitted to the Board. The Committee on Directors and Corporate Governance will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation taking into account the recommendation of the Committee on Directors and Corporate Governance and publicly disclose its decision and its rationale within 100 days of the certification of the election results. The Director who tenders his or her resignation will not participate in the decisions of the Committee on Directors and Corporate Governance or the Board that concern the resignation.

In addition, pursuant to the Corporate Governance Guidelines, Directors whose job responsibilities change or who reach the age of 74 are asked to submit a letter of resignation to the Board. These letters are considered by the Board and, if applicable, annually thereafter.

Director Nominations

The Committee on Directors and Corporate Governance is responsible for identifying and evaluating nominees for Director and for recommending to the Board a slate of nominees for election at each Annual Meeting of Shareowners. Nominees may be suggested by Directors, members of management, shareowners or, in some cases, by a third-party firm.

Shareowners who wish the Committee on Directors and Corporate Governance to consider their recommendations for nominees for the position of Director should submit their recommendations in writing by mail to the Committee on Directors and Corporate Governance in care of the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301, by e-mail to shareownerservices@coca-cola.com or by fax to (404) 676-8409. Recommendations by shareowners that are made in accordance with these procedures will receive the same consideration by the Committee on Directors and Corporate Governance as other suggested nominees. Nominations for the 2015 Annual Meeting of Shareowners must be received by December 24, 2014.

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. The Board and the Committee on Directors and Corporate Governance consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications Required of All Directors

In its assessment of each potential Director nominee, the Committee on Directors and Corporate Governance considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Committee on Directors and Corporate Governance determines are pertinent in light of the current needs of the Board. The Committee on Directors and Corporate Governance also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Committee on Directors and Corporate Governance require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition, the Board conducts interviews of potential Director candidates to assess intangible qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership. Diversity is important because the Board believes that a variety of points of view contributes to a more effective decision-making process.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and the business priorities as set forth in the Company’s 2020 Vision. The 2020 Vision

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is an action plan that sets forth a common set of strategies guiding the Coca-Cola system to succeed in the changing environment over this decade. Additional information regarding the 2020 Vision may be found on the Company’s website, www.coca-colacompany.com.

The following table summarizes certain key characteristics of the Company’s business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience
The Company’s business is multifaceted and involves complex financial transactions in many countries and in many currencies.	High level of financial literacy Relevant Chief Executive Officer/President experience
The Company’s business is truly global and multicultural, with its products sold in over 200 countries around the world.	Diversity of race, ethnicity, gender, age, cultural background or professional experience Broad international exposure
The Company’s business is a complicated global enterprise and most of the Company’s products are manufactured and sold by bottling partners around the world.	Extensive knowledge of the Company’s business, industry and/or manufacturing
Marketing is the core focus of the Company’s business and the Company seeks to develop and deploy the world’s most innovative and effective marketing and technology.	Marketing/marketing-related technology experience
The Company’s business requires compliance with a variety of regulatory requirements across a number of countries and relationships with various governmental entities and non-governmental organizations.	Governmental or geopolitical expertise
The Board’s responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	Risk oversight/management expertise

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2014 NOMINEES FOR DIRECTOR

Upon the recommendation of the Committee on Directors and Corporate Governance, the Board has nominated each of Herbert A. Allen, Ronald W. Allen, Ana Botín, Howard G. Buffett, Richard M. Daley, Barry Diller, Helene D. Gayle, Evan G. Greenberg, Alexis M. Herman, Muhtar Kent, Robert A. Kotick, Maria Elena Lagomasino, Sam Nunn, James D. Robinson III and Peter V. Ueberroth for election as Director. All of the nominees are independent under New York Stock Exchange (“NYSE”) corporate governance rules, except Herbert A. Allen and Muhtar Kent. See “Director Independence and Related Person Transactions” beginning on page 37.

Each of the Director nominees currently serves on the Board and was elected by the shareowners at the 2013 Annual Meeting of Shareowners, except for Ms. Botín who was appointed to the Board in July 2013. Ms. Botín was identified as a potential Director by the Committee on Directors and Corporate Governance, who determined that she was qualified under the committee’s criteria. If elected, each nominee will hold office until the 2015 Annual Meeting of Shareowners and until his or her successor is elected and qualified.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of Directors.

The Board and the Committee on Directors and Corporate Governance believe that the combination of the various qualifications, skills and experiences of the Director nominees would contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

Included in each Director nominee’s biography below is an assessment of the specific qualifications, attributes, skills and experience of such nominee based on the qualifications described above. Immediately after the biographies, we have also included a summary describing the qualifications of the nominees.

The Board of Directors recommends a vote FOR the election of each of the Director nominees.

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Herbert A. Allen

Director since 1982

Age: 74

Board Committees: Executive, Finance, Management Development (Chair)

Other Public Company Boards: None

Mr. Allen is President, Chief Executive Officer and a Director of Allen & Company Incorporated, a privately held investment firm, and has held these positions for more than the past five years. He previously served as a Director of Convera Corporation from 2000 to 2010.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Extensive experience in venture capital, underwriting, mergers and acquisitions, private placements and money management services at Allen & Company Incorporated. Supervises Allen & Company Incorporated’s principal financial and accounting officers on all matters related to the firm’s financial position and results of operations and the presentation of its financial statements.

Relevant Chief Executive Officer/President Experience

President and Chief Executive Officer of Allen & Company Incorporated, a preeminent investment firm focused on the media, entertainment and technology industries.

Extensive Knowledge of the Company’s Business

Director of the Company since 1982 and through Allen & Company Incorporated, has served as financial advisor to the Company and its bottling partners on numerous transactions.

Marketing/Marketing-Related Technology Experience

Significant marketing experience through ten-year public company directorship at Convera Corporation, a company that used technology to help clients build an online community and increase their Internet advertising revenues.

Ronald W. Allen

Director since 1991

Age: 72

Board Committees: Audit, Compensation

Other Public Company Boards: Aaron’s, Inc. (since 1997), Aircastle Limited (since 2006)

Mr. Allen is Chairman of the Board, President and Chief Executive Officer of Aaron’s, Inc. In November 2012, he was appointed Chairman of the Board of Aaron’s, Inc., where he has served as a Director since 1997. Mr. Allen has served as President and Chief Executive Officer of Aaron’s, Inc. since February 2012 and served as interim President and Chief Executive Officer of Aaron’s, Inc. from November 2011 until February 2012. Mr. Allen retired as the Chairman of the Board, President and Chief Executive Officer of Delta Air Lines, Inc. (“Delta”), one of the world’s largest global airlines, in July 1997. From July 1997 through July 2005, Mr. Allen was a consultant to and Advisory Director of Delta. He previously served as a Director of Interstate Hotels & Resorts, Inc. from 2006 to 2010, Forward Air Corporation from 2011 to 2013 and Guided Therapeutics Inc. from 2008 to January 31, 2014.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

In addition to overseeing the financial matters in his role as Chairman of the Board, President and Chief Executive Officer of Aaron’s, Inc., a leader in the sales and lease ownership and specialty retailing of residential furniture, consumer electronics, home appliances and accessories, also served on its Audit Committee. Serves on the Audit Committee of Aircastle Limited, a global company that acquires, leases and sells high-utility commercial jet aircraft to customers throughout the world. Served on the Investment Committee of Interstate Hotels & Resorts, Inc., a large independent hotel management company of major global brands.

Relevant Chief Executive Officer/President Experience

Chief Executive Officer and President of Aaron’s, Inc. Served as Chief Executive Officer and President of Delta from 1987 to 1997. During his tenure at Delta, he managed the company through very difficult times, brought it back to sustained profitability, established a program to lower the airline’s cost structure and grew the business through expansion into foreign markets.

Broad International Exposure

Former Chairman and Chief Executive Officer of Delta, a leading global carrier with service to 59 countries on six continents. Serves as a Director at Aircastle Limited and served as a Director at Interstate Hotels & Resorts, Inc., each of which has international operations.

Extensive Knowledge of the Company’s Business and Manufacturing

23-year directorship at the Company. Significant manufacturing experience as a senior executive at Aaron’s, Inc., whose business includes a furniture manufacturing division.

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Ana Botín

Director since 2013

Age: 53

Other Public Company Boards: Santander UK plc (since 2010)

Ms. Botín is Chief Executive Officer and Executive Director of Santander UK plc, a leading financial services provider in the United Kingdom and subsidiary of Banco Santander, S.A., and has held these positions since December 2010. Ms. Botín served as Executive Chairman of Banco Español de Crédito, S.A., also a subsidiary of Banco Santander, S.A., from 2002 to 2010. She started her 33-year career in the banking industry at JP Morgan in New York in 1981 and in 1988 joined Banco Santander, S.A., a global, multinational bank, where she established and led its international banking business in Latin America in the 1990s. She previously served as a director of Assicurazioni Generali S.p.A., a global insurance company based in Italy, from 2004 to 2011.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Internationally recognized expert in the investment banking industry with knowledge of global macroeconomic issues as well as significant experience in oversight and management of financial risks. Over 33 years of experience in investment and commercial banking. Began career at JP Morgan in New York in 1981 where she worked in its investment banking and treasury service areas until 1988. Joined Banco Santander, S.A. in 1988 where she established and led its international corporate banking business in Latin America in the 1990s. Subsequently served as Executive Chairman of Banco Español de Crédito, S.A. from 2002 to 2010 and has served as Chief Executive Officer of Santander UK plc since 2010, both of which are banking subsidiaries of Banco Santander, S.A. Served as a member of Banco Santander, S.A.’s Board and Executive Committee since 1989 and of its Management Committee since 1994.

Relevant Chief Executive Officer/President Experience

Chief Executive Officer of Santander UK plc, a leading financial services provider in the United Kingdom and subsidiary of Banco Santander, S.A. since 2010. Previously served as Executive Chairman of Banco Español de Crédito, S.A. from 2002 to 2010 and as Chief Executive Officer of Banco Santander de Negocios, both banking subsidiaries of Banco Santander, S.A.

Diversity Spanish national; female; significant experience with non-U.S. companies and non-profit organizations.

Broad International Exposure

Founder and Vice Chairman of Fundación de Empresa y Crecimiento, which finances small and medium sized companies in Latin America, and co-founder and Chairman of the Fundación de Conocimiento y Desarrollo, a not-for-profit organization that promotes the contribution of universities in Spain to the country’s economic and social development. Co-founder and Chairman of Fundación de Empieza Por Educar, the Spanish member of the global Teach For All network. Trustee of the Mayor’s Fund for London, which addresses child poverty through education initiatives. Serves on the Board of Directors of Georgetown University and on the Advisory Council of INSEAD, one of the world’s leading graduate business schools. Director of Assicurazioni Generali S.p.A., a global insurance company based in Italy, from 2004 to 2011.

Howard G. Buffett

Director since 2010

Age: 59

Board Committees: Public Issues and Diversity Review

Other Public Company Boards: Berkshire Hathaway Inc. (since 1993), Lindsay Corporation (since 1995)

Mr. Buffett is President of Buffett Farms, a commercial farming operation, and has held this position since 1986. Mr. Buffett is Chairman and Chief Executive Officer of the Howard G. Buffett Foundation, a charitable foundation that supports initiatives focused on food and water security, conservation and conflict management, and has held these positions since December 2013. He previously served as President of the Howard G. Buffett Foundation from 1999 to December 2013.

Specific Qualifications, Attributes, Skills and Experience:

Broad International Exposure

The Howard G. Buffett Foundation, of which Mr. Buffett is Chairman and Chief Executive Officer, focuses much of its work in communities in Africa and Latin America. In 2007, the Foundation launched the Global Water Initiative to address productive and household water resource constraints in Africa and Central America. In 2013, the Global Water Initiative refocused its efforts to more closely align with the Foundation’s core mission of improving global food security by enabling farmers to better access, manage and use water resources for sustainable agricultural production. Served in various management roles at Archer- Daniels-Midland Company, one of the largest agricultural processors in the world, including a lead business development role for Latin America.

Extensive Knowledge of the Company’s Business

From 1993 to 2004, served as a Director of Coca-Cola Enterprises Inc., then the world’s largest Coca-Cola bottler, which enabled Mr. Buffett to acquire extensive knowledge of its bottling operations and an understanding of the Coca-Cola system.

Governmental or Geopolitical Expertise

Served on two United States Trade Representative Committees and was appointed a United Nations Goodwill Ambassador Against Hunger in 2007. Gained governmental experience through service in elected office in Douglas County, Nebraska from 1989 to 1992. Extensive experience on international socioeconomic and regulatory issues including agricultural resource development and supply chain and water resource management as Chairman and Chief Executive Officer of the Howard G. Buffett Foundation, which works to improve subsistence agriculture and resolve conflicts tied to food shortages. Served as Chairman of Coca-Cola Enterprises Inc.’s Public Issues Review Committee.

Risk Oversight/Management Expertise

Oversees and manages operational risks as President of Buffett Farms and Chairman and Chief Executive Officer of the Howard G. Buffett Foundation and as a Director of Berkshire Hathaway Inc., a complex and diversified multinational company, Lindsay Corporation, a worldwide leader in the manufacturing of agricultural irrigation products, and Sloan Implement, a privately owned distributor of John Deere agricultural equipment.

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Richard M. Daley

Director since 2011

Age: 71

Board Committees: Directors and Corporate Governance

Other Public Company Boards: Diamond Resorts International, Inc. (since 2013)

Mr. Daley was the Mayor of Chicago from 1989 to 2011. Mr. Daley is the Executive Chairman of Tur Partners LLC, an investment and advisory firm focusing on sustainable solutions within the urban environment, and has held this position since May 2011. He is an Of Counsel at Katten Muchin Rosenman LLP, a full-service law firm with more than 600 attorneys in locations across the United States and an affiliate in London and Shanghai, and has held this position since June 2011. In October 2011, he was appointed a senior advisor to JPMorgan Chase & Co., where he chairs the “Global Cities Initiative,” a joint project of JPMorgan Chase & Co. and the Brookings Institution to help cities identify and leverage their greatest economic development resources. Mr. Daley also has been a distinguished senior fellow at the University of Chicago Harris School of Public Policy since May 2011.

Specific Qualifications, Attributes, Skills and Experience:

Relevant Chief Executive Officer/President Experience

As Mayor of Chicago, served as the chief executive of one of the world’s largest cities, managing all aspects of a complex governmental organization, including its multi-billion dollar budget and over 30 departments with over 35,000 employees. Serves as Executive Chairman of Tur Partners LLC.

Broad International Exposure

As Mayor, helped Chicago become a prominent player in the global economy. Particular focus on developing relationships in China through efforts such as the Chicago-China Friendship Initiative campaign. Ongoing international exposure with policymakers from around the world as distinguished senior fellow at the University of Chicago Harris School of Public Policy and as a member of the International Advisory Board for the Russian Direct Investment Fund.

Governmental or Geopolitical Expertise

Over a 42-year career in public service. Mayor of Chicago for 22 years and the longest serving Mayor in Chicago’s history. As Mayor, earned a reputation for improving Chicago’s quality of life, acting to improve public schools, strengthening its economy and helping Chicago become among the most environmentally friendly cities in the world.

Risk Oversight/Management Expertise

Significant expertise in managing and overseeing risks as Mayor of Chicago, including emergency and crisis management, and oversight of governmental, economic, environmental, human resources and social risks.

Barry Diller

Director since 2002

Age: 72

Board Committees: Directors and Corporate Governance, Executive, Finance (Chair), Management Development

Other Public Company Boards: Expedia, Inc. (since 2005), IAC/InterActiveCorp (since 1995), Graham Holdings Company (formerly The Washington Post Company, since 2000)

Mr. Diller is Chairman of the Board and Senior Executive of IAC/InterActiveCorp, a leading media and Internet company. Mr. Diller held the positions of Chairman of the Board and Chief Executive Officer of IAC/InterActiveCorp and its predecessors since August 1995 and ceased serving as Chief Executive Officer in December 2010. Mr. Diller is also Chairman of the Board and Senior Executive of Expedia, Inc., an online travel company. Mr. Diller has served as Special Advisor to TripAdvisor, Inc., an online travel company, since April 2013 and served as its Chairman of the Board and Senior Executive from December 2011, when it was spun off from Expedia, Inc., until December 2012, and was a member of its Board until April 2013. Mr. Diller served as the non-executive Chairman of the Board of Ticketmaster Entertainment, Inc. from 2008 to 2010, when it merged with Live Nation, Inc. to form Live Nation Entertainment, Inc. Mr. Diller served as the non-executive Chairman of the Board of Live Nation Entertainment, Inc. from January 2010 to October 2010 and was a member of its Board until January 2011.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Extensive experience in financings, mergers, acquisitions, investments and strategic transactions, including transactions with Silver King Broadcasting, QVC, Inc., Ticketmaster Entertainment, Inc. and Home Shopping Network, Inc. Serves on the Finance Committee of Graham Holdings Company, a diversified education and media company.

Relevant Chief Executive Officer/President Experience

Served as Chief Executive Officer of IAC/InterActiveCorp (and its predecessors) from August 1995 to November 2010. Beginning with QVC, Inc. in 1992, served as chief executive for a number of predecessor companies engaged in media and interactivity prior to the formation of IAC/InterActiveCorp. Previously served as Chief Executive Officer of Fox, Inc. from 1984 to 1992. Prior to joining Fox, Inc., served for ten years as Chief Executive Officer of Paramount Pictures Corporation.

Broad International Exposure

Chairman of the Board and Senior Executive of IAC/InterActiveCorp, a leading media and internet company with website visits across more than 100 countries. Chairman of the Board and Senior Executive of Expedia, Inc., one of the world’s leading online travel companies, which provides localized travel services to customers throughout North America, Asia, Australia, Europe and Mexico. Served as Chairman of the Board and Senior Executive of TripAdvisor, Inc., the world’s largest online travel company, with sites operating in 34 countries worldwide. Served as a member of the Council on Foreign Relations.

Marketing/Marketing-Related Technology Experience

Extensive experience and leadership roles in the consumer Internet and digital media sectors that are of particular relevance to the Company’s marketing strategy. This includes experience at IAC/InterActiveCorp, which has several business units/websites that operate in the marketing and technology industries, including Ask. com, About.com, Match.com, Vimeo.com, HomeAdvisor.com and CityGrid Media, at Expedia, Inc., which operates travel websites, including Expedia.com, Hotels. com and Hotwire.com, and at TripAdvisor, Inc., which operates the flagship TripAdvisor-branded websites and numerous other travel brands.

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Helene D. Gayle

Director since 2013

Age: 58

Board Committees: Compensation

Other Public Company Boards: Colgate-Palmolive Company (since 2010)

Dr. Gayle has been President and Chief Executive Officer of CARE USA, a leading international humanitarian organization, since 2006. From 2001 to 2006, she served as program director in the Global Health Program at the Bill & Melinda Gates Foundation. Dr. Gayle started her 20-year career in public health at the U.S. Centers for Disease Control and Prevention (“CDC”) in 1984 where she held various positions, ultimately becoming the director of the CDC’s National Center for HIV, STD and TB Prevention in 1995.

Specific Qualifications, Attributes, Skills and Experience:

Relevant Chief Executive Officer/President Experience

President and Chief Executive Officer of CARE USA, a leading international humanitarian organization with operating support and revenues exceeding $500 million per year.

Diversity African-American; female; a medical specialist with a masters of public health; an expert on health, global development and humanitarian issues.

Broad International Exposure

Experience managing international operations at CARE USA, which has long-term programs in 84 countries around the world, including in many emerging markets. Helped develop global health initiatives in leadership roles at the CDC and the Bill & Melinda Gates Foundation. Currently serves on the Board of the Center for Strategic and International Studies, the Rockefeller Foundation and the Harvard Business School Social Enterprise Initiative. Member of the Council on Foreign Relations.

Governmental or Geopolitical Expertise

Extensive leadership experience in the global public health field through service at the CDC and through a leadership position with the Bill & Melinda Gates Foundation, directing programs on HIV/AIDS and other global health issues. Member of the U.S. Department of State’s Foreign Affairs Policy Board and serves on the President’s Commission on White House Fellowships. Achieved the rank of Assistant Surgeon General and Rear Admiral in the United States Public Health Service. Director of New America Foundation, a nonprofit, nonpartisan public policy institute and think tank.

Evan G. Greenberg

Director since 2011

Age: 59

Board Committees: Audit (Chair), Finance

Other Public Company Boards: ACE Limited (since 2002)

Mr. Greenberg is the Chairman and Chief Executive Officer of ACE Limited, the parent company of the ACE Group of Companies, a global insurance and reinsurance organization. He served as President and Chief Operating Officer of ACE Limited from June 2003 to May 2004, when he was elected to the position of President and Chief Executive Officer. Mr. Greenberg has served on the Board of ACE Limited since 2002 and was elected as Chairman of the Board in May 2007. Prior to joining the ACE Group in 2001, Mr. Greenberg held a number of senior management positions at American International Group, Inc. (“AIG”), most recently serving as President and Chief Operating Officer from 1997 until 2000.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Over 38 years of experience in the insurance industry, including managing global businesses and overseeing complex financial transactions involving numerous countries and currencies.

Relevant Chief Executive Officer/President Experience

President and Chief Executive Officer of ACE Limited since 2004. President and Chief Operating Officer of ACE Limited from 2003 to 2004. Chief Executive Officer of ACE Overseas General from 2002 to 2003 and Chief Executive Officer of ACE Tempest Re from 2001 to 2002. President of AIG, a leading international insurance organization, from 1997 to 2000.

Broad International Exposure

Chairman and Chief Executive Officer of ACE Limited, the parent company of the ACE Group of Companies, one of the world’s largest multiline property and casualty insurers, with operations in 54 countries. Extensive experience and business relationships in Asia, including serving as Chief Executive Officer of AIG Far East, based in Japan. Serves on the Board of the National Committee on United States-China Relations and the US-China Business Council, is Chairman of the US-ASEAN Business Council and is a trustee of the Center for the National Interest.

Risk Oversight/Management Expertise Extensive risk oversight/management experience through various underwriting and management positions in the global property, casualty and life insurance sectors.

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Alexis M. Herman

Director since 2007

Age: 66

Board Committees: Compensation, Public Issues and Diversity Review (Chair)

Other Public Company Boards: Cummins Inc. (since 2001), Entergy Corporation (since 2003), MGM Resorts International (since 2002)

Ms. Herman is the Chair and Chief Executive Officer of New Ventures LLC, a corporate consulting company, and has held these positions since 2001. She served as Chair of the Business Advisory Board of Sodexo, Inc., an integrated food and facilities management services company, through 2013 and serves as a member of Toyota Motor Corporation’s Global Advisory Board. As chair of the Company’s Human Resources Task Force from 2001 to 2006, Ms. Herman worked with the Company to identify ways to improve its human resources policies and practices following the November 2000 settlement of an employment lawsuit. From 1997 to 2001, she served as U.S. Secretary of Labor.

Specific Qualifications, Attributes, Skills and Experience:

Diversity

African-American; female; professional experience in government, nonprofit/charitable organizations and business. Vice Chair of the Board of Trustees of the National Urban League, a civil rights organization.

Broad International Exposure

13-year public company directorship at Cummins Inc., a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and related technologies and serves customers in approximately 190 countries and territories through a network of approximately 600 company-owned and independent distributor locations and approximately 6,500 dealer locations. Served as Chair of the Working Party for the Role of Women in the Economy for the Organisation for Economic Co-operation and Development (“OECD”), an international organization helping governments tackle the economic, social and governance challenges of a globalized economy.

Governmental or Geopolitical Expertise

Former U.S. Secretary of Labor from 1997 to 2001. Former White House Assistant to President Clinton and Director of the White House Office of Public Liaison. Served as Director of the Labor Department’s Women’s Bureau under President Jimmy Carter. Former Chief of Staff and former Vice Chair of the Democratic National Committee. Serves as a Trustee of the Clinton Bush Haiti Fund. Served as Chair of the Working Party for the Role of Women in the Economy for OECD. Serves as Chair of the Community Affairs Committee for MGM Resorts International, a global hospitality company.

Risk Oversight/Management Expertise

Significant expertise in management and oversight of labor and human relations risks, including handling the United Parcel Service workers’ strike in 1997 while U.S. Secretary of Labor. Chair of the Company’s Human Resources Task Force following the November 2000 settlement of an employment lawsuit. Serves on the Audit Committee of Cummins Inc. and served on the Audit Committee of MGM Resorts International.

Muhtar Kent

Director since 2008

Age: 61

Board Committees: Executive (Chair)

Other Public Company Boards: 3M Company (since 2013)

Mr. Kent is Chairman of the Board, Chief Executive Officer and President of the Company. He has held the position of Chairman of the Board since April 23, 2009, the position of Chief Executive Officer since July 1, 2008 and the position of President since December 7, 2006. From December 2006 through June 2008, Mr. Kent served as President and Chief Operating Officer of the Company. From January 2006 through December 2006, Mr. Kent served as President of Coca-Cola International and was elected Executive Vice President of the Company in February 2006. From May 2005 through January 2006, he was President and Chief Operating Officer of the Company’s North Asia, Eurasia and Middle East Group, an organization serving a broad and diverse region that included China, Japan and Russia. Mr. Kent originally joined the Company in 1978 and held a variety of marketing and operations roles until 1995, when he became Managing Director of Coca-Cola Amatil Limited-Europe covering bottling operations in 12 countries. From 1999 until his return to the Company in May 2005, he served as President and Chief Executive Officer of the Efes Beverage Group, a diversified beverage company with Coca-Cola and beer operations across Southeast Europe, Turkey and Central Asia.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Substantial financial experience gained in roles as Chief Executive Officer and President of the Company and Efes Beverage Group, both multi-national companies. Oversight of complex financial transactions and profit and loss responsibility during prior operations and leadership roles with the Company. Serves on the Audit Committee and Finance Committee of the Board of Directors of 3M Company.

Relevant Chief Executive Officer/President Experience In addition to serving as the Company’s Chief Executive Officer, served as President and Chief Executive Officer of Efes Beverage Group.

Broad International Exposure

Over 33 years of Coca-Cola system experience including extensive experience in international markets. Director of 3M Company, a global innovation company. Chair of the International Business Council of the World Economic Forum, member of the Board of Directors of the Council on Foreign Relations and fellow of the Foreign Policy Association. Chairman Emeritus of the US-ASEAN Business Council and appointed as a member of the Eminent Persons Group for ASEAN by President Obama and then Secretary of State Clinton. Member of the Board of Trustees of the United States Council for International Business and the Center for Strategic and International Studies and member of the Board of Directors of the Special Olympics. Former Chairman of the Board of the US-China Business Council.

Extensive Knowledge of the Company’s Business, Industry and Manufacturing

Chairman of the Board (since 2009), Chief Executive Officer (since 2008), Chief Operating Officer (December 2006 to June 2008) and President (since 2006) of the Company. Joined the Company in 1978, holding a variety of marketing and operations leadership positions over the course of his career in the Coca-Cola system.

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Robert A. Kotick

Director since 2012

Age: 51

Board Committees: Management Development

Other Public Company Boards: Activision Blizzard, Inc. (since 1991)

Mr. Kotick is President, Chief Executive Officer and a Director of Activision Blizzard, Inc., an interactive entertainment software company, and has held these positions since 2008. Mr. Kotick served as Chairman and Chief Executive Officer of the predecessor to Activision Blizzard, Inc. from 1991 to 2008.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Over 22 years of experience as Chief Executive Officer of Activision Blizzard, Inc. and its predecessor, including managing complex international operations and financial transactions.

Relevant Chief Executive Officer/President Experience

Served as Chief Executive Officer of Activision Blizzard, Inc.’s predecessor for over 17 years and has served as President of Activision Blizzard, Inc. since 2008.

Broad International Exposure

President and Chief Executive Officer of Activision Blizzard, Inc., an interactive entertainment software company with operations in the United States, Europe and Asia, whose software products are sold globally. In addition, he gained international business experience during his service on the Board of Directors of Yahoo! Inc., a global technology company, from 2003 to 2008.

Marketing/Marketing-Related Technology Experience

Significant marketing and technology experience with Activision Blizzard, Inc. and its predecessor. As a leader in the gaming industry, brings extensive marketing insight about key demographic groups and utilization of technology and social media in marketing.

Maria Elena Lagomasino

Director since 2008

Age: 64

Board Committees: Compensation (Chair), Directors and Corporate Governance, Management Development

Other Public Company Boards: Avon Products, Inc. (since 2000)

Maria Elena Lagomasino is the Chief Executive Officer and Managing Partner of WE Family Offices, a global family office serving high net worth families, and has held these positions since March 2013. Ms. Lagomasino served as Chief Executive Officer of GenSpring Family Offices, LLC, an affiliate of SunTrust Banks, Inc., from November 2005 through October 2012. From 2001 to 2005, Ms. Lagomasino was Chairman and Chief Executive Officer of JPMorgan Private Bank, a division of JPMorgan Chase & Co., a global financial services firm. Prior to assuming this position, she was Managing Director of The Chase Manhattan Bank in charge of its Global Private Banking Group. Ms. Lagomasino had been with Chase Manhattan since 1983 in various positions in private banking. She served as a Director of the Company from April 2003 to April 2006.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Over 31 years of experience in the financial industry and a recognized leader in the wealth management industry. Chief Executive Officer and Managing Partner at WE Family Offices, a global family office serving high net worth families. Former Chief Executive Officer of GenSpring Family Offices, LLC, a wealth management firm that is an affiliate of SunTrust Banks, Inc. Founding member of the Institute for the Fiduciary Standard, a nonprofit formed in 2011 to provide research, education and advocacy of the fiduciary standard’s importance to investors receiving investment and financial advice.

Relevant Chief Executive Officer/President Experience

Serves as Chief Executive Officer of WE Family Offices and served as Chief Executive Officer of GenSpring Family Offices, LLC and JPMorgan Private Bank.

Diversity Hispanic; female; professional experience in global capital markets.

Broad International Exposure

Significant international experience as Chief Executive Officer of GenSpring Family Offices, LLC and Chairman and Chief Executive Officer of JPMorgan Private Bank. During tenure with The Chase Manhattan Bank, served as Managing Director of the Global Private Banking Group, Vice President of private banking in the Latin America region and head of private banking for the western hemisphere. Over 36 years of experience working with Latin America. Exposure to international issues as a director of the Americas Society, as a director of the Cuba Study Group, as a trustee of the National Geographic Society and as a member of the Council on Foreign Relations.

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Sam Nunn

Director since 1997

Age: 75

Board Committees: Directors and Corporate Governance, Finance, Public Issues and Diversity Review

Other Public Company Boards: None

Mr. Nunn is Co-Chairman and Chief Executive Officer of the Nuclear Threat Initiative, a position he has held since 2001. The Nuclear Threat Initiative is a nonprofit organization working to reduce the global threats from nuclear, biological and chemical weapons. He has served as the Chairman of the Board of the Center for Strategic and International Studies since 1999. He served as a member of the U.S. Senate from 1972 through 1996. He previously served as a Director of Chevron Corporation from 1997 to 2011, Dell Inc. from 1999 to 2011 where he served as Lead Director, General Electric Company from 1997 to April 2013 and Hess Corporation from 2012 to May 2013.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Has served on the Company’s Finance Committee for over 16 years. Served on the Finance Committee of Dell Inc. and the Audit Committees of Dell Inc. and Scientific-Atlanta, Inc.

Broad International Exposure

16-year public company directorship at General Electric Company, one of the largest and most diversified infrastructure and financial services corporations in the world which serves customers in more than 100 countries. 14-year public company directorship at Chevron Corporation, which has U.S. and international subsidiaries that engage in fully integrated petroleum operations, chemicals operations, mining activities, power generation and energy services. 12-year public company directorship at Dell Inc., a global information technology company. Also served as a Director of Hess Corporation, a global independent energy company. Since 1999, Chairman of the Board of Trustees of the Center for Strategic and International Studies, a preeminent international policy institution.

Marketing/Marketing-Related Technology Experience

Regular exposure to marketing and marketing-related technology through directorships at Dell Inc., a global information technology company, General Electric Company, a diversified technology, media and financial services company and Chevron Corporation, one of the world’s largest integrated energy companies.

Governmental or Geopolitical Expertise

Recognized leader in the U.S. on national security and foreign policy. Extensive experience in government, public and social policy and international affairs as a result of his 24 years of service as a U.S. Senator from Georgia and since 2001 as Co-Chairman and Chief Executive Officer of the Nuclear Threat Initiative. During his tenure in the U.S. Senate, chaired the Senate Committee on Armed Services and the Permanent Subcommittee on Investigations. Also served on the Senate Intelligence and Small Business Committees. Continued his service in the public policy arena as Chairman of the Board of the Center for Strategic and International Studies and as Distinguished Professor in the Sam Nunn School of International Affairs at Georgia Institute of Technology. Chair of the Public Responsibilities Committee at General Electric Company and served as Chair of the Public Policy Committee at Chevron Corporation.

James D. Robinson III

Director since 1975

Age: 78

Board Committees: Compensation, Directors and Corporate Governance (Chair), Management Development

Other Public Company Boards: None

Mr. Robinson is Co-Founder and General Partner of RRE Ventures, an early stage technology-focused venture capital firm, and has held this position since 1994. He is also President of J.D. Robinson, Inc., a strategic advisory firm. He served as non-executive Chairman of the Board of Bristol-Myers Squibb Company from 2005 to 2008 and as Chairman and Chief Executive Officer of American Express Company from 1977 to 1993. He previously served as a Director of Novell, Inc. from 2001 to 2009.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Long and distinguished career in the banking, finance and venture capital industries, including over 20 years of experience at American Express Company. Co-founded RRE Ventures, an early-stage venture capital firm.

Relevant Chief Executive Officer/President Experience

Served as Chief Executive Officer of American Express Company, a major, multinational corporation with a well-recognized global brand, from 1977 to 1993. During his tenure at American Express Company, engineered a number of strategic acquisitions and dispositions.

Extensive Knowledge of the Company’s Business, Industry and Manufacturing 39-year directorship at the Company. Presiding Director of the Company’s Board of Directors until April 2014.

Marketing/Marketing-Related Technology Experience

As Co-Founder and General Partner of RRE Ventures, has been an active strategic, operational and financial partner with the companies it finances, providing innovative, public relations and marketing support to ventures focused on products or services enabled by information technology. Eight-year public company directorship at Novell, Inc., a company that develops, sells and installs enterprise-quality software.

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Peter V. Ueberroth

Director since 1986

Age: 76

Board Committees: Audit, Finance

Other Public Company Boards: Aircastle Limited (since 2006)

Mr. Ueberroth is an investor and Chairman of the Contrarian Group, Inc., a business management company, and has held this position since 1989. He serves as Chairman of the Board of Aircastle Limited and non-executive Co-Chairman of Pebble Beach Company.

Specific Qualifications, Attributes, Skills and Experience:

High Level of Financial Literacy

Investor and Chairman of Contrarian Group, Inc., a business management company. As President of the 1984 Los Angeles Olympic Organizing Committee, employed innovative strategies to ensure financial success, resulting in a significant budget surplus.

Extensive Knowledge of the Company’s Business, Industry and Manufacturing

28-year directorship at the Company. Significant experience from a customer perspective in the hospitality industry, including as a Director of Hilton Hotels Corporation from 2000 to 2007. Significant involvement with the Olympic Games, with which the Company has had a partnership since 1928.

Marketing/Marketing-Related Technology Experience

As former Commissioner of Major League Baseball, gained extensive marketing experience and successfully increased attendance, improved financial condition of teams and doubled national television revenue. As organizer of the 1984 Olympic Games and as Chairman of the United States Olympic Committee, his experience with the development of sponsorship models, the torch relay and the negotiation of media rights provided him with a valuable understanding of marketing strategies.

Risk Oversight/Management Expertise

Chairman of the Company’s Audit Committee for over 14 years. Significant risk management experience as investor and Chairman of Contrarian Group, Inc., a business management company focused on providing independent financial investment services.

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SUMMARY OF DIRECTOR NOMINEES

The following summarizes the qualifications of the 2014 nominees for Director that led the Board to conclude that each Director nominee is qualified to serve on the Board.

All Director Nominees Exhibit

High integrity	An appreciation of multiple cultures	Innovative thinking

A proven record of success	A commitment to sustainability and social issues	Knowledge of corporate governance requirements and practices

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BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The Company’s governance framework provides the Board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s shareowners. The current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer, an independent Director serving as Presiding Director and strong, active independent Directors. The Board believes this structure provides an effective balance between strong Company leadership and appropriate safeguards and oversight by independent Directors.

Board Leadership Structure
Chairman of the Board and CEO: Muhtar Kent
Independent Presiding Director: James D. Robinson III (through April 2014); Sam Nunn (from April 2014)
Committees led primarily by independent Directors
Active engagement by all Directors

The Board believes this is the optimal structure to guide the Company and maintain the focus required to achieve the business goals set forth in the Company’s 2020 Vision.

Under the Company’s By-Laws, the Chairman of the Board presides over meetings of the Board, presides over meetings of shareowners, consults and advises the Board and its committees on the business and affairs of the Company, and performs such other duties as may be assigned by the Board. The Chief Executive Officer is in general charge of the affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board. Muhtar Kent serves as both Chairman of the Board and Chief Executive Officer.

The Company has designated the Chairman of the Committee on Directors and Corporate Governance, who must be an independent Director, as the Presiding Director. James D. Robinson III serves in this position. If reelected, Sam Nunn will become the Chairman of the Committee on Directors and Corporate Governance immediately following the 2014 Annual Meeting of Shareowners and become the Presiding Director.

The Presiding Director:

presides at all meetings of non-employee Directors;

presides at all meetings of independent Directors;

leads the evaluation of the performance of the Chief Executive Officer;

encourages and facilitates active participation of all Directors;

confers with the Chief Executive Officer and other members of the Board on meeting agendas;

monitors and coordinates with management on corporate governance issues and developments;

acts as a liaison between shareowners and the Board where appropriate; and

performs any other duties requested by the other Directors.

Importantly, all Directors play an active role in overseeing the Company’s business both at the Board and committee levels. As set forth in the Company’s Corporate Governance Guidelines, the core responsibility of the Directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareowners. The 2014 Director nominees consist of one Director nominee who serves as a member of management and 14 non-employee Director nominees. The non-employee Director nominees are skilled and experienced leaders in business, education, government and public policy. They currently serve or have served as chief executives and members of senior management of Fortune 1000 companies, investment banking and financial services firms, private for-profit and nonprofit organizations, and as U.S. federal, state and local government officials. In these roles, the non-employee Director nominees have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of management. This is one of the many reasons the non-employee Director nominees are well-equipped to oversee the success of the business and to provide advice and counsel to the Chief Executive Officer and Company management.

As part of each regularly scheduled Board meeting, the non-employee Directors meet in executive session without the Chief Executive Officer present. These meetings allow non-employee Directors to discuss issues of importance to the Company, including the business and affairs of the Company as well as matters concerning management, without any member of management present. In addition, the independent Directors meet in executive session several times a year at regularly scheduled Board meetings. All of the Board committees, which are described below, except the Management Development Committee and the Executive Committee, are chaired by independent Directors.

The Board believes that this leadership structure – a combined Chairman of the Board and Chief Executive Officer, an independent Presiding Director, active and strong non-employee Directors and committees led primarily by independent Directors – is effective and currently serves the business and shareowners well.

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The Company’s business is complex and its products are sold in more than 200 countries around the world. Because the Chief Executive Officer travels extensively and is closest to the many facets of the business, the Board believes the Chief Executive Officer is in the best position to lead most effectively and to serve in the critical role of Chairman of the Board. In addition, having a Chairman who also serves as the Chief Executive Officer allows timely communication with the Board on critical business matters given the complexity and global reach of our business. Further, most of the Company’s products are manufactured and sold by bottling partners around the world, most of which are separate, unconsolidated companies. This franchise structure requires the Chief Executive Officer to have strong relationships with the leaders of the bottlers. Having a single person as both Chairman of the Board and Chief Executive Officer ensures that the Company is represented by a single voice to bottlers, customers, consumers and other stakeholders.

The Board believes that leadership of both the Board and the Company by Mr. Kent is the optimal structure to guide the Company and maintain the focus required to achieve the business goals set forth in the Company’s 2020 Vision.

Board Meetings

Under the Company’s By-Laws, regular meetings of the Board are held at such times as the Board may determine. Special meetings of the Board may be called by a majority of the Directors and the Chairman of the Board and Chief Executive Officer of the Company.

In 2013, the Board held five meetings and committees of the Board held a total of 32 meetings. Overall attendance at such meetings was approximately 98%. Each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2013.

Board Committees

The Board has an Audit Committee, a Compensation Committee, a Committee on Directors and Corporate Governance, an Executive Committee, a Finance Committee, a Management Development Committee and a Public Issues and Diversity Review Committee. The Board has adopted a written charter for each of these committees, which is available on the Company’s website www.coca-colacompany.com, by clicking on “Investors” and then “Corporate Governance.” Additional information about the committees is provided below.

Audit Committee

Additional Committee Members: Ronald W. Allen, Donald F. McHenry*, Peter V. Ueberroth Meetings Held in 2013: 9

Evan G. Greenberg
Committee Chair

Primary Responsibilities:

The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company’s financial statements. The Audit Committee also oversees the Company’s compliance with legal and regulatory requirements, the Independent Auditors’ qualifications and independence, the performance of the Company’s internal audit function and the Independent Auditors, the Company’s ethical compliance programs, including the Company’s Codes of Business Conduct, and the Company’s quality, safety, environmental assurance and information technology security programs. The committee periodically receives reports on and discusses governance of the Company’s risk management process and reviews significant risks and exposures identified to the committee (whether financial, operating or otherwise), and management’s steps to address them. In exercising its duties, the Audit Committee acts independently while maintaining free and open communication between the committee, the Independent Auditors, the internal auditors and management of the Company. Additional information regarding the Audit Committee’s responsibilities can be found beginning on page 93.

Independence:

Each member of the Audit Committee meets the independence requirements of the NYSE, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Company’s Corporate Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has designated both Mr. Greenberg and Mr. Ueberroth as “Audit Committee financial experts.”

*	Mr. McHenry will serve on the committee until April 2014.

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Compensation Committee

Additional Committee Members: Ronald W. Allen, Helene D. Gayle, Alexis M. Herman, James D. Robinson III Meetings Held in 2013: 6

Maria Elena Lagomasino
Committee Chair

Primary Responsibilities:

The Compensation Committee has overall responsibility for evaluating and approving compensation plans, policies and programs applicable primarily to the Company’s senior executive group, which includes all individuals subject to Section 16 of the 1934 Act. The Compensation Committee also makes decisions that affect a larger group of employees. For example, the Compensation Committee approves all stock option awards and all awards of performance share units, restricted stock and restricted stock units to employees. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Compensation Committee may form and delegate authority to subcommittees, including management subcommittees, when appropriate. Additional information regarding the Compensation Committee’s engagement of a compensation consulting firm can be found beginning on page 59.

Independence:

Each member of the Compensation Committee meets the independence requirements of the NYSE, the Internal Revenue Code of 1986, as amended (the “Tax Code”) and the Company’s Corporate Governance Guidelines.

Committee on Directors and Corporate Governance

Additional Committee Members: Richard M. Daley, Barry Diller, Maria Elena Lagomasino, Donald F. McHenry**, Sam Nunn, Jacob Wallenberg** Meetings Held in 2013: 4

James D. Robinson III*
Committee Chair, Presiding Director

Primary Responsibilities:

The Committee on Directors and Corporate Governance is responsible for considering and making recommendations concerning Director nominees and the function and needs of the Board and its committees. The Committee on Directors and Corporate Governance also leads the annual review of the Board’s performance and the regular review and development of the Company’s Corporate Governance Guidelines. As discussed on page 29, the Chairman of the Committee on Directors and Corporate Governance is designated as the Presiding Director.

Independence:

Each member of the Committee on Directors and Corporate Governance meets the independence requirements of the NYSE and the Company’s Corporate Governance Guidelines.

*	Mr. Robinson will serve as Chair until April 2014. If reelected, Sam Nunn will become Chair of the committee immediately following the 2014 Annual Meeting of Shareowners.

**	Messrs. McHenry and Wallenberg will serve on the committee until April 2014. If reelected, Ana Botín will join the committee immediately following the 2014 Annual Meeting of Shareowners.

Executive Committee

Additional Committee Members: Herbert A. Allen, Barry Diller Meetings Held in 2013: 0

Muhtar Kent
Committee Chair

Primary Responsibilities:

The Executive Committee has the authority to exercise the power and authority of the Board between meetings, except the powers reserved for the Board or the shareowners by Delaware General Corporation Law. If matters are delegated to the Executive Committee by the Board, the committee typically acts by written consent in lieu of a meeting.

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Finance Committee

Additional Committee Members: Herbert A. Allen, Evan G. Greenberg, Sam Nunn, Peter V. Ueberroth Meetings Held in 2013: 5

Barry Diller
Committee Chair

Primary Responsibilities:

The Finance Committee helps the Board fulfill its responsibilities relating to oversight of the Company’s financial affairs, including reviewing and recommending to the Board dividend policy, capital expenditures, debt and other financings, major strategic investments and other transactions. The Finance Committee also oversees the Company’s policies and procedures on risk management, hedging, swaps and other derivative transactions.

Management Development Committee

Additional Committee Members: Barry Diller, Robert A. Kotick, Maria Elena Lagomasino, James D. Robinson III Meetings Held in 2013: 4

Herbert A. Allen
Committee Chair

Primary Responsibilities:

The Management Development Committee helps the Board fulfill its responsibilities relating to oversight of talent development for senior positions and succession planning.

Public Issues and Diversity Review Committee

Additional Committee Members: Howard G. Buffett, Donald F. McHenry*, Sam Nunn, Jacob Wallenberg* Meetings Held in 2013: 4

Alexis M. Herman
Committee Chair

Primary Responsibilities:

The Public Issues and Diversity Review Committee helps the Board fulfill its responsibilities relating to diversity, corporate social responsibility and public issues of significance, which may affect the shareowners, the Company, the business community and the general public.

*	Messrs. McHenry and Wallenberg will serve on the committee until April 2014. If reelected, Helene D. Gayle will join the committee immediately following the 2014 Annual Meeting of Shareowners.
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Board Oversight of Risk

The Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company’s compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board’s understanding and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve the objectives set forth in its 2020 Vision.

Oversight of Risk

The Board oversees risk management.

Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.

Company management is charged with managing risk, through robust internal processes and effective internal controls.

Effective risk oversight is an important priority of the Board. The Board has implemented a risk governance framework designed to:

understand critical risks in the Company’s business and strategy;

allocate responsibilities for risk oversight among the full Board and its committees;

evaluate the Company’s risk management processes and whether they are functioning adequately;

facilitate open communication between management and Directors; and

foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and an effective internal control environment which facilitate the identification and management of risks and regular communication with the Board. These include an enterprise risk management program, a Risk Management Committee under the leadership of the Chief Financial Officer and the Chief Administrative Officer, regular internal management disclosure committee meetings, Codes of Business Conduct, robust product quality standards and processes, a strong ethics and compliance office and a comprehensive internal and external audit process. The Board and the Audit Committee monitor and oversee the evaluation of the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

the Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process and accounting and legal matters. The committee oversees the internal audit function, the Company’s ethics programs, including the Codes of Business Conduct, and the Company’s quality, safety, environmental assurance and information technology security programs. The committee periodically receives reports on and discusses governance of the Company’s risk management process and reviews significant risks and exposures identified by management, the internal auditors or the Independent Auditors (whether financial, operating or otherwise), and management’s steps to address them. In connection with its oversight of these matters, the committee members will regularly meet separately with the Company’s General Counsel, Chief of Internal Audit and representatives of the Independent Auditors;

the Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. As discussed in more detail in the Compensation Discussion and Analysis beginning on page 47, the committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the committee the procedures that have been put in place to identify and mitigate potential risks in compensation;

the Finance Committee oversees certain financial matters and risks relating to pension plan investments, currency risk and hedging programs, mergers and acquisitions, and capital projects;

the Management Development Committee oversees management development and succession planning across senior management positions; and

the Public Issues and Diversity Review Committee oversees issues that could pose significant reputational risk to the Company.

Annually, one meeting of the full Board is dedicated primarily to evaluating and discussing risk, risk mitigation strategies and the Company’s internal control environment. Topics examined at this meeting include, but are not limited to, financial risks, political and regulatory risks, legal risks, supply chain and quality risks, information technology risks, economic risks and risks related to the Company’s productivity and reinvestment efforts. Because overseeing risk is an ongoing process and inherent in the Company’s strategic decisions, the Board also discusses risk throughout the year at other meetings in relation to specific proposed actions.

The Company believes that its leadership structure, discussed in detail beginning on page 29, supports the risk oversight function of the Board. While the Company has a combined Chairman of the Board and Chief Executive Officer, strong Directors chair the various

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committees involved with risk oversight, there is open communication between management and Directors, and all Directors are actively involved in the risk oversight function.

To learn more about risks facing the Company, you can review the factors included in Part I, “Item 1A. Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”). The risks described in the Form 10-K are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company’s business, financial condition or results of operations in future periods.

Board and Committee Self-Evaluations

The Board of Directors conducts annual self-evaluations to assess the qualifications, attributes, skills and experience represented on the Board and to determine whether the Board and its committees are functioning effectively. During the year, the Committee on Directors and Corporate Governance receives input on the Board’s performance from Directors and, through its Chairman, discusses the input with the full Board and oversees the full Board’s review of its performance. The self-assessments focus on the Board’s contribution to the Company and on areas in which the Board or management believes that the Board or any of its committees could improve.

Communication with the Board

The Board has established a process to facilitate communication by shareowners and other interested parties with Directors. Communications can be addressed to Directors in care of the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301 or by e-mail to shareownerservices@coca-cola.com. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, illegal or similarly unsuitable items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the Chairman of the Committee on Directors and Corporate Governance. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

DIRECTOR COMPENSATION

The Committee on Directors and Corporate Governance is responsible for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to Directors for Board, committee and committee chair services. Under the Committee on Directors and Corporate Governance’s charter, the committee is authorized to engage consultants or advisors in connection with its review and analysis of Director compensation, though it did not engage any consultants or advisors in 2013. Directors who also serve as employees of the Company do not receive payment for services as Directors.

In making non-employee Director compensation recommendations, the Committee on Directors and Corporate Governance takes various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as committee chairs, and the forms of compensation paid to Directors by comparable companies. The Board reviews the recommendations of the Committee on Directors and Corporate Governance and determines the form and amount of Director compensation.

In December 2012, the Board of Directors approved The Coca-Cola Company Directors’ Plan effective January 1, 2013 (the “Directors’ Plan”), which is described further below. The Directors’ Plan amended and restated the prior Directors’ compensation plan (the “Prior Plan”) and increased the value of the annual deferred share units granted to non-employee Directors from $125,000 to $200,000. Prior to approving the Directors’ Plan, the Committee on Directors and Corporate Governance reviewed the compensation payable to Directors pursuant to the Prior Plan. As part of this review, the Committee on Directors and Corporate Governance compared the Prior Plan to the director compensation plans at the Company’s compensation comparator group (see page 59) and determined that the total compensation payable under the Prior Plan was significantly below the average total compensation payable to directors at the Company’s compensation comparator group. The Committee on Directors and Corporate Governance also took into account that the Company had not made any changes in Director compensation since 2009 and the Company’s strong performance during this period.

The Committee on Directors and Corporate Governance and the Board believe that the Directors’ Plan continues to:

tie the majority of Directors’ compensation to shareowner interests because the value of share units fluctuates up or down depending on the stock price;

focus on the long term, since the share units are not paid until after the Director leaves the Board;

be simple to understand and communicate; and

be equitable based on the work required of Directors serving an entity of the Company’s size and scope.

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2013 Annual Compensation

Under the Directors’ Plan, 2013 annual compensation to non-employee Directors consisted of $50,000 paid in cash in quarterly installments and $200,000 credited in deferred share units. Non-employee Directors have the option of deferring all or a portion of their cash compensation into share units. The number of share units awarded to non-employee Directors is equal to the number of shares of Common Stock that could be purchased on the open market for $200,000 on April 1 (or the next business day if April 1 is not a business day). Share units do not have voting rights but are credited with hypothetical dividends that are reinvested in additional units to the extent dividends on Common Stock are received by shareowners. Share units will be paid out in cash to non-employee Directors on the later of (i) January 15 of the year following the year in which the Director leaves the Board or (ii) six months after the Director leaves the Board. Directors may elect to take their payout in a lump sum or in up to five annual installments.

In addition, each non-employee Director who served as a committee chair in 2013 received an additional $20,000 in cash, or a prorated portion thereof where applicable. Directors do not receive fees for attending Board or committee meetings. Non-employee Directors are reimbursed for reasonable expenses incurred in connection with Board-related activities.

The following table details the total compensation of the Company’s non-employee Directors for the year ended December 31, 2013.

2013 Director Compensation Table

Name[1] (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Herbert A. Allen	$66,000	$200,000	$0	$0	$0	$1	$266,001
Ronald W. Allen	50,000	200,000	0	0	0	1,567	251,567
Ana Botín[2]	30,000	120,000	0	0	0	1	150,001
Howard G. Buffett	50,000	200,000	0	0	0	8,239	258,239
Richard M. Daley	50,000	200,000	0	0	0	931	250,931
Barry Diller	66,000	200,000	0	0	0	1,823	267,823
Helene D. Gayle[3]	40,000	160,000	0	0	0	1	200,001
Evan G. Greenberg	66,000	200,000	0	0	0	20,558	286,558
Alexis M. Herman	70,000	200,000	0	0	0	7,225	277,225
Donald R. Keough[4]	16,500	40,000	0	0	0	0	56,500
Robert A. Kotick	50,000	200,000	0	0	0	201	250,201
Maria Elena Lagomasino	70,000	200,000	0	0	0	25,983	295,983
Donald F. McHenry[5]	50,000	200,000	0	0	0	1,536	251,536
Sam Nunn	50,000	200,000	0	0	0	34,979	284,979
James D. Robinson III	70,000	200,000	0	0	0	22,588	292,588
Peter V. Ueberroth	54,000	200,000	0	0	0	14,033	268,033
Jacob Wallenberg[5]	50,000	200,000	0	0	0	1	250,001
James B. Williams[4]	16,500	40,000	0	0	0	30,115	86,615

1	Muhtar Kent is a Company employee and therefore receives no compensation under the Directors’ Plan.

2	Ms. Botín was appointed to the Board on July 18, 2013.

3	Ms. Gayle was elected to the Board at the 2013 Annual Meeting of Shareowners on April 24, 2013.

4	Messrs. Keough and Williams did not stand for election at the 2013 Annual Meeting of Shareowners. Therefore, the information above reflects their service on the Board until April 24, 2013.

5	Messrs. McHenry and Wallenberg are not standing for election at the 2014 Annual Meeting of Shareowners.

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Fees Earned or Paid in Cash (Column (b))

The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each non-employee Director in 2013, whether or not such fees were deferred. In addition to the $50,000 annual cash fees (or prorated portion thereof), each of Mses.  Herman and Lagomasino and Mr. Robinson received an additional $20,000 for service as a committee chair and each of Messrs. Allen, Diller, Greenberg, Keough, Ueberroth and Williams received a prorated portion of the committee chair fee based on their service as a committee chair for a portion of 2013. Messrs. Daley, Kotick and Nunn each deferred $50,000 of their 2013 cash compensation into 1,240 share units, Messrs. Diller and Greenberg each deferred $66,000 of their 2013 cash compensation into 1,637 share units and Mr. Williams deferred $16,500 of his 2013 cash compensation into 409 share units. The number of share units is equal to the number of shares of Common Stock that could be purchased for the deferred amount based on the average of the high and low prices of a share of Common Stock on April 1, 2013.

Stock Awards (Column (c))

The amounts reported in the Stock Awards column reflect the grant date fair value associated with each Director’s share units that are required to be deferred under the Directors’ Plan, calculated in accordance with the provisions of the Financial Accounting Standards Board Accounting Standards Codification 718, Compensation–Stock Compensation (“FASB Topic 718”).

All Other Compensation (Column (g))

As described further below, the amounts reported in the All Other Compensation column reflect, where applicable, Company matching gifts to nonprofit organizations, medical and dental insurance, the costs of Company products provided to Directors without charge, and the premiums for life insurance (including accidental death and dismemberment and business travel coverage). In addition, infrequently, spouses and guests of Directors may ride along on Company aircraft for personal reasons when the aircraft is already going to a specific destination for a business reason, which has minimal incremental cost to the Company. When this occurs, a nominal amount is included in the All Other Compensation column. In addition, income is imputed to the Director for income tax purposes and the Director is not provided a tax reimbursement.

Perquisites and Personal Benefits

The Directors are eligible to participate in the Company’s matching gifts program, which is the same program available to all U.S. based employees and retirees. In 2013, this program matched up to $10,000 of charitable contributions on a two-for-one basis to tax-exempt arts, cultural, environmental or educational organizations. The amounts paid by the Company in 2013 to match gifts made by the non-employee Directors under this program are set forth in the table below. The total cost of matching contributions on behalf of the non-employee Directors for 2013 gifts was $100,000. In addition, the table does not include matching contributions of $30,000 paid in 2013 because they relate to gifts made in late 2012 by Messrs. McHenry and Robinson.

Name	Matching Gifts
Mr. Greenberg	$20,000
Ms. Lagomasino	20,000
Mr. Nunn	20,000
Mr. Robinson	20,000
Mr. Williams	20,000

For Directors who elected coverage prior to 2006 (Messrs. Nunn, Ueberroth and Williams), the Company provides medical and dental coverage on the same terms and at the same cost as available to U.S. Company employees. This coverage was discontinued in 2006 for all other Directors. The total cost for this health coverage for the participating non-employee Directors in 2013 was $27,011.

To help expand the Directors’ knowledge of the Company’s products, the Company provides its products to Directors’ offices without charge. The total cost of Company products provided during 2013 to non-employee Directors was $32,122.

Insurance Premiums

For Directors who elected coverage prior to 2006, the Company provides life insurance coverage, which includes $30,000 term life insurance and $100,000 group accidental death and dismemberment insurance. This coverage was discontinued in 2006 for all other Directors. The Company cost for this insurance for participating non-employee Directors is set forth in the table below. The total cost for these insurance benefits to the participating non-employee Directors in 2013 was $3,164.

Name	Life Insurance Premiums
Mr. R. Allen	$534
Mr. Diller	534
Mr. McHenry	514
Mr. Nunn	534
Mr. Robinson	514
Mr. Ueberroth	534

Business travel accident insurance coverage of $200,000 is provided to all non-employee Directors while traveling on Company business, at a Company cost of $1 per Director.

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DIRECTOR INDEPENDENCE AND RELATED PERSON TRANSACTIONS

Independence Determinations

Under the corporate governance listing standards of the NYSE and the Company’s Corporate Governance Guidelines, the Board must consist of a majority of independent Directors. In making independence determinations, the Board observes NYSE and Securities and Exchange Commission (“SEC”) criteria and considers all relevant facts and circumstances. Under NYSE corporate governance listing standards, to be considered independent:

the Director must not have a disqualifying relationship, as defined in these NYSE standards; and

the Board must affirmatively determine that the Director otherwise has no material relationship with the Company directly, or as an officer, shareowner or partner of an organization that has a relationship with the Company. To aid in the Director independence assessment process, the Board has adopted categorical standards that identify categories of relationships that the Board has determined would not affect a Director’s independence. These categorical standards, which are part of the Company’s Corporate Governance Guidelines, are described below.

Categorical Standards

The following will not be considered material relationships that would impair a Director’s independence:

Immaterial Sales/Purchases	The Director is an executive officer or employee or any member of his or her immediate family is an executive officer of any other organization that does business with the Company and the annual sales to, or purchases from, the Company are less than $1 million or 1% of the consolidated gross revenues of such organization, whichever is more.
Immaterial Indebtedness	The Director or any member of his or her immediate family is an executive officer of any other organization which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than $1 million or 1% of the total consolidated assets of the organization on which the Director or any member of his or her immediate family serves as an executive officer, whichever is more.
Immaterial Position	The Director is a director or trustee, but not an executive officer, or any member of his or her immediate family is a director, trustee or employee, but not an executive officer, of any other organization (other than the Company’s outside auditing firm) that does business with, or receives donations from, the Company.
Immaterial Ownership	The Director or any member of his or her immediate family holds a less than 10% interest in any other organization that has a relationship with the Company.
Immaterial Nonprofit Relationship	The Director or any member of his or her immediate family serves as an executive officer of a charitable or educational organization which receives contributions from the Company in a single fiscal year of less than $1 million or 2% of that organization’s consolidated gross revenues, whichever is more.

In addition, when determining Director independence, the Board does not consider transactions:

with entities for which a Director or an immediate family member served only as a director or trustee;

of less than $120,000; and

with entities in which the Director’s or an immediate family member’s only interest is a less than 10% ownership interest.

The Board, through its Committee on Directors and Corporate Governance, annually reviews all relevant business relationships any Director nominee may have with the Company. As a result of its annual review, the Board has determined that none of the following Director nominees has a material relationship with the Company and, as a result, such Director nominees are independent: Ronald W. Allen, Ana Botín, Howard G. Buffett, Richard M. Daley, Barry Diller, Helene D. Gayle, Evan G. Greenberg, Alexis M. Herman, Robert A. Kotick, Maria Elena Lagomasino, Sam Nunn, James D. Robinson III and Peter V. Ueberroth. None of the Directors who were determined to be independent had any relationships that were outside the categorical standards identified above.

Muhtar Kent, the Chairman of the Board, also serves as the Company’s Chief Executive Officer and therefore is not an independent Director. Even though Herbert A. Allen is not currently determined to be independent, he contributes greatly to the Board and the Company through his wealth of experience, expertise and judgment.

All of the Directors who serve as members of the Audit Committee, Compensation Committee and Committee on Directors and Corporate Governance are independent as required by the NYSE corporate governance rules. Under these rules, Audit Committee members also satisfy the separate SEC independence requirement and the Compensation Committee members satisfy the additional NYSE independence requirement.

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The table below summarizes the relationships that were considered in connection with the independence determinations. None of the transactions described below were considered material relationships that impacted the applicable Director’s independence.

Director	Categorical Standard	Description of Relationship
Howard G. Buffett	Immaterial Sales/ Purchases	The Board examined the Company’s relationship with Berkshire Hathaway Inc. (“Berkshire Hathaway”) and its subsidiaries and affiliates. Howard G. Buffett is a Director of Berkshire Hathaway and his father, Warren E. Buffett, is the Chairman of the Board, Chief Executive Officer and major stockholder of Berkshire Hathaway. This relationship is described beginning on page 39. The Board determined that this indirect relationship was not material since (i) the amounts involved were less than 1% of the consolidated gross revenues of both the Company and Berkshire Hathaway, (ii) the payments made and received were for various products and services in the ordinary course of business and (iii) the Company has had a relationship with these entities for many years prior to when they were owned by Berkshire Hathaway and prior to Mr. Buffett’s service as a Director of the Company.
Barry Diller	Immaterial Sales/ Purchases	The Board examined payments made by the Company to IAC/InterActiveCorp and its subsidiaries (“IAC”) where Barry Diller, one of our Directors, is Chairman of the Board and Senior Executive. The Board determined that the relationship was not material since (i) the amounts involved were less than 1% of the consolidated gross revenues of both the Company and IAC, (ii) the payments were for online advertising and digital media promotions in the ordinary course of business and (iii) the Company has had a relationship with the predecessors of IAC for many years prior to Mr. Diller’s service as a Director of the Company.
Evan G. Greenberg	Immaterial Sales/ Purchases	The Board examined payments made by the Company to ACE Limited and its subsidiaries (“ACE”) where Evan G. Greenberg, one of our Directors, is Chairman, President and Chief Executive Officer. This relationship is described on page 40. The Board determined that the relationship was not material since (i) the amounts involved were less than 1% of the consolidated gross revenues of both the Company and ACE, (ii) the payments were for insurance-related products and services in the ordinary course of business and (iii) the Company has had a relationship with ACE for many years prior to Mr. Greenberg’s service as a Director of the Company.
Sam Nunn	Immaterial Nonprofit Relationship	The Board examined the Company’s charitable donations and sponsorships to Points of Light Institute, where a daughter of Sam Nunn, one of our Directors, served as Chief Executive Officer and a Director prior to taking a leave of absence in 2013. The Board determined that this indirect relationship was not material since (i) the amounts involved were a small percentage of the revenues or donations received by Points of Light Institute and a small percentage of the Company’s overall charitable donations and sponsorships and (ii) the payments were within the Company’s philosophy of supporting local and civic organizations in the communities where the Company operates.
James D. Robinson III	Immaterial Sales/ Purchases	The Board examined payments made by pension trusts of the Company and one of its subsidiaries to subsidiaries of BlackRock, Inc. (“BlackRock”). The wife of James D. Robinson III, one of our Directors, is an executive officer of BlackRock. The Board determined that this indirect relationship was not material since (i) the amounts involved were less than 1% of the consolidated gross revenues of both the Company and BlackRock, (ii) the payments were for investment management and investment manager transition services provided to the pension trusts in the ordinary course of business, (iii) certain assets of the pension trusts have been invested in BlackRock’s and its predecessor’s funds since the 1990s and (iv) the Company’s relationship with BlackRock has been in existence long before Mr. Robinson’s wife served as an executive officer of that organization.
Peter V. Ueberroth	Immaterial Sales/ Purchases	The Board examined payments made by the Company to the National Basketball Association (the “NBA”), where a daughter of Peter V. Ueberroth, one of our Directors, was an executive officer until December 2013. This relationship is described on page 40. The Board determined that this indirect relationship was not material since (i) the amounts involved were less than 1% of the consolidated gross revenues of both the Company and the NBA and (ii) the Company’s relationship with the NBA has been in existence since the late 1980s, long before Mr. Ueberroth’s daughter served as an executive officer of that organization.

Related Person Transaction Policy and Process

A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and, as relates to Directors or shareowners who have an ownership interest in the Company of more than 5%, the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. Under Company policy, there is no threshold amount applicable to executive officers with regard to Related Person Transactions.

A “Related Person” means:

any person who is, or at any time during the applicable period was, a Director of the Company or a nominee for Director or an executive officer;

any person who is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock;

any immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the

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Director, nominee for Director, executive officer or more than 5% beneficial owner of Common Stock, and any person (other than a tenant or employee) sharing the household of such Director, nominee for Director, executive officer or more than 5% beneficial owner of Common Stock; and

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

In general, the Company will enter into or ratify Related Person Transactions only when the Board, acting through the Committee on Directors and Corporate Governance, determines that the Related Person Transaction is reasonable and fair to the Company. When considering whether a Related Person Transaction is reasonable and fair to the Company, among other things, the committee considers the evaluation of the transaction by employees directly involved and the recommendation of the Chief Financial Officer. In addition, any Related Person Transaction involving an executive officer must be pre-approved by the Chief Executive Officer and any Related Person Transaction involving the Chief Executive Officer or a beneficial owner of more than 5% of the outstanding Common Stock must be submitted to the Audit Committee for approval.

Many transactions that constitute Related Person Transactions are ongoing and some arrangements predate any relationship with the Director or predate the Director’s relationship with the Company. When a transaction is ongoing, any amendments or changes are reviewed and the transaction is reviewed annually for reasonableness and fairness to the Company.

Identifying possible Related Person Transactions involves the following procedures:

Directors, executive officers and beneficial owners of more than 5% of the outstanding Common Stock are asked to complete customary annual questionnaires.

Directors and nominees for Directors are required to annually verify and update information about (i) where the Director is an employee, director or executive officer, (ii) each entity where an immediate family member of a Director is an executive officer, (iii) each firm, corporation or other entity in which the Director or an immediate family member is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest and (iv) each charitable or nonprofit organization where the Director or an immediate family member is an employee, executive officer, director or trustee.

When the Company receives the requested information from its Directors (including nominees), executive officers and beneficial owners of more than 5% of the outstanding Common Stock, the Company compiles a list of all persons and entities, including all subsidiaries of the entities identified, that may give rise to a Related Person Transaction. The Office of the Secretary reviews the updated list and expands the list if necessary, based on a review of SEC filings, Internet searches and applicable websites.

Once the list of approximately 2,800 persons and entities has been reviewed and updated, it is distributed within the Company to identify any potential transactions. This list also is sent to each of the Company’s approximately 380 accounting locations to be compared to payments and receipts. All ongoing transactions, along with payment and receipt information, are compiled for each person and entity. The information is reviewed and relevant information is presented to the Committee on Directors and Corporate Governance or the Audit Committee, as the case may be.

Details regarding Related Person Transactions are included in the charters for the Committee on Directors and Corporate Governance and the Audit Committee and in our Codes of Business Conduct. These documents can be found on the Company’s website, www.coca-colacompany.com, by clicking on “Investors” and then clicking on “Corporate Governance.”

Certain Related Person Transactions

The Board, acting through the Committee on Directors and Corporate Governance, believes that the following related person transactions are reasonable and fair to the Company.

Herbert A. Allen. Herbert A. Allen, one of our Directors, is President, Chief Executive Officer and a Director of Allen & Company Incorporated (“ACI”) and a principal shareowner of ACI’s parent. ACI is an indirect equity holder of Allen & Company LLC (“ACL”).

ACI has leased and subleased office space since 1977 in a building owned by one of our subsidiaries and located at 711 Fifth Avenue, New York, New York. In June 2005, ACI assigned the lease and sublease to ACL. In 2013, ACL paid approximately $5.4 million in rent and related expenses. In the opinion of management, the terms of the lease are fair and reasonable and as favorable to the Company as those that could have been obtained from unrelated third parties at the time of the execution of the lease. In 2013, ACI paid approximately $52,000 to the Company to purchase products in the ordinary course of business.

Howard G. Buffett and Berkshire Hathaway. The father of Howard G. Buffett, one of our Directors, is Warren E. Buffett, the Chairman of the Board, Chief Executive Officer and major stockholder of Berkshire Hathaway. Berkshire Hathaway’s holdings constituted 9.08% of the Company’s outstanding Common Stock as of February 24, 2014.

Business Wire, Inc. (“Business Wire”) is a wholly owned subsidiary of Berkshire Hathaway. In July 2013, the Company and Business Wire entered into a new two-year services agreement under which Business Wire disseminates news releases for the Company. In 2013, the Company paid approximately $302,000 to Business Wire to disseminate news releases for the Company in the ordinary course of business. This business relationship was in place prior to Berkshire Hathaway’s acquisition of Business Wire in 2006.

FlightSafety International, Inc. (“FlightSafety”) is a wholly owned subsidiary of Berkshire Hathaway. In 2009, the Company entered into two new five-year agreements with FlightSafety to provide flight attendant, mechanic and pilot training services to the Company. In 2013, the Company paid FlightSafety approximately $484,000 for these training services provided to the Company in the ordinary course of business.

International Dairy Queen, Inc. (“IDQ”) is a wholly owned subsidiary of Berkshire Hathaway. In 2013, IDQ and its subsidiaries received

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promotional and marketing incentives from the Company based on the volume of corporate stores, totaling approximately $1.1 million in the ordinary course of business. This business relationship was in place for many years prior to Berkshire Hathaway’s acquisition of IDQ.

McLane Company, Inc. (“McLane”) is a wholly owned subsidiary of Berkshire Hathaway. In 2013, McLane paid approximately $190 million to the Company to purchase fountain syrup and other products in the ordinary course of business. Also in 2013, McLane received from the Company approximately $4.3 million in agency commissions, marketing payments and other fees relating to the sale of the Company’s products to customers in the ordinary course of business. This business relationship was in place for many years prior to Berkshire Hathaway’s acquisition of McLane in 2003.

XTRA Lease LLC (“XTRA”) is a wholly owned subsidiary of Berkshire Hathaway. In 2013, the Company paid XTRA approximately $1.3 million for the rental of trailers used to transport and store finished product in the ordinary course of business under the terms of a national account agreement with XTRA.

Berkshire Hathaway holds a significant equity interest in American Express Company (together with its subsidiaries, “American Express”). In 2013, the Company and American Express entered into a new five-year agreement under which American Express provides global credit card services to the Company. In 2013, American Express paid the Company approximately $4.3 million in rebates and incentives under the terms of the new agreement and in the ordinary course of business. In 2013, the Company paid American Express fees of approximately $1.0 million for credit card memberships, business travel and other services in the ordinary course of business.

Berkshire Hathaway holds a significant equity interest in Moody’s Corporation (“Moody’s”). In 2012, the Company and a subsidiary of Moody’s entered into a two-year agreement for rating services related to the Company’s commercial paper programs and debt offerings, which in 2013 was renewed for an additional two-year period. In 2013, the Company paid a subsidiary of Moody’s fees of approximately $1.7 million for these rating services.

Berkshire Hathaway holds a significant equity interest in Graham Holdings Company (“Graham”), formerly The Washington Post Company. In 2013, the Company paid fees of approximately $868,000 to Graham for print and broadcast media and online advertising in the ordinary course of business.

In the opinion of management, all of the relationships between the Company and the entities affiliated with Berkshire Hathaway described above are fair and reasonable and are as favorable to the Company as those that could have been obtained from unrelated third parties or are on terms substantially similar to the Company’s relationship with other companies, as applicable.

Evan G. Greenberg. Evan G. Greenberg, one of our Directors, is Chairman, President and Chief Executive Officer of ACE Limited. ACE has provided insurance-related products and services to the Company since 1986. ACE provides traditional insurance coverage where the Company seeks to transfer risk and fronting services where the Company seeks to retain risk. The Company renews its insurance coverage on an annual basis. During 2013, ACE provided the Company with insurance covering directors’ and officers’ liability, employment practices liability, property and excess liability on an excess basis, and fiduciary liability and employed lawyers’ liability on a primary basis. ACE also provided fronting services to the Company by issuing policies for U.S. and international general and product liability, U.S. workers’ compensation and global property. In 2013, the Company paid ACE approximately $2.1 million for insurance premiums and approximately $7.8 million in fronting fees. In the opinion of management, the terms of the Company’s insurance coverage and fronting arrangements with ACE are fair and reasonable and as favorable to the Company as those that could have been obtained from unrelated third parties.

Donald R. Keough. A son of Donald R. Keough, a former Director (retired in April 2013), was an executive officer of Marsys Digital, LLC (“Marsys Digital”) during 2013 and continues to hold a 20% equity interest in Marsys Digital. In 2009, the Company and Marsys Digital entered into a five-year services agreement relating to the Company’s use of Marsys Digital’s platform technology and infrastructure. Under the terms of the services agreement, the Company is required to pay Marsys Digital $2.9 million annually over the five-year period for services associated with the operation, maintenance and support of the platform technology and infrastructure. In 2009, the Company also entered into a warrant agreement with Marsys Digital whereby the Company was granted the right to purchase, for a period of up to six years, a 5% equity interest in Marsys Digital for an exercise price that is to be determined by the terms of the warrant agreement. The exercise price is based on a formula dependent on the fair market value of such equity interest and is subject to credit adjustments based on revenues recognized by Marsys Digital pursuant to its services agreement with the Company. In 2013, the Company paid Marsys Digital approximately $3.4 million for services associated with the operation, maintenance and support of the platform technology and infrastructure. Since Marsys Digital is a startup company, the value of the Company’s equity interest is not currently determinable. Mr. Keough receives no benefit from this relationship.

Peter V. Ueberroth. A daughter of Peter V. Ueberroth, one of our Directors, was an executive officer of the NBA until December 2013. In 2010, the Company and an NBA affiliated company entered into a new four-year marketing, sponsorship and advertising agreement. Also in 2010, the Company and NBA affiliated companies entered into a three-year marketing, sponsorship and advertising agreement associated with the Women’s National Basketball Association and a three-year advertising agreement associated with the NBA Development League. As a result of a settlement reached with the NBA relative to the 2011 NBA lockout, these three agreements were extended by one year. Certain subsidiaries of the Company have also entered into four-year marketing, sponsorship, advertising and media purchase agreements with NBA affiliated companies in China. In 2013, the Company paid approximately $12.6 million to the NBA’s affiliated companies for marketing, media purchases, advertising and sponsorship in the ordinary course of business. The Company has had a relationship with the NBA since the late 1980s. In the opinion of management, the terms of the Company’s agreements with the NBA and the Company’s business relationship with the NBA are fair and reasonable.

BlackRock, Inc. BlackRock, Inc.’s holdings constitute 5.52% of the Company’s outstanding Common Stock as of February 24, 2014. The Coca-Cola Company Master Retirement Trust (the “Company Trust”), a trust established by the Company for purposes of providing

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retirement benefits under certain employee benefit plans, and BlackRock Realty Advisors, Inc., a subsidiary of BlackRock, Inc., were parties to an investment management agreement. Until December 31, 2012, certain assets of the Company’s U.S. defined benefit pension plans (the “Trust Assets”) were invested in a fund that was managed by a subsidiary of BlackRock, Inc. The Trust Assets had been invested in the fund since the 1990s, when it was managed by an entity that was acquired by BlackRock, Inc. in 2006. In 2012, the Company Trust and BlackRock Execution Services (“BES”), a subsidiary of BlackRock, Inc., entered into a Transition Manager Agreement in anticipation that the Company Trust might use BES’ expertise in manager restructurings to assist in transitioning assets from fund managers that were being terminated to fund new managers. During 2013, the Company Trust selected BES to provide such services after having reviewed competing bids submitted through a formal request for proposal process. In addition, Towers Watson opined that the fees payable to BES were reasonable. In 2013, the Company Trust paid fees totaling approximately $1.5 million to BES for investment manager transition services in the ordinary course of business.

Effective January 1, 2012, The Coca-Cola Company Master Trust for Canadian Retirement Plans (the “CCR Canada Trust”), a trust established by Coca-Cola Refreshments Canada Company (“CCR Canada”), provides retirement benefits to certain CCR Canada employees under the CCR Canada plan. Certain assets of CCR’s Canadian defined benefit pension plan are invested in funds managed by a subsidiary of BlackRock, Inc., pursuant to an investment management agreement with an entity that was acquired by BlackRock, Inc. in 2009. In 2013, the CCR Canada Trust paid fees of approximately $584,000 to a subsidiary of BlackRock, Inc. for its services as an investment manager in the ordinary course of business. Effective December 20, 2013, the investment management agreement was amended to allow for investment in an additional fund. In the opinion of management, the Company’s relationship with the subsidiaries of BlackRock, Inc. is fair and reasonable and is on terms substantially similar to the Company’s relationship with other investment managers.

ADDITIONAL GOVERNANCE FEATURES

Shareowner Engagement

The Board believes that accountability to shareowners is a mark of good governance and critical to the Company’s success. To that end, the Board long ago established dedicated resources to actively engage with shareowners. The Company regularly engages with shareowners on a variety of topics throughout the year to ensure we are addressing their questions and concerns, to seek input and to provide perspective on Company policies and practices.

In addition to this direct engagement, the Company has instituted a number of complementary mechanisms that allow shareowners to effectively communicate a point of view with the Board, including:

our dedicated Annual Meeting page on our Company website (see page 104);

the annual election of Directors and a majority vote standard (see page 17);

the annual advisory vote to approve executive compensation (see page 46);

the ability to submit shareowner proposals (see page 105);

the ability to direct communications to individual Directors or the entire Board (see page 34); and

the ability to attend and voice opinions at the Annual Meeting of Shareowners (see page 103).

See page 47 for additional information about our engagement with shareowners regarding executive compensation.

Special Meeting of Shareowners

At the 2013 Annual Meeting of Shareowners, our shareowners approved an amendment to the Company’s By-Laws to allow shareowners to call a special meeting of shareowners. As a result, our current By-Laws provide that a special meeting of shareowners may be called by the Chairman of the Board, the Chief Executive Officer, a majority of our Board of Directors or the Corporate Secretary, if appropriately requested by a person (or group of persons) beneficially owning at least a 25% “net long position” of the Company’s Common Stock. A shareowner’s “net long position” is generally defined as the amount of Common Stock in which the shareowner holds a positive (also known as “long”) economic interest, reduced by the amount of Common Stock in which the shareowner holds a negative (also known as “short”) economic interest.

We believe that requiring an ownership threshold of at least 25% in order for a shareowner (or group of shareowners) to request a special meeting strikes an appropriate balance between enhancing shareowner rights and avoiding situations that could arise if the threshold were set so low that a small minority of shareowners could force the Company to incur the time and expense of convening a special meeting to consider a matter of little or no interest to other shareowners. Organizing and preparing for a special meeting involves significant costs as well as the attention of our Directors and management, which could divert their attention from performing their primary functions, to oversee and operate our business in the best interests of our shareowners.

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Public Policy Engagement

Public policy affects the Company’s business, its people and the communities where it does business. Through engagement, the Company seeks to responsibly use its resources to advance public policy that is consistent with the sustainability of its business and Company values.

Pursuant to the Company’s political contributions policy, contributions are based on several criteria, including legal compliance, Board and management oversight, public policy support and public transparency. The Company’s political contributions policy and a report of U.S. political contributions from our Company and from associate-funded programs, which include The Coca-Cola Company Nonpartisan Committee for Good Government and various other state political action committees, can be viewed on our Company website, www.coca-colacompany.com, by clicking on “Investors” and then “Public Policy Engagement.”

Sustainability

It remains a long-standing priority of the Company to operate in an environmentally and socially responsible manner. Our “Me, We, World” sustainability framework highlights how the Company is trying to grow our business as we enhance people’s well-being (Me), build strong communities (We), and protect the environment we all share (World). We are continuing to embed sustainability-minded innovations into every aspect of our business, including sourcing ingredients, increasing beverage options, aspiring to be water neutral and recovering packages for recycling. In addition, our strong pay-for-performance philosophy awards executives in a way that motivates them to operate the Company’s business in a profitable and sustainable manner, consistent with the six areas highlighted in the Company’s 2020 Vision—people, portfolio, partners, planet, profit and productivity.

To learn more about the Company’s sustainability efforts, please view our 2012/2013 Sustainability Report on the Company’s website, by visiting www.coca-colacompany.com/sustainability. For additional information about the Company’s executive compensation policies and programs see the Compensation Discussion and Analysis beginning on page 47.

Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

The Company’s hedging policy prohibits Directors, the Company’s executive officers and other designated employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s Common Stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds. Directors, the Company’s executive officers and other designated employees are also restricted from engaging in short sales related to the Company’s Common Stock. All other employees are discouraged from entering into hedging transactions and engaging in short sales related to the Company’s Common Stock. The Company’s pledging policy discourages any pledging of the Company’s Common Stock, including holding Common Stock in a margin account. In addition, Directors and the Company’s executive officers are required to obtain pre-approval from the Company’s General Counsel before pledging shares of Common Stock. Such approval will be granted only if the individual can clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities.

Executive Compensation Policies

See the Compensation Discussion and Analysis beginning on page 47 for a detailed discussion of the Company’s executive compensation programs and pay-for-performance philosophy.

Codes of Business Conduct

The Company has adopted a Code of Business Conduct for Non-Employee Directors. In addition, the Company has adopted a Code of Business Conduct applicable to the Company’s employees, including the Named Executive Officers. Our associates, bottling partners, suppliers, customers and consumers can ask questions about our Code and other ethics and compliance issues, or report potential violations, through EthicsLine, a global Internet and telephone information and reporting service. The Codes of Business Conduct and information about EthicsLine are available on the Company’s website located at www.coca-colacompany.com, by clicking on “Investors” and then “Corporate Governance.” In the event the Company amends or waives any of the provisions of the Code of Business Conduct applicable to our principal executive officer, principal financial officer or controller that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K under the 1934 Act, the Company intends to disclose these actions on the Company’s website.

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SHARE OWNERSHIP

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Stock by each Director, each individual named in the 2013 Summary Compensation Table on page 63, and our Directors and executive officers as a group, all as of February 24, 2014. Unless otherwise noted, voting power and investment power in Common Stock are exercisable solely by the named person.

Name	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares[1]	Additional Information
Herbert A. Allen	18,062,700	*	Includes 6,000,000 shares held by ACI, 32,700 shares held by 12 trusts of which Mr. Allen, in each case, is one of three to five trustees, and 30,000 shares held by a foundation of which he is one of six directors. Mr. Allen disclaims beneficial ownership of the 30,000 shares held by the foundation. Does not include 58,922 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Ronald W. Allen	24,000	*	Includes 4,000 shares held by Mr. Allen’s wife. Mr. Allen has disclaimed beneficial ownership of his wife’s shares. Does not include 56,203 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Ana Botín	2,500	*	Shares held by a Spanish limited company of which Ms. Botín and her husband are the indirect beneficial owners. Does not include 3,018 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Howard G. Buffett	48,592	*	Does not include 13,033 share units deferred under the Directors’ Plan which are settled in cash after retirement. Also, does not include shares owned by Berkshire Hathaway which are included in the “Principal Shareowners” table on page 45.
Richard M. Daley	4,000	*	Shares held by a trust of which Mr. Daley is sole trustee and beneficiary. Does not include 11,577 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Barry Diller	4,000,000	*	Does not include 84,527 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Helene D. Gayle	1,000	*	Does not include 4,052 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Evan G. Greenberg	28,058	*	Does not include 15,851 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Alexis M. Herman	2,000	*	Does not include 24,341 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Robert A. Kotick	70,018	*	Includes 18 shares held by his daughter through the Uniform Transfers to Minors Act. Does not include 9,959 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Maria Elena Lagomasino	23,631	*	Does not include 24,341 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Donald F. McHenry	51,904	*	Includes 1,094 shares held by Mr. McHenry’s grandchildren. Does not include 62,488 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Sam Nunn	2,000	*	Does not include 108,718 share units deferred under the Directors’ Plan which are settled in cash after retirement.
James D. Robinson III	117,650	*	Includes 53,196 shares held by a trust of which Mr. Robinson is a co-trustee. Does not include 2,350,000 shares held by a trust of which Mr. Robinson is a beneficiary with no voting or investment power. Does not include 102,365 share units deferred under the Directors’ Plan which are settled in cash after retirement.

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Name	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares[1]	Additional Information
Peter V. Ueberroth	122,000	*	Includes 44,000 shares held by a trust of which Mr. Ueberroth is one of two trustees and a beneficiary, 20,000 shares held by his wife and 16,000 shares held by a foundation of which he is one of six directors. Does not include 117,535 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Jacob Wallenberg	2,000	*	Does not include 24,341 share units deferred under the Directors’ Plan which are settled in cash after retirement.
Muhtar Kent	10,456,239	*	Includes 13,000 shares held by a foundation of which Mr. Kent, his wife and children are trustees, 129,000 shares held by a trust of which Mr. Kent’s wife and his children are beneficiaries and an independent trust company is trustee and 134,000 shares held by a trust of which Mr. Kent and his children are beneficiaries and an independent trust company is trustee. Also includes 72,498 shares credited to Mr. Kent under The Coca-Cola Company 401(k) Plan (the “401(k) Plan”) and 9,856,123 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before April 25, 2014. Does not include 50,714 share units credited under The Coca-Cola Company Supplemental 401(k) Plan (the “Supplemental 401(k) Plan”) which are settled in cash after retirement. Also, does not include 10,500 shares purchased on February 25, 2014.
Gary P. Fayard	5,406,047	*	Includes 4,054 shares held by his wife, 142,600 shares held by a limited liability limited partnership of which Mr. Fayard’s wife and children are beneficiaries and over which Mr. Fayard has investment control, 187,900 shares held by a limited liability limited partnership of which Mr. Fayard’s children are beneficiaries and over which Mr. Fayard has investment control, 22,931 shares credited to Mr. Fayard under the 401(k) Plan, 28,000 shares of restricted stock and 4,902,052 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before April 25, 2014. Does not include 32,174 share units credited under the Supplemental 401(k) Plan which are settled in cash after retirement.
Ahmet C. Bozer	2,439,417	*	Includes 17,124 shares credited to Mr. Bozer under the 401(k) Plan and 2,246,633 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before April 25, 2014. Does not include 15,723 share units credited under the Supplemental 401(k) Plan which are settled in cash after retirement.
Steven A. Cahillane	1,495,603	*	Includes 540 shares credited to Mr. Cahillane under the 401(k) Plan and 1,314,162 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before April 25, 2014. Does not include 3,785 share units credited under the Supplemental 401(k) Plan which are settled in cash after retirement. Also, does not include 43,172 unvested restricted stock units which will be forfeited under the terms of the Separation Agreement (see page 74).
José Octavio Reyes	5,034,342	*	Includes 376,284 shares held by a trust in which Mr. Reyes has an indirect beneficial interest. Also includes 4,586,494 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before April 25, 2014. All options become vested upon Mr. Reyes’ retirement effective March 31, 2014.
All Directors, Director nominees and executive officers as a group (32 persons)	62,297,476	1.40%	Includes 230,518 shares credited under the 401(k) Plan, 101,738 shares of restricted stock and 36,635,702 shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before April 25, 2014. Does not include 181,226 share units credited under the Supplemental 401(k) Plan and 721,271 share units deferred under the Directors’ Plan, all of which will be settled in cash upon retirement.

*	Less than 1% of issued and outstanding shares of Common Stock.

1	Share units credited under the Directors’ Plan and the Supplemental 401(k) Plan are not included as outstanding shares in calculating these percentages. Unvested PSUs and restricted stock units, which will be settled in shares upon vesting, also are not included.

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Principal Shareowners

Set forth in the table below is information about the number of shares held by persons we know to be the beneficial owners of more than 5% of the issued and outstanding Common Stock.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares[3]
Berkshire Hathaway Inc.[1] 3555 Farnam Street, Suite 1440 Omaha, Nebraska 68131	400,000,000	9.08%
BlackRock, Inc.[2] 40 East 52nd Street New York, New York 10022	243,187,805	5.52%

1	Berkshire Hathaway, a diversified holding company, has informed the Company that, as of December 31, 2013, it held an aggregate of 400,000,000 shares of Common Stock through subsidiaries.

2	The information is based on a Schedule 13G filed by BlackRock, Inc. with the SEC on February 11, 2014 reporting beneficial ownership as of December 31, 2013. BlackRock, Inc. reported that it has sole voting power with respect to 203,768,487 shares of Common Stock and sole dispositive power with respect to 243,187,805 shares of Common Stock.

3	The ownership percentages set forth in this column are based on the assumption that each of the principal shareowners continued to own the number of shares reflected in the table above on February 24, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding shares of Common Stock are required by Section 16(a) of the 1934 Act and related regulations:

to file reports of their ownership of Common Stock with the SEC and the NYSE; and

to furnish us with copies of the reports.

We received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on our review of the reports and representations, we believe that all Section 16(a) reports were filed timely in 2013, except for the late filing of a Form 3 to include a stock holding for Nathan Kalumbu and the late filing of a Form 4 to include the acquisition of phantom share units by Helene D. Gayle.

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COMPENSATION

ITEM 2 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company seeks a non-binding advisory vote from its shareowners to approve the compensation of its Named Executive Officers as described in the Compensation Discussion and Analysis section beginning on page 47 and the Executive Compensation section beginning on page 63.

The Company has designed its compensation programs to reward employees for producing sustainable growth consistent with the Company’s 2020 Vision, to attract and retain world-class talent and to align compensation with the long-term interests of our shareowners. The Compensation Committee strongly believes that executive compensation — pay opportunities, realizable pay and pay actually realized — should be tied to Company performance.

In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis and Executive Compensation sections for a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs, the factors considered in making those decisions, and changes made to such programs as a result of shareowner feedback and the results of last year’s advisory vote to approve executive compensation.

The Board recommends that shareowners vote FOR the following resolution:

“RESOLVED, that the shareowners approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board values shareowners’ opinions and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

The Board of Directors recommends a vote FOR the advisory vote to approve executive compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. This Compensation Discussion and Analysis focuses on the compensation of our Named Executive Officers for 2013, who were:

Name	Title
Muhtar Kent	Chairman of the Board and Chief Executive Officer
Gary P. Fayard*	Executive Vice President and Chief Financial Officer
Ahmet C. Bozer	Executive Vice President and President, Coca-Cola International
Steven A. Cahillane**	Former Executive Vice President and President, Coca-Cola Americas
José Octavio Reyes***	Vice Chairman, The Coca-Cola Export Corporation

*	Mr. Fayard will be retiring in May 2014.
**	Mr. Cahillane left the Company on February 28, 2014. Details of his separation arrangements can be found on page 74.
***	Mr. Reyes will be retiring in March 2014.

Changes to Compensation Programs as a Result of Shareowner Engagement and Consideration of Last Year’s Say on Pay Vote

The Company has a long-standing shareowner outreach program and routinely interacts with shareowners on a number of matters, including executive compensation (see page 41). The Compensation Committee carefully considers feedback received about executive compensation. After publication of the Company’s 2013 Proxy Statement, a number of shareowners expressed concerns with certain elements of our executive compensation programs. As a result, in an April 4, 2013 letter filed with the SEC, the Compensation Committee announced that the 2013 annual incentive awards for all executive officers would be capped at a maximum of 175% of the target award if the Company’s 2013 total shareowner return was below the median total shareowner return of the S&P 500 index. In addition, the Compensation Committee committed to review the design of the annual incentive plan and to evaluate ways to incorporate relative performance metrics into the Company’s executive compensation programs.

At the 2013 Annual Meeting of Shareowners, approximately 77% of the votes cast were in favor of the advisory vote to approve executive compensation. While this reflected continued support of our executive compensation programs, this level of support was a decline from the prior two years’ advisory votes. The Compensation Committee considered this outcome and asked management to seek additional shareowner input.

Since then, the Compensation Committee has taken shareowner feedback into account and, along with its commitments in the April 4, 2013 letter, has approved certain changes to the Company’s compensation programs. While shareowners expressed a wide variety of views about executive compensation, we believe these changes are responsive to most of the comments we routinely heard and are in the best interests of the Company and its shareowners. The chart below summarizes the key points we heard, what action the Compensation Committee has taken, and when the changes are effective.

What we heard	What we did	When effective
Annual incentive plan is difficult to understand and determine how incentives are awarded	Redesigned the annual incentive plan (see pages 53 and 54).	Annual incentive awards for 2014
Annual incentive plan targets should be more challenging	Incorporated challenging performance measures consistent with the Company’s long-term growth model (see pages 53 and 54).	Annual incentive awards for 2014
Annual incentive plan should utilize a wider variety of performance measures	Included an additional performance measure, operating income, into the annual incentive plan formula (see pages 53 and 54).	Annual incentive awards for 2014
Incorporate a relative performance measure into executive compensation program	Added a relative performance modifier to performance share units (PSUs) based on relative total shareowner return versus comparator companies (see page 58).	PSU awards for 2014-2016 performance period
Evaluate mix of long-term equity awards (although no shareowner consensus on preferred mix) and better explain use of each form of equity	Undertook a review and determined the current mix of long-term equity awards (approximately 60% options/40% PSUs) continues to be the most optimal for our employees for the reasons set forth on page 56. Although no change was made, the Compensation Committee will continue to evaluate the mix of long-term equity awards each year.	2013 and annually thereafter
Provide clearer explanation of how performance targets were set and year-to-year differences	Expanded explanation of performance targets and the reasons they may vary from year to year (see page 57).	2014 and annually thereafter

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At the 2014 Annual Meeting of Shareowners, the Company will again hold an annual advisory vote to approve executive compensation (see page 46). The Compensation Committee will continue to engage with our shareowners throughout the year and consider the results from this year’s and future advisory votes on executive compensation, as well as feedback from shareowners.

Pay for Performance Analysis

We understand that there are different views about how to assess whether a company “pays for performance.” This section highlights how the Compensation Committee views pay and Company performance and why we believe the Company’s compensation programs are appropriately aligned with performance.

Our compensation programs are designed to reward employees for producing sustainable growth consistent with the Company’s 2020 Vision, to attract and retain world-class talent and to align compensation with the long-term interests of our shareowners.

The Compensation Committee strongly believes that executive compensation — pay opportunities, realizable pay and pay actually realized — should be tied to Company performance. The Compensation Committee views Company performance in two primary ways:

the Company’s operating performance, including results against our long-term growth targets; and

return to shareowners over time, both on an absolute basis and relative to other companies, including the S&P 500 companies and our compensation comparator group (see page 59).

Operating Performance

In a year marked by ongoing global macroeconomic challenges in many markets around the world, the Company was not immune to these pressures. Despite global volume growth below its expectations and long-term growth target, the Company delivered sound financial results in line with its long-term profit targets. Company operating performance highlights included:

Global volume grew 2% for the full year, with sparkling beverage volume up 1% and still beverage volume up 5%.

The Company grew global value share in nonalcoholic ready-to-drink beverages, with volume and value share gains in core sparkling and still beverages.

Full-year reported net revenues declined 2% and, excluding the impact of structural changes, comparable currency neutral net revenues grew 3%.

Full-year reported operating income declined 5% and, excluding the impact of structural changes, comparable currency neutral operating income grew 6%, in line with the Company’s long-term growth target.

Full-year reported EPS was $1.90, down 3%, and comparable EPS was $2.08, up 3%. Comparable currency neutral EPS was up 8% for the full year, in line with the Company’s long-term growth target.

The following illustrates the three-year directional relationship between Company performance, based on two of our key operating metrics, and the compensation (as defined below) of our Chairman and Chief Executive Officer. These key metrics, unit case volume and comparable earnings per share, were chosen because we believe they correlate to long-term shareowner value.

1	2012 does not include Beverage Partners Worldwide (“BPW”) unit case volume for those countries in which BPW was phased out in 2012, nor does it include unit case volume of products distributed in the U.S. under a sublicense from a subsidiary of Nestlé S.A. (“Nestlé”) which terminated at the end of 2012.

2	Reflects the Company’s two-for-one stock split effected on July 27, 2012. Comparable EPS differs from what is reported under GAAP. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

3	Total compensation for Mr. Kent in each of 2011, 2012 and 2013, as reported in the 2013 Summary Compensation Table on page 63, excluding “change in pension value and nonqualified deferred compensation earnings.” We believe it is appropriate to exclude this component when analyzing the relationship between pay and performance because there are no enhanced or special pension plans for the Named Executive Officers and change in pension value is subject to many variables, such as external interest rates, that are not related to Company performance.

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Return to Shareowners

The Company has delivered consistent positive return to shareowners over time, and has a long history of increasing dividends and conducting share repurchases, which continued in 2013.

The following chart shows how a $100 investment in the Company’s Common Stock on December 31, 2008 would have grown to $211 on December 31, 2013, with dividends reinvested quarterly. The chart also compares the total shareowner return on the Company’s Common Stock to the same investment in the S&P 500 Index and the Company’s 2013 compensation comparator group (see page 59) over the same period, with dividends reinvested quarterly.

*	Source: Standard & Poor’s Research Insight. Includes the Company’s 2013 comparator group (see page 59) for the five-year period whether or not a company was included in the group for the entire period. For foreign companies included in the comparator group, market value has been converted to U.S. dollars and excludes the impact of currency. Market returns are weighted by relative market capitalization and are adjusted for spin-offs and special dividends.

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Impact of Company performance on compensation – reported, realizable and realized pay

As described above, over the last several years the Company has continued to have solid operating performance and return positive value to shareowners. In 2011 and 2012, the Company met or exceeded its long-term growth targets and its three-year cumulative total shareowner return from 2011 to 2013 was 36.5%. The Company’s results in 2013 can be described as mixed, as the Company met some, but not all, of its long-term growth targets, and its one-year cumulative total shareowner return was 17.2%.

The following graphic provides a more complete view of total direct compensation (base salary, annual incentive and long-term equity compensation) by providing “reported,” “realizable” and “realized” pay of the Chairman and Chief Executive Officer for 2011, 2012 and 2013. We believe that “reported” pay, (compensation reported in the 2013 Summary Compensation Table), is useful, but is only part of an overall view of how pay is aligned with performance. We believe it is also helpful to look at performance-based compensation from the perspective of what is “realizable” and what is “realized.” Generally, the value of pay that is earned or realizable as of a specific date is referred to as “realizable pay” and pay actually received over a specified period is referred to as “realized pay.”

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Performance Share Units (PSUs)

For the 2011-2013 PSU performance period, the Company did not meet the threshold goal for economic profit growth. The Company is not expected to meet the threshold goal for the 2012-2014 PSU performance period. Based on the target number of shares underlying the 2011-2013 and 2012-2014 PSU awards and the stock price as of December 31, 2013, this would result in the forfeiture of $16.8 million worth of stock for Mr. Kent and $36.6 million worth of stock for all of the Named Executive Officers as a group. The following graphic illustrates the reported value in the Summary Compensation Table compared to the certified or expected value of Mr. Kent’s PSU awards. See page 57 for the status of all outstanding PSU awards.

Summary of Executive Compensation Practices

Below we summarize certain executive compensation practices, both the practices we have implemented to drive performance and the practices we have not implemented because we do not believe they would serve our shareowners’ long-term interests.

WHAT WE DO AND DON'T DO

We align executive compensation with the interests of our shareowners

- ✔ Pay for Performance (page 48)
- ✔ Mitigate Undue Risk in Compensation Programs (page 60)
- ✔ Include Double-Trigger Change in Control Provisions for Stock Option and Stock Awards (page 62)
- ✔ Include Holding Periods on PSUs (page 56)

Our executive compensation programs are designed to avoid excessive risk and to foster sustainable growth

- ✔ Review Tally Sheets when Making Executive Compensation Decisions (page 59)
- ✔ Provide Modest Perquisites with Sound Business Rationale (page 58)
- ✔ Have Stringent Share Ownership Guidelines and a Share Retention Policy (pages 60 and 61)

We adhere to executive compensation best practices

- ✔ Prohibit Hedging Transactions and Short Sales by Executive Officers or Directors (page 61)
- ✔ Discourage Pledging of Company Stock and Require Executive Officers and Directors to Obtain Pre-approval (page 61)
- ✔ Mitigate Potential Dilutive Effect of Equity Awards through Robust Share Repurchase Program (page 56)
- ✔ Utilize an Independent Compensation Consulting Firm which Provides No Other Services to the Company (page 59)
- ✔ Provide Reasonable Post-Employment/Change in Control Provisions (page 62)
- ✔ Include a Modifier in PSU Awards Based on Relative Total Shareowner Return (page 58)
- ✘ No Employment Contracts (unless required by law)
- ✘ No Dividends or Dividend Equivalents on Unearned PSUs
- ✘ No Repricing Underwater Stock Options
- ✘ No Tax Gross-Ups for Personal Aircraft Use or Financial Planning
- ✘ No Inclusion of the Value of Equity Awards in Pension or Severance Calculations
- ✘ No Separate Change in Control Agreements
- ✘ No Excise Tax Gross-Ups Upon Change in Control

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What We Pay and Why: Elements of Compensation

We have three elements of total direct compensation: base salary, annual incentive and long-term equity compensation. The vast majority of total direct compensation is performance-based and not guaranteed. We also provide various retirement and benefit programs and modest business-related perquisites. To provide a clear picture of all elements of our executive compensation program, the dashboard below provides a single snapshot and describes why each element is provided. Additional information about the key elements of our compensation programs is included below the dashboard.

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Base Salary

Base salaries for the executive officers are individually determined by the Compensation Committee within a salary range after consideration of the scope and complexity of the role, fairness (employees with similar responsibilities, experience and historical performance are rewarded comparably) and individual performance. We do not set the base salary of any employee, including any Named Executive Officer, at a certain multiple of the salary of another employee. There are three situations that may warrant an adjustment to base salary:

annual merit increases;

promotions or changes in role; or

market adjustments

No increase in base salary is automatic or guaranteed.

The Compensation Committee made the following decisions about the base pay of the Named Executive Officers in 2013 and 2014:

No change was made to Mr. Kent’s base salary in 2013 or 2014. The Compensation Committee determined that Mr. Kent’s base pay was competitive from a market perspective, and in light of his continued strong performance, decided to continue to focus on long-term performance-based awards.

Mr. Fayard received a 3.5% merit increase in 2013 and no change in 2014 due to his upcoming retirement.

Mr. Bozer received an 11.7% increase in 2013 to reflect his increased responsibilities as President, Coca-Cola International and a merit increase of 4% in 2014.

Mr. Cahillane received a 4.2% increase in 2013 to reflect his increased responsibilities as President, Coca-Cola Americas. Mr. Cahillane left the Company on February 28, 2014.

No change was made to Mr. Reyes’ base salary in 2013 or 2014 due to his upcoming retirement.

Annual Incentive

Annual incentives are determined under the Performance Incentive Plan of The Coca-Cola Company (the “Performance Incentive Plan”). In 2013, approximately 14,500 employees participated in the Performance Incentive Plan.

New Annual Incentive Plan Design (in effect for 2014)

Redesigned Annual Incentive Plan: What changed?

Method of funding a pool for Named Executive Officer annual incentives simplified to be based on a small percentage of Company’s profit before tax

Incorporated more challenging and varied financial measures aligned with Company long-term growth targets

Increased transparency in determining the final amount of the annual incentive

The Compensation Committee redesigned the annual incentive program, which will be applied starting in 2014. The new design has two steps:

Step 1: Determine maximum incentive funding – The new design includes a simple formula to arrive at the maximum pool that can be used to pay annual incentives to Named Executive Officers. There is an additional cap for the CEO’s incentive award. The purpose of a pool is to ensure incentives are based only on a small percentage of the Company’s profit before tax and to meet requirements for tax deductibility. This funding mechanism determines the maximum payment amount and the Compensation Committee does not expect to award the full amount. The incentive pool will be funded as follows:

	Cap for All NEOs
Metric for Pool Funding	(including CEO)	Cap for CEO
Income Before Income Tax	0.40%	0.15%
(recurring, not currency neutral)

Step 2: Determine individual amount for each Named Executive Officer – The new design provides that annual incentive awards will be determined based on a formula, with the majority of the incentive determined based on pre-determined financial targets. In addition to earnings per share and unit case volume, which were metrics under the prior plan’s formula, operating income was added as a new metric for determining the Company Performance Factor. Importantly, the targets in the new design are consistent with the Company’s long-term growth targets.

Specifically, the Named Executive Officers’ incentive payments will be determined by the following formula:

[Base Salary x Target Percentage x Company Performance Factor] + Individual Performance Factor Amount

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The Company Performance Factor will be determined based on the Company’s actual performance against the long-term growth targets set forth in the table below:

Company	Target	Midpoint
Performance Factor	Range	of Target Range
Unit Cases Volume Growth	3-4%	3.5%
Operating Income Growth*	6-8%	7.0%
EPS Growth*	7-9%	8.0%

* Comparable currency neutral. Operating income will also be adjusted for structural items.

To calculate the Company Performance Factor, actual results will be compared to the midpoint of each target range to determine the percentage above or below the midpoint. These percentages will then be averaged to determine the overall Company Performance Factor. For example, if actual results equal the midpoint of each target range, the overall Company Performance Factor will be 100%.

Then, the Compensation Committee may award an Individual Performance Factor Amount to reflect the Compensation Committee’s assessment of each individual’s performance, contributions to the Company’s performance for the year, and achievements in areas that are not as readily quantifiable (such as sustainability and diversity). This amount may range from $0 to a maximum of 75% of the Named Executive Officer’s target incentive. The Compensation Committee believes this new design more closely ties annual incentive payments to measurable and challenging financial goals, strikes an appropriate balance between rewarding financial results and other goals, and is responsive to much of the shareowner feedback we received.

Discontinued Annual Incentive Plan Design (in effect for 2013)

In 2013, the following formula was used to calculate the maximum payment that may be awarded to a Named Executive Officer.

Base Salary x Base Salary Factor x Business Performance Factor (0 – 300%)

Once the maximum was determined pursuant to the formula, the quantitative and qualitative factors described below were used by the Compensation Committee to determine where within the range of potential payments (from $0 to the maximum) the actual award should fall.

In addition, as the Compensation Committee committed in the April 4, 2013 letter, annual incentives for 2013 were capped at no greater than 175% of target because the Company’s total shareowner return was below the median of the S&P 500’s total shareowner return in 2013.

Summary of Payments

The following table shows how the formula was applied and the actual amounts awarded for 2013:

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Calculating the Business Performance Factor for 2013

The targets used to determine the business performance factor were set in February 2013. For all Named Executive Officers, the Company targets and results for 2013 were as follows:

Unit Case Volume Business Performance Factor	75%
Comparable Currency Neutral Earnings Per Share Business Performance Factor	138%
TOTAL	213%
*	Comparable currency neutral earnings per share growth is calculated after adjusting for the impact of currency and certain other nonrecurring items affecting comparability. Comparable currency neutral earnings per share, therefore, differs from reported earnings per share, which was $1.90 in 2013. The primary differences between comparable currency neutral earnings per share and earnings per share as reported under GAAP were the impact of currency, asset impairments/restructuring, productivity and reinvestment programs, charges by equity investees and transaction gains/losses. We believe using comparable currency neutral earnings per share is appropriate because it ensures a more consistent comparison against the prior year.

Quantitative and Qualitative Factors

In setting the amount of each Named Executives Officer’s actual award within the range determined by the formula, the Compensation Committee considered a number of factors. In 2013, all Named Executive Officers received annual incentives that were below the target amount (base salary x base salary factor). The following items were the primary factors considered in determining the amounts awarded:

Factor	Result
Performance against long-term growth targets	The Compensation Committee considered results against the Company’s long-term growth targets, including unit case volume growth, comparable currency neutral operating income growth and comparable currency neutral earnings per share growth. Although the new Annual Incentive plan design which incorporates these targets is not effective until 2014 (see page 53), the Compensation Committee considered the following 2013 results:
Unit case volume growth was 2%, below the 3-4% growth target.
Comparable currency neutral operating income growth was 6%, meeting the 6-8% target.
Comparable currency neutral earnings per share growth was 8%, meeting the 7-9% target.
Volume and value share gains	The Company continued to gain value share globally in nonalcoholic ready-to-drink beverages, with volume and value share gains in core sparkling and still beverages.
Total return to shareowners	The Company returned $9.8 billion to shareowners and its total shareowner return (including stock price appreciation and dividends) was 17%. Total shareowner return was below the median of both the compensation comparator group and the S&P 500 for 2013.
Productivity and reinvestment	The Company continued progress on its productivity and reinvestment program to deliver $550 million to $650 million in productivity, which will further enable efforts to strengthen the Company’s brands and reinvest its resources to drive long-term profitable growth.
Sustainability	The Company and the global Coca-Cola system remained focused on operating in an environmentally and socially responsible manner. The Company is continuing to embed sustainability-minded innovations into every aspect of its business, including sourcing ingredients, increasing beverage options, aspiring to be water neutral and recovering packages for recycling.

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Long-Term Equity Compensation

We use three primary forms of equity compensation:

Stock Options: provide the opportunity for compensation only if the Company’s stock price increases from the date of grant.

Performance Share Units (PSUs): provide an opportunity for employees to receive Common Stock if a pre-defined performance measure is met for a specified performance period. No outstanding PSU awards provide for the payment of dividends or dividend equivalents during the performance period. Starting with the annual grant of PSUs in 2011, dividends or dividend equivalents were eliminated during the holding period. We currently have the following two types of PSU awards outstanding:

–	Annual awards: We provide annual PSU awards (with three-year performance periods and a one-year holding period) to eligible employees.

–	2020 Vision awards: In 2012, we adopted a separate PSU program for a limited number of employees which is directly tied to goals related to the Company’s 2020 Vision. No Named Executive Officers have received such awards.

Restricted Stock/Restricted Stock Units (RSUs): may be performance-based or time-based and in the form of restricted stock or RSUs. Time-based restricted stock awards are used in limited circumstances, such as for critical retention situations, make-whole awards, special recognition or when other forms of awards are not available for tax or legal reasons. None of the Named Executive Officers received a restricted stock award in 2013, except for Mr. Cahillane, who received an RSU award in conjunction with the discontinuance of a former CCE executive pension plan.

In 2013, we granted long-term equity compensation to approximately 6,400 employees. We mitigate the potential dilutive effect of granting long-term equity compensation through a robust share repurchase program. In 2013, we repurchased $4.8 billion of Common Stock, which included $1.3 billion related to proceeds from employee stock activity. Additional details concerning our long-term equity compensation plans can be found on page 76 and 82.

Annual Awards: Value and Mix

In February of each year, the Compensation Committee grants a mix of stock options and PSUs to eligible employees. Importantly, equity-eligible employees receive the same mix of stock options and PSUs with the same performance terms and other conditions (except where differences may be needed in countries outside the U.S.).

The Compensation Committee sets ranges for long-term equity compensation for each job grade at the senior executive levels. The ranges were informed by a survey of our comparator group’s pay practices. The Compensation Committee does not target a specific percentile ranking against our comparator group.

The actual value of long-term equity compensation within such ranges awarded to each senior executive, including the Named Executive Officers, is individually determined, at the discretion of the Compensation Committee. Consideration is given to the individual’s skills, experience, time in role and future potential, the prior year’s award value, as well as the individual’s and Company’s performance in the prior year. In determining the value of long-term equity compensation awards to the Named Executive Officers in February 2013, the Compensation Committee took into consideration the above factors, including without limitation, the Company’s strong operating performance in 2012 and the committee’s continued desire to focus on performance-based long-term equity compensation as the Company progresses toward its 2020 Vision.

Once the value of the long-term equity compensation award is determined, the Compensation Committee grants approximately 60% of this value in stock options and 40% in PSUs. Due to differences in how the grant date fair value of option awards must be calculated for accounting purposes, the amounts reported in the Summary Compensation Table may not reflect the same proportion of stock options and PSUs.

The Compensation Committee carefully considered this mix of equity vehicles in 2013 and determined that it continues to strike the appropriate balance between rewarding increases in the market value of our Common Stock (stock options and PSUs) and the achievement of Company-specific performance measures (PSUs). As noted above, we measure performance based on both Company results and return to shareowners. Because both annual incentives and PSUs are earned based on Company-specific performance measures, we believe that granting a slightly higher percentage of long-term equity awards in the form of stock options is appropriate. Importantly, unlike some companies, none of our annual long-term equity awards are provided in the form of time-based restricted stock. The Compensation Committee believes that all annual equity awards should be dependent upon performance – either operating measures, growth in stock price, or both.

Why options?	Why PSUs?

   Performance-based because their value is solely tied to the Company’s stock price, which directly correlates to our shareowners’ interests.

   Fosters an innovative environment focused on long-term growth of the Company and shareowner value.

   Declines in stock price following the grant of stock options have a negative impact on executive pay (i.e., when a stock option is “underwater” it has no value).

   Highly valued by employees and an important retention tool.

   Stringent share ownership requirements and share retention policies mitigate perception that options may cause a focus on short-term stock price movement.

   Performance-based both because number of shares earned depends on performance against pre-defined goals and the value of the shares fluctuates based on the stock price.

   Tied to economic profit, a key financial metric.

   Aligns all equity-eligible employees to perform against economic profit goals.

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Performance Share Units: Targets, Status and New Relative Total Shareowner Return Modifier

Since 2007, growth in economic profit has been chosen as the performance measure for the annual PSU awards because it is an important measure of the Company’s long-term strength and is historically correlated with stock price over time. Economic profit is net operating profit after tax less the cost of capital used in the business, after adjusting for the impact of structural changes that are significant to the Company as a whole, accounting changes and certain other nonrecurring items affecting comparability. A three-year performance period was selected to mirror our long-term business planning cycle.

How targets are determined and why they vary from year to year

The economic profit growth target is derived from our long-term growth targets and our three-year business plan. The specific economic profit growth target is then determined based on assumptions about the three-year performance period, such as the global economic environment and the impact of currency exchange.

Targets underlying PSU awards are designed to be challenging but achievable and consistent with our 2020 Vision. While public information is generally not available on comparator companies’ economic profit growth, we believe that the targets we set for each performance period are competitive on a relative basis.

The decrease in the economic profit growth target between the 2012-2014 PSU award and the 2013-2015 PSU award was due to the projected negative impact of currency exchange and the expectation of a more challenging macroeconomic environment over the three-year performance period. This target is not intended to be less challenging than in prior years. For all PSU programs prior to 2014-2016, the impact of currency exchange is magnified when calculating economic profit growth because a significant portion of net operating profit after tax is denominated in foreign currency while a significant proportion of capital is U.S. dollar denominated, primarily due to the acquisition of Coca-Cola Enterprises Inc.’s (“CCE”) former North America business (the “CCE Transaction”).

Starting with the 2014-2016 PSU award, economic profit will be measured on a currency neutral basis, which is consistent with our long-term growth targets. In addition, we believe that a currency neutral economic profit growth target will help ensure that PSU awards are based on the underlying results of the business and not be subject to fluctuations largely outside the control of those running the business day to day.

Status of Current Plans

Performance		Threshold, Target and
Period	Performance Measure	Maximum Performance Levels[1]	Status
2010-2012[2]	Compound annual growth in economic profit	Threshold = 5.7% Target = 8.7% Maximum = 10.7%	Results were certified in February 2013. Results were above the maximum, with 150% of the target number of shares awarded. Shares are subject to an additional holding period through February 2014.
2011-2013[2]	Compound annual growth in economic profit	Threshold = 8.7% Target = 11.7% Maximum = 13.7%	Results were certified in February 2014. Performance was below the threshold level and therefore no shares were earned from these awards.
2012-2014[2]	Compound annual growth in economic profit	Threshold = 7.7% Target = 10.7% Maximum = 12.7%	Results will be certified in February 2015. Any shares earned will be subject to an additional holding period through February 2016. Through December 31, 2013, performance is projected below the threshold level and therefore we do not currently expect any shares to be earned from these awards.
2013-2015[2]	Compound annual growth in economic profit	Threshold = 4.4% Target = 6.4% Maximum = 8.4%	Results will be certified in February 2016. Any shares earned will be subject to an additional holding period through February 2017. Through December 31, 2013, payout is projected near the target level. The global economic environment and the impact of currency over the remaining two years of the performance period will have a significant impact on the number of shares earned, if any.
2014-2016[2]	Compound annual growth in economic profit (currency neutral)	Threshold = 6.9% Target = 8.9% Maximum = 10.9%	Results will be certified in February 2017 including applying the new relative total shareowner return modifier (see page 58). Any shares earned will be subject to an additional holding period through February 2018.

1	Participants receive 50% of the award at the threshold level, 100% of the award at the target level and 150% of the award at the maximum level. Results are rounded and the number of shares is extrapolated on a linear basis between performance levels.

2	The calculation of economic profit for the 2010-2012 and 2011-2013 periods was adjusted, and the 2012-2014, 2013-2015 and 2014-2016 periods will be adjusted, to exclude items impacting comparability. In addition, as a result of the CCE Transaction, the 2009 base year for the 2010-2012 period and the 2010 base year for the 2011-2013 period were adjusted to assume the Company owned CCE’s former North America business for the full base year.

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New Relative Total Shareowner Return Modifier for 2014

The Compensation Committee added a relative total shareowner return modifier to PSU awards beginning with the 2014-2016 performance period. As described above, PSUs provide an opportunity to receive Common Stock if economic profit targets are attained. Beginning in 2014, the amount of shares earned from PSU awards will be reduced or increased if total shareowner return over the three-year performance period relative to our compensation comparator group (see page 59) falls outside of a defined range. Specifically, after the economic profit performance results are certified, the award will be modified up or down as follows:

If total shareowner return over the three-year performance period is:	Then:
At or above the 75th percentile of the comparator group	The award will be increased 25%
At or above the 25th and below the 75th percentile of our comparator group	No change to the award
Below the 25th percentile of our comparator group	The award will be decreased 25%

Perquisites

The table below summarizes and provides the business rationale for each of the perquisites provided to the Named Executive Officers. For more information about these perquisites and their values, see the discussion beginning on page 65.

Perquisite	Description and Business Rationale
Aircraft Usage	The Board requires Mr. Kent, but not the other Named Executive Officers, to fly on Company aircraft for business and personal travel. This is required to allow travel time to be used productively for the Company, for security purposes due to the high profile and global nature of our business and our highly symbolic and well-recognized brands, as well as to ensure that Mr. Kent can be immediately available to respond to business priorities from any location around the world.
The Company does not provide tax gross-ups for imputed income due to personal aircraft use. A tax reimbursement is provided for taxes incurred when a spouse travels for business purposes. In contrast to personal use, the Company does not believe an employee should pay personally when travel is required or important for business purposes.
Car and Driver	A car and driver are provided only where necessary for security and/or productivity reasons.
Messrs. Kent, Bozer and Reyes (and Mr. Reyes’ spouse) use a Company car and driver. No other Named Executive Officer is provided with a Company car or driver.
Security	The Company provides personal security to Named Executive Officers when circumstances warrant.
The Company considers security to be a business necessity to protect our employees given the global visibility of our brands and the extensive locations where we operate.
International Service Program	Mr. Bozer, who was based in Turkey prior to 2013, participated in the Company’s international service program. He is provided the same benefits offered to all employees eligible to participate in such program.
Financial and Tax Planning	The Company reimburses its senior executives, including the Named Executive Officers, for financial and tax planning up to $13,000 per year for Mr. Kent and up to $10,000 per year for other Named Executive Officers.
A significant percentage of our senior executives have dual nationalities, or work or have worked outside their home country, which complicates their tax and financial situations. This benefit helps to ensure they are compliant with local country laws.
No tax gross-up is provided for this benefit.
Other	Executive physicals are provided to encourage senior leaders of the Company to set the example for living positively and active healthy living.
Modest additional perquisites are made available to the Named Executive Officers outside the U.S. consistent with local policies and practices.
Tax protection may be provided for prior assignments in foreign countries in order to avoid an executive being penalized from a tax perspective for overseas service on behalf of the Company.

How We Make Compensation Decisions

Decision-Making Process and Role of Executive Officers

The Compensation Committee reviews and discusses the Board’s evaluation of the Chairman and Chief Executive Officer and makes preliminary determinations about his base salary, annual incentive and long-term equity compensation. The Compensation Committee then discusses the compensation recommendations with the full Board and the Compensation Committee approves final compensation

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decisions after this discussion. Executive officers do not determine the compensation of the Chairman and Chief Executive Officer.

For other Named Executive Officers, the Chairman and Chief Executive Officer considers performance and makes individual recommendations to the Compensation Committee on base salary, annual incentive and long-term equity compensation. The Compensation Committee reviews, discusses, modifies and approves, as appropriate, these compensation recommendations.

In making these compensation decisions, the Compensation Committee uses several resources and tools, including competitive market information. One such tool is a “tally sheet,” which assigns a dollar amount to each of the compensation elements discussed above as well as accumulated outstanding long-term equity awards and deferred compensation. The Compensation Committee believes that the tally sheet is useful in evaluating the total compensation opportunity for each Named Executive Officer.

Compensation Comparator Group

We use a comparator group of companies when making certain compensation decisions. While the Compensation Committee examines data about executive compensation at other comparator companies, compensation paid at other companies is not a primary factor in the decision-making process. No changes to the comparator group were made in 2013. The table below shows how the comparator group was chosen and how the comparator group is used.

How the comparator group was chosen	How we use the comparator group*

  Comparable size based on revenue.

  Market capitalization in excess of $100 billion.

  Major global presence with sales in a minimum of 100 countries.

  Large consumer products business.

  Market-leading brands or category positions as defined by Interbrand.

  Sustained growth over one, three and five year periods.

  Available compensation data.

  As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges.

  To evaluate share utilization by reviewing overhang levels and annual run rate.

  To benchmark the form and mix of equity awarded to employees.

  To benchmark share ownership guidelines.

  To assess the competitiveness of total direct compensation awarded to senior executives.

  To validate whether executive compensation programs are aligned with Company performance.

  As an input in designing compensation plans, benefits and perquisites.

* Since some of the comparator group companies are not U.S. based, a subgroup of the companies may be used for some of these purposes when data is not publicly available for the foreign companies.

The comparator group for 2013 was:

Abbott Laboratories	Mondelēz International, Inc.
Apple Inc.	Nestlé S.A.
AT&T Inc.	NIKE, Inc.
Colgate-Palmolive Company	PepsiCo, Inc.
General Mills, Inc.	Philip Morris International Inc.
International Business Machines Corporation	The Procter & Gamble Company
Johnson & Johnson	Unilever PLC
Kimberly-Clark Corporation	Wal-Mart Stores, Inc.
McDonald’s Corporation

Role of the Compensation Consultant

Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any consultant, as well as to approve the consultant’s fees and other terms of the engagement. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. In 2013, the Compensation Committee engaged Exequity LLP (“Exequity”) as its compensation consultant. The Compensation Committee did not engage any other advisor in 2013.

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Exequity provides research, data analyses, survey information and design expertise in developing compensation programs for executives and incentive programs for eligible employees. In addition, Exequity keeps the Compensation Committee apprised of regulatory developments and market trends related to executive compensation practices. Exequity does not determine or recommend the exact amount or form of executive compensation for any of the Named Executive Officers. A representative of Exequity generally attends meetings of the Compensation Committee, is available to participate in executive sessions and communicates directly with the Compensation Committee.

Prior to the retention of a compensation consultant or any other external advisor, and from time to time as the Committee deems appropriate, the Compensation Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in the NYSE listing standards.

Pursuant to the Compensation Committee’s Independence Policy, if the Compensation Committee chooses to use a compensation consultant, the consultant must be independent. Under the policy, a consultant is considered independent if (i) the representative of the consultant does not provide services or products of any kind to the Company or any of its consolidated subsidiaries, or to their management, (ii) the consulting firm does not derive more than 1% of its consolidated gross revenues from the Company and (iii) the consulting firm is precluded from providing any other services to the Company and its consolidated subsidiaries.

The Compensation Committee assessed Exequity’s independence, taking into account the following factors:

compliance with the Independence Policy;

the policies and procedures the consultant has in place to prevent conflicts of interest;

any business or personal relationships between the consultant and the members of the Compensation Committee;

any ownership of Company stock by the individuals at Exequity performing consulting services for the Compensation Committee; and

any business or personal relationship of Exequity with an executive officer of the Company.

Exequity has provided the Compensation Committee with appropriate assurances and confirmation of its independent status pursuant to the Independence Policy and other factors. The Compensation Committee believes that Exequity has been independent throughout its service for the committee and there is no conflict of interest between Exequity and the Compensation Committee.

Risk Considerations

The Compensation Committee reviews the risks and rewards associated with the Company’s compensation programs. The programs are designed with features that mitigate risk without diminishing the incentive nature of the compensation. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk-taking over the short term and the long term.

Management and the Compensation Committee regularly evaluate the risks involved with compensation programs globally and do not believe any of the Company’s compensation programs create risks that are reasonably likely to have a material adverse impact on the Company. In 2013, the Company conducted, and the Compensation Committee reviewed, a comprehensive global risk assessment. The risk assessment included conducting a global inventory of incentive plans and programs and considered factors such as the plan metrics, number of participants, maximum payments and risk mitigation factors.

Since base salary is a fixed amount and a relatively small percentage of total direct compensation, we do not believe it encourages risk-taking. In addition, we believe that the Company’s annual incentive and long-term equity compensation programs contain appropriate risk mitigation factors, as summarized in the graphic below.

Risk Mitigation Factor
Award Cap
Annual	Multiple Performance Factors
Incentive	Clawback Feature	Long-term Equity Compensation (stock options and PSUs)
(cash)	Range of Awards (not “all or nothing”)
Anti-Hedging Policy
Share Ownership/Retention Guidelines
Additional Holding Period on PSUs

Additional Information

Share Ownership Guidelines

For many years, the Company has had share ownership guidelines for executives, including the Named Executive Officers. These guidelines are designed to align the executives’ long-term financial interests with those of shareowners. All Named Executive Officers exceed their share ownership guidelines.

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The ownership guidelines, which cover 70 executives, are as follows:

Role	Value of Common Stock to be Owned*
Chief Executive Officer	8 times base salary
Operating Business Presidents	5 times base salary
Executive Vice Presidents, Group Presidents and President of CCR	4 times base salary
Other senior executives	2 times base salary
Business Unit Presidents below senior executive level	1 times base salary
*	Shares are valued based on the average closing price of Common Stock for the prior one-year period.

The Chairman of the Board and Chief Executive Officer and the Compensation Committee monitor compliance annually. Each executive has five years from the date he or she becomes subject to the share ownership guidelines to meet his or her target. If an executive is promoted and the target is increased, an additional two-year period is provided to meet the target. Stock options do not count toward the ownership guideline and PSUs count only after the performance criteria have been met.

Further, to ensure compliance with the guidelines, the Compensation Committee may direct that up to 50% of the annual cash incentive be withheld if an executive is not compliant. The Compensation Committee also may mandate the retention of 100% of net shares, after settlement of taxes and transaction fees, acquired pursuant to equity awards granted on or after January 1, 2009.

Starting in 2009, once an executive has met and maintained the ownership objective for a year, the Compensation Committee had the discretion to grant a one-time long-term equity award. This award is generally delivered in stock options valued up to 15% of the executive’s annual equity award value. In 2012, the Compensation Committee decided to phase out this component of the program, so final awards were made in 2014 to eligible executives that met their ownership objective in 2012 and maintained it through 2013. Mr. Cahillane received such an award in 2013 but the unvested portion of this award was forfeited upon his departure.

Share Retention Policy

In February 2013, the Compensation Committee approved a new share retention policy for the Company’s executive officers which requires the retention of 50% of the shares (after paying taxes) obtained from option exercises or from the release of PSUs or restricted stock awards for the earlier of one year after exercise/release of shares or separation from the Company. The policy includes limited exceptions such as donations of stock to charities, educational institutions or family foundations and sales or divisions of property in the case of divorce, disability or death, and the Compensation Committee is authorized to grant waivers in other exceptional circumstances. This policy applies to equity awards granted in and after February 2013 and is in addition to the share ownership guidelines described above.

Trading Controls and Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

Executive officers, including the Named Executive Officers, are required to receive the permission of the Company’s General Counsel prior to entering into any transactions in Company securities, including purchases, sales, gifts, grants and those involving derivatives. Generally, trading is permitted only during announced trading periods. Employees who are subject to trading restrictions, including the Named Executive Officers, may enter into a trading plan under Rule 10b5-1 of the 1934 Act. These trading plans may be entered into only during an open trading period and must be approved by the Company. The Company requires trading plans to include a waiting period and the trading plans may not be amended during their term. The Named Executive Officer bears full responsibility if he or she violates Company policy by permitting shares to be bought or sold without pre-approval or when trading is restricted.

Executive officers are prohibited from entering into hedging and short sale transactions and are subject to restrictions on pledging Common Stock, as described on page 42.

Contracts and Agreements

Generally, we have no employment contracts with our employees, unless required or customary based on local law or practice. We do not have a contract with Mr. Kent or any of the other Named Executive Officers except for Mr. Reyes, who is based in Mexico where contracts are required.

Clawback Provisions

Most of our compensation plans and programs contain provisions that allow the Company to recapture amounts paid to employees under certain circumstances. The annual Performance Incentive Plan allows the Company to recapture any award from a participant if the amount of the award was based on achieving certain financial results that were later required to be restated due to the participant’s misconduct. In addition, all equity awards since 2004 contain provisions under which employees may be required to forfeit equity awards or profits from equity awards if they engage in certain conduct including, but not limited to, violating Company policies, such as the Code of Business Conduct or competing against the Company. In addition, effective February 16, 2011, the Performance Incentive Plan, The Coca-Cola Company 2008 Stock Option Plan (the “2008 Stock Option Plan”), The Coca-Cola Company 1999 Stock Option Plan (the “1999 Stock Option Plan”), The Coca-Cola Company 1989 Restricted Stock Award Plan (the “1989 Restricted Stock Plan”) and The Coca-Cola Company 1983 Restricted Stock Award Plan (the “1983 Restricted Stock Plan”) were each amended to include a clawback provision with respect to the recapture of awards as may be required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other law or the listing standards of the NYSE. The Coca-Cola Company 2014 Equity Plan, which shareowners are being asked to approve, also contains a clawback provision.

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Change in Control

The Company has change in control provisions in its annual Performance Incentive Plan, its equity compensation plans and some of its retirement plans in which the Named Executive Officers participate. These provisions apply equally to all plan participants. The Board can determine prior to the potential change in control that no change in control will be deemed to have occurred. We have no special change in control agreements or arrangements with any of the Named Executive Officers and we do not provide a tax gross-up for any change in control situation. In 2011, equity plans were amended to provide a “double-trigger” change in control provision for future awards (see page 76).

The change in control provisions were adopted to mitigate the concern that, in the event the Company is considering a change in control transaction, the employees involved in considering the transaction will be motivated to act in their own interests rather than the interests of the shareowners. Thus, the provisions are designed to make any transaction neutral to the employees’ economic interests. Employees likely would not be in a position to influence the Company’s performance after a change in control and might not be in a position to earn their incentive awards or vest in their equity awards. The Company also believes that the change in control provisions in the pension plans provide some security with respect to pension benefits in the event of a change in control. Therefore, the Company believes that the change in control provisions are fair and protect shareowner value.

For a more detailed discussion of change in control arrangements, see Payments on Termination or Change in Control beginning on page 74.

Tax and Accounting Implications of Compensation

The Compensation Committee considers the tax and accounting implications of compensation, but they are not the only factors considered. In some cases, other important considerations outweigh tax or accounting considerations.

Section 162(m) of the Tax Code limits deductibility of certain compensation to $1 million per year for the Chief Executive Officer and the three other executive officers (other than the Chief Financial Officer) who are highest paid and employed at year-end. If certain conditions are met, performance-based compensation may be excluded from this limitation. Stock option gains are tax deductible and the value of most PSUs and performance-based restricted stock and restricted stock units is deductible when income is realized.

Most compensation paid by the Company is designed to be deductible under Section 162(m) of the Tax Code. However, the Compensation Committee may exercise discretion to pay nondeductible compensation if following the requirements of Section 162(m) of the Tax Code would not be in the interests of shareowners. Our shareowner-approved incentive plans, stock option plans and performance-based awards under the 1989 Restricted Stock Plan are designed to permit awards to meet the conditions necessary for deductibility. In 2013, all annual incentive payments to the Named Executive Officers were deducted.

Generally under GAAP, compensation is expensed as earned. Equity compensation is expensed in accordance with FASB Topic 718, which is generally over the vesting period.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Form 10-K.

Maria Elena Lagomasino, Chair
Ronald W. Allen
Helene D. Gayle
Alexis M. Herman
James D. Robinson III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the five independent Directors listed above. No member of the Compensation Committee is a current, or during 2013 was a former, officer or employee of the Company or any of its subsidiaries. During 2013, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2013, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

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COMPENSATION TABLES

The following tables, narrative and footnotes discuss the compensation of the Chairman and Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers during 2013, who are referred to as the Named Executive Officers. Mr. Cahillane left the Company on February 28, 2014. The information included in the tables, narrative and footnotes in this section does not reflect the impact of Mr. Cahillane’s departure from the Company on his compensation. Details of his separation arrangements can be found on page 74.

2013 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)	Total Without Change in Pension Value ($)*
Muhtar Kent	2013	$1,600,000	$6,399,988	$7,113,946	$2,200,000	$2,204,814	$861,912	$20,380,660	$18,175,846
Chairman of	2012	1,550,000	6,239,977	6,854,958	6,000,000	8,851,435	963,816	30,460,186	21,608,751
the Board and Chief Executive Officer	2011	1,350,000	5,600,141	7,454,880	6,000,000	7,953,762	756,790	29,115,573	21,161,811
Gary P. Fayard	2013	844,278	2,250,016	2,500,997	820,000	59,653	109,229	6,584,173	6,524,520
Executive Vice	2012	814,772	1,835,210	2,016,060	1,804,000	1,648,001	104,919	8,222,962	6,574,961
President and Chief Financial Officer	2011	785,280	1,836,575	2,443,110	1,760,000	1,599,292	100,315	8,524,572	6,925,280
Ahmet C. Bozer	2013	681,663	2,199,998	2,445,420	770,000	0	275,133	6,372,214	6,372,214
Executive Vice	2012	622,089	1,649,978	1,812,605	1,263,000	1,170,198	825,249	7,343,119	6,172,921
President and President,	2011	602,550	1,706,602	2,414,280	1,131,000	1,185,505	750,968	7,790,905	6,605,400
Coca-Cola
International
Steven A. Cahillane[1]	2013	815,420	3,828,014	2,689,962	820,000	0	93,865	8,247,261	8,247,261
Former Executive	2012	786,047	1,716,009	1,885,116	1,273,000	367,277	121,635	6,149,084	5,781,807
Vice President and President,	2011	764,063	1,706,602	2,267,340	1,570,000	350,697	231,145	6,889,847	6,539,150
Coca-Cola Americas
José Octavio Reyes[2]	2013	751,701	1,649,998	1,834,064	590,000	669,424	381,872	5,877,059	5,208,010
Vice Chairman,	2012	717,167	1,649,978	1,812,605	1,545,000	3,286,256	551,590	9,562,596	6,277,614
The Coca-Cola	2011	655,060	1,836,575	2,443,110	1,621,000	1,103,392	457,230	8,116,367	7,012,975
Export Corporation

*	In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column (but including the nonqualified deferred compensation earnings reported in that column, if any). The change in pension value is subject to many external variables, such as interest rates, that are not related to Company performance. Therefore, we do not believe a year-over-year change in pension value is helpful in evaluating compensation for comparative purposes and instead, believe shareowners may find the accumulated pension benefits in the 2013 Pension Benefits table on page 71 a more useful calculation of the pension benefits provided to the Named Executive Officers.
1	Mr. Cahillane left the Company on February 28, 2014. For details on his separation arrangements, including the forfeiture of all unvested stock and option awards granted in 2013, see page 74.
2	Compensation for Mr. Reyes, a Mexico based employee, is delivered in Mexican pesos. In calculating the dollar equivalent for items that are not denominated in U.S. dollars, the Company converts each payment into dollars based on an average exchange rate. For purposes of converting the pension value into dollars, the December accounting rate of exchange is used.

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Stock Awards (Column (e))

The amount in the Stock Awards column is the grant date fair value of stock awards determined pursuant to FASB Topic 718. All of the stock awards reported in the Stock Awards column are PSUs, except for Mr. Cahillane, who also received a one-time award of 43,172 time-based restricted stock units in 2013 in connection with the freezing of a supplemental executive pension plan that was assumed as part of the CCE Transaction. Mr. Cahillane forfeited this time-based award in connection with his departure from the Company in February 2014.

PSUs provide an opportunity for employees to receive Common Stock if a performance measure is met for a three-year performance period. If the minimum performance measure is not met, no award is earned. If at least the minimum performance measure is attained, awards can range from 50% to 150% of the target number of shares. The amounts in the table above reflect the value of the PSUs at the target (or 100%) level. The table below provides the potential value of the PSUs at the threshold, target and maximum levels for each of these awards. The status of each annual PSU program is described on page 57 of the Compensation Discussion and Analysis.

	2013-2015 Performance Share Units Granted 02/21/2013			2012-2014 Performance Share Units Granted 02/16/2012			2011-2013 Performance Share Units Granted 02/17/2011
Name	Value at Threshold Level (50%)	Value at Target (100%) (Reported in Column (e) Above)	Value at Maximum Level (150%)	Value at Threshold Level (50%)	Value at Target (100%) (Reported in Column (e) Above)	Value at Maximum Level (150%)	Value at Threshold Level (50%)	Value at Target (100%) (Reported in Column (e) Above)	Value at Maximum Level (150%)
Mr. Kent	$3,199,994	$6,399,988	$9,599,982	$3,119,989	$6,239,977	$9,359,966	$2,800,071	$5,600,141	$8,400,212
Mr. Fayard	1,125,008	2,250,016	3,375,024	917,605	1,835,210	2,752,815	918,288	1,836,575	2,754,863
Mr. Bozer	1,099,999	2,199,998	3,299,997	824,989	1,649,978	2,474,967	853,301	1,706,602	2,559,903
Mr. Cahillane	1,099,999	2,199,998	3,299,997	858,005	1,716,009	2,574,014	853,301	1,706,602	2,559,903
Mr. Reyes	824,999	1,649,998	2,474,997	824,989	1,649,978	2,474,967	918,288	1,836,575	2,754,863

The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 12 to the Company’s consolidated financial statements in the Form 10-K. The PSUs and restricted stock included in column (e) above were granted under the 1989 Restricted Stock Plan, the material provisions of which are described on pages 76 and 82.

To see the value actually received upon vesting of stock by the Named Executive Officers in 2013, refer to the 2013 Option Exercises and Stock Vested table on page 71. Additional information on all outstanding stock awards is reflected in the 2013 Outstanding Equity Awards at Fiscal Year-End table beginning on page 69.

Option Awards (Column (f))

The amounts reported in the Option Awards column represent the grant date fair value of stock option awards granted to each of the Named Executive Officers, calculated in accordance with FASB Topic 718. The amounts reported in 2011 for Mr. Bozer and in 2013 for Mr. Cahillane include a one-time award for having achieved the Company’s share ownership guidelines. The Company’s share ownership guidelines and share retention policy are described beginning on page 60.

The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 12 to the Company’s consolidated financial statements in the Form 10-K. The options included in column (f) above were awarded under the 2008 Stock Option Plan, the material provisions of which are described on pages 76 and 82.

To see the value actually received upon exercise of options by the Named Executive Officers in 2013, refer to the 2013 Option Exercises and Stock Vested table on page 71. Additional information on all outstanding option awards is reflected in the 2013 Outstanding Equity Awards at Fiscal Year-End table beginning on page 69.

Non-Equity Incentive Plan Compensation (Column (g))

The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned by each Named Executive Officer under the Company’s annual Performance Incentive Plan in 2013, 2012 and 2011, as applicable. The Annual Incentive section of the Compensation Discussion and Analysis, which begins on page 53, describes how the 2013 Performance Incentive Plan awards to the Named Executive Officers were determined. The Performance Incentive Plan is also described on pages 75 and 82.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for 2013, 2012 and 2011 are comprised entirely of changes between December 31, 2012 and December 31, 2013, between December 31, 2011 and December 31, 2012 and between December 31, 2010 and December 31, 2011, respectively, in the actuarial present value of the accumulated pension benefits of each of the Named Executive Officers under the applicable pension plan, except for the 2012 and 2013 amounts reported for Mr. Reyes as described below.

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Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service, average annual earnings and the assumptions used to determine the present value, such as the discount rate. The assumptions used by the Company in calculating the change in pension value are described on page 72. For all Named Executive Officers, the change in actuarial present value of accumulated pension benefits for 2013 was significantly less than the change in 2012 primarily due to a higher discount rate assumption for 2013. For Messrs. Bozer and Cahillane, $0 is reported for 2013 because there was a decrease of $56,161 and $57,918, respectively, in the actuarial present value of their pension values for 2013.

The Company cautions that the values reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column are theoretical as those amounts are calculated pursuant to SEC requirements and are based on assumptions used in preparing the Company’s audited financial statements for the applicable fiscal years. The Company’s retirement plans utilize a different method of calculating actuarial present value for the purpose of determining a lump sum payment, if any. The change in pension value from year to year as reported in the table is subject to market volatility and may not represent the value that a Named Executive Officer will actually accrue or receive under the Company’s retirement plans during any given year.

Except for the amount reported in 2012 and 2013 for Mr. Reyes, none of the Named Executive Officers received above-market or preferential earnings (as these terms are defined by the SEC) on their nonqualified deferred compensation accounts. The 2013 amount for Mr. Reyes includes $669,049 in change in pension value and $375 in nonqualified deferred compensation earnings. The 2012 amount for Mr. Reyes includes $3,284,982 in change in pension value and $1,274 in nonqualified deferred compensation earnings. The nonqualified deferred compensation earnings represent the above-market or preferential earnings (as these terms are defined by the SEC) on Mr. Reyes’ balance in The Coca-Cola Export Corporation International Thrift Plan (the “International Thrift Plan”), which was frozen effective December 31, 2011.

The material provisions of the Company’s retirement plans and deferred compensation plans in which the Named Executive Officers participate are described beginning on page 80.

All Other Compensation (Column (i))

The amounts reported in the All Other Compensation column reflect, for each Named Executive Officer, the sum of (i) the incremental cost to the Company of all perquisites and other personal benefits, (ii) the amount of any tax reimbursements, (iii) the amounts contributed by the Company to applicable Company 401(k) and savings plans and (iv) the dollar value of life insurance premiums paid by the Company. Amounts contributed to Company 401(k) and savings plans are calculated on the same basis for all participants in the relevant plan, including the Named Executive Officers. The material provisions of the Company 401(k) and savings plans in which the Named Executive Officers participate are described beginning on page 81.

The following table outlines those perquisites and other personal benefits and additional all other compensation required by SEC rules to be separately quantified. A dash indicates that the Named Executive Officer received the perquisite or personal benefit but the amount was not required to be disclosed under SEC rules. The narrative following the table describes all categories of perquisites and other personal benefits provided by the Company in 2013.

		Perquisites and Other Personal Benefits						Additional All Other Compensation
Name	Year	Aircraft Usage	Car and Driver	Security	International Service Program Benefits	Financial and Tax Planning	Other	Tax Reimbursement	Company Contributions to Company 401(k) and Savings Plans	Life Insurance Premiums
Mr. Kent	2013	$239,924	$176,013	$135,788	N/A	$—	$—	$27,951	$266,000	$1,692
	2012	292,676	196,755	144,183	N/A	—	—	48,350	264,250	1,682
	2011	122,917	192,224	132,134	N/A	—	0	59,078	235,500	1,937
Mr. Fayard	2013	0	0	0	N/A	—	—	3,303	92,690	1,692
	2012	—	0	0	N/A	—	—	0	90,117	1,682
	2011	—	0	0	N/A	—	—	2,445	83,468	1,937
Mr. Bozer	2013	—	—	116,030	$76,901	—	—	0	68,063	648
	2012	0	91,135	226,279	434,295	—	—	0	61,358	816
	2011	0	92,493	211,709	387,008	0	—	6	58,277	918
Mr. Cahillane	2013	0	0	0	N/A	—	—	1,029	73,095	1,497
	2012	0	0	0	N/A	—	27,911	804	80,400	2,520
	2011	—	0	0	N/A	0	136,685	3,961	88,119	2,280
Mr. Reyes	2013	0	204,946	115,978	N/A	—	—	0	18,131	29,990
	2012	—	364,777	125,759	N/A	—	—	0	17,719	29,003
	2011	0	280,165	118,992	N/A	—	—	0	20,706	24,279

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Aircraft Usage

The Company owns and operates business aircraft to allow employees to safely and efficiently travel for business purposes around the world. Given the Company’s significant global presence, we believe it is a business imperative for senior leaders to be on the ground at our global operations. The Company-owned aircraft allow employees to be far more productive than if commercial flights were utilized, as the aircraft provide a confidential and highly productive environment in which to conduct business without the schedule constraints imposed by commercial airline service.

The Company aircraft are made available to the Named Executive Officers for their personal use in the following situations:

Mr. Kent is required by the Board to use the Company aircraft for all travel, both business and personal. This is required for security purposes due to the high profile and global nature of our business and our highly symbolic and well-recognized brands, as well as to ensure that he can be immediately available to respond to business priorities from any location around the world. This arrangement also allows travel time to be used productively for the Company. Mr. Kent and his immediate family traveling with him use the Company aircraft for a reasonable number of personal trips. Personal use of Company aircraft results in imputed taxable income. Mr. Kent is not provided a tax reimbursement for personal use of aircraft.

No other Named Executive Officer uses Company aircraft for personal purposes except in extraordinary circumstances. Company aircraft was not used solely for personal purposes by the other Named Executive Officers in 2013.

Infrequently, spouses and guests of Named Executive Officers ride along on the Company aircraft when the aircraft is already going to a specific destination for a business purpose. This use has minimal cost to the Company and, where applicable, a nominal amount is included in the All Other Compensation table above. Income is imputed to the Named Executive Officer for income tax purposes, but no tax reimbursement is provided since such persons are not traveling for a business purpose.

In determining the incremental cost to the Company of the personal use of Company aircraft, the Company calculates, for each aircraft, the direct variable operating cost on an hourly basis, including all costs that may vary by the hours flown. Items included in calculating this cost are as follows:

aircraft fuel and oil;

travel, lodging and other expenses for crew;

prorated amount of repairs and maintenance;

prorated amount of rental fee on airplane hangar;

catering;

logistics (landing fees, permits, etc.);

telecommunication expenses and other supplies; and

the amount, if any, of disallowed tax deductions associated with such use.

When the aircraft is already flying to a destination for business purposes, only the direct variable costs associated with the additional passenger (for example, catering) are included in determining the aggregate incremental cost to the Company. While it happens very rarely, if an aircraft flies empty before picking up or after dropping off a passenger flying for personal reasons, this “deadhead” segment would be included in the incremental cost.

Car and Driver

Mr. Kent is provided with a car and driver in the U.S. both for security purposes and to maximize his efficiency during business hours. When not being utilized by Mr. Kent, the car and driver are used for other Company business. However, the Company has included the entire cost of the car and driver, including all salary, benefits and related employment costs. A car and driver are made available to Messrs. Kent and Bozer in Turkey for security purposes. Mr. Reyes and his spouse are each provided with a specially equipped car and driver for security purposes in Mexico City. No other Named Executive Officer is provided with a car or driver.

Security

The Company provides a security program for Mr. Kent. This includes monitoring equipment at his homes and Company-paid security personnel. Mr. Bozer, who was based in Turkey prior to 2013, is provided with security at his residence in Turkey. Mr. Reyes, based in Mexico City, is provided with security at his residence as well as monitoring of his and his spouse’s cars. No other Named Executive Officer is provided with Company-paid security, except where necessary when traveling overseas.

International Service Program Benefits

The Company provides benefits to globally mobile associates under various international service programs, the material provisions of which are described on page 83. These programs are designed to relocate and support employees who are sent on an assignment outside of their home country. The purpose of the programs is to make sure that when the Company requests that an employee move outside his or her home country, economic considerations do not play a role. This helps the Company quickly meet its business needs around the world and develop its employees.

Prior to January 1, 2013, Mr. Bozer participated in an international service program because he was a U.S. citizen based in Turkey. Currently, Mr. Bozer is based in the U.S. and therefore no longer participates in this program. However, certain benefits and payments related to his prior assignments and his relocation to the U.S. were paid in 2013 and may be paid in future years.

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The costs to the Company were as follows:

Name	Year	Relocation	Home Leave	Host Country Allowance	Tax Equalization	Other Program Allowances
Mr. Bozer	2013	$26,202	$0	$0	$49,866	$833
	2012	0	23,484	102,839	283,967	24,005
	2011	0	23,544	120,539	219,684	23,241

Financial and Tax Planning

The Company provides a taxable reimbursement to the Named Executive Officers for financial planning services, which may include tax preparation and estate planning services. No tax reimbursements are provided to the Named Executive Officers for this benefit.

Other Perquisites

Certain additional limited perquisites are made available to executives, including the Named Executive Officers. The Company makes available executive physicals to all Named Executive Officers. In Mexico, Mr. Reyes is eligible for supplemental medical coverage.

For Mr. Cahillane, the amounts reported in 2011 and 2012 are tax equalization payments related to his international service while employed by CCE prior to the CCE Transaction. These payments relate to trailing tax liabilities in the United Kingdom on former CCE equity awards.

Additional All Other Compensation

Tax Reimbursement

The amounts reported in the table on page 65 represent tax reimbursements paid to certain Named Executive Officers. All amounts for 2013 are related to business use of the Company aircraft. No Named Executive Officer is provided a tax reimbursement for personal use of aircraft, but Named Executive Officers are provided a tax reimbursement for taxes incurred when a spouse travels for business purposes. These taxes are incurred because of the Internal Revenue Service’s extremely limited rules concerning business travel by spouses. It is sometimes necessary for spouses to accompany Named Executive Officers to business functions. In contrast to personal use, the Company does not believe an employee should pay personally when travel is required or important for business purposes.

To calculate taxable income, the Standard Industry Fare Level rates set by the Internal Revenue Service are used. Where a tax reimbursement is authorized, it is calculated using the highest marginal federal tax rate, applicable state rate and Medicare rates. The rate used to calculate taxable income has no relationship to the incremental cost to the Company associated with the use of the aircraft.

Company Contributions to Company 401(k) and Savings Plans

The Company makes matching contributions to each Named Executive Officer’s account under the applicable Company 401(k) or savings plan on the same terms and using the same formulas as other participating employees. In 2013, Messrs. Kent, Fayard, Bozer and Cahillane participated in The Coca-Cola Company 401(k) Plan (the “401(k) Plan”) and The Coca-Cola Company Supplemental 401(k) Plan (the “Supplemental 401(k) Plan”). Mr. Reyes participated in the thrift plan component of the Coca-Cola Mexico Pension Plan (the “Mexico Plan”) in 2013.

The amounts reported in the table on page 65 represent the following contributions in 2013:

Mr. Kent - $8,925 to the 401(k) Plan and $257,075 to the Supplemental 401(k) Plan;

Mr. Fayard - $8,925 to the 401(k) Plan and $83,765 to the Supplemental 401(k) Plan;

Mr. Bozer - $8,925 to the 401(k) Plan and $59,138 to the Supplemental 401(k) Plan;

Mr. Cahillane - $8,925 to the 401(k) Plan and $64,170 to the Supplemental 401(k) Plan; and

Mr. Reyes - $2,412 to a savings fund and $15,719 to the defined contribution component of the Mexico Plan.

Life Insurance Premiums

The Company provides limited life insurance to U.S. based employees, including the U.S. based Named Executive Officers, and International Service Associates. In 2013, for employees of the Company and non-union employees of CCR, this coverage was equal to the lesser of 1.5 times pay or $2 million. The Company provides life insurance to Mexico based employees equal to 30 months of base salary. The amounts reported in the table on page 65 represent the premiums paid for this insurance by the Company.

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2013 Grants of Plan Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards:	Exercise
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	Number of Shares or Stock Units (#) (i)	Number of Securities Underlying Options (#) (j)	or Base Price of Option Awards ($/Sh) (k)	Closing Price on Grant Date	Grant Date Fair Value of Stock and Option Awards (l)
Muhtar	02/21/2013	$0	$3,200,000	$9,600,000
Kent	02/21/2013				97,949	195,898	293,847					$6,399,988
	02/21/2013								1,912,351	$37.61	$37.71	7,113,946
Gary P.	02/21/2013	0	1,064,345	3,193,035
Fayard	02/21/2013				34,436	68,871	103,307					2,250,016
	02/21/2013								672,311	37.61	37.71	2,500,997
Ahmet C.	02/21/2013	0	1,050,000	3,150,000
Bozer	02/21/2013				33,670	67,340	101,010					2,199,998
	02/21/2013								657,371	37.61	37.71	2,445,420
Steven A.	02/21/2013	0	1,237,500	3,712,500
Cahillane	02/21/2013				33,670	67,340	101,010					2,199,998
	02/21/2013								723,108	37.61	37.71	2,689,962
	02/21/2013							43,172				1,628,016
José	02/21/2013	0	842,283	2,526,848
Octavio	02/21/2013				25,253	50,505	75,758					1,649,998
Reyes	02/21/2013								493,028	37.61	37.71	1,834,064

Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Annual Incentive) (Columns (c), (d) and (e))

The amounts relate to the possible awards under the annual Performance Incentive Plan as described beginning on page 54. See page 54 for details of the cap applicable to the 2013 annual incentive award. Actual payments under these awards were determined in February 2014, will be paid in March 2014 and are included in the Non-Equity Incentive Plan Compensation column (column (g)) of the 2013 Summary Compensation Table.

Estimated Future Payouts Under Equity Incentive Plan Awards (PSUs) (Columns (f), (g) and (h))

The awards represent PSUs granted in February 2013 under the 1989 Restricted Stock Plan. The performance period for the awards is January 1, 2013 to December 31, 2015. The awards are subject to an additional holding period through February 2017. The grant date fair value is included in the Stock Awards column (column (e)) of the 2013 Summary Compensation Table. For additional details of the PSU awards granted in 2013, see the discussion beginning on page 56.

All Other Stock Awards: Number of Shares or Stock Units (Column (i))

In February 2013, Mr. Cahillane received a one-time award of 43,172 time-based restricted stock units in connection with the freezing of a supplemental executive pension plan that was assumed as part of the CCE Transaction. Mr. Cahillane forfeited this time-based award in connection with his departure from the Company on February 28, 2014.

All Other Option Awards (Stock Options) (Columns (j) and (k))

The awards represent stock options granted in February 2013 under the 2008 Stock Option Plan. These options have a term of ten years from the grant date and vest 25% on the first, second, third and fourth anniversaries of the grant date. The exercise price of stock options is the average of the high and low price of the Common Stock on the grant date.

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2013 Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)*	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)*
Muhtar Kent	160,000	[1]			$21.71500	05/01/2015	305,100	[22]	$12,603,681	300,228	[23]	$12,402,419
	300,000	[2]			20.59250	12/13/2015
	689,656	[3]			23.92000	02/14/2017
	731,706	[4]			29.07250	02/20/2018
	1,265,822	[5]			25.26500	07/16/2018
	578,704	[6]			29.05475	07/16/2018
	2,334,000	[7]			21.60000	02/18/2019
	908,550	[8]	302,850	[8]	27.76750	02/17/2020
	801,600	[9]	801,600	[9]	31.99750	02/16/2021
	452,174	[10]	1,356,522	[10]	34.35250	02/15/2022
			1,912,351	[11]	37.61000	02/20/2023
Gary P. Fayard	62,500	[12]			26.70313	10/20/2014	138,400	[24]	5,717,304	99,555	[25]	4,112,617
	100,000	[13]			27.17188	02/15/2015
	166,000	[14]			28.92188	10/17/2015
	600,000	[15]			24.10500	05/29/2016
	350,000	[16]			22.32750	12/17/2017
	250,000	[17]			20.63500	12/15/2014
	360,000	[2]			20.59250	12/13/2015
	510,344	[3]			23.92000	02/14/2017
	451,218	[4]			29.07250	02/20/2018
	728,290	[7]			21.60000	02/18/2019
	371,700	[8]	123,900	[8]	27.76750	02/17/2020
	262,700	[9]	262,700	[9]	31.99750	02/16/2021
	132,986	[10]	398,956	[10]	34.35250	02/15/2022
			672,311	[11]	37.61000	02/20/2023
Ahmet C.	75,660	[14]			28.92188	10/17/2015	98,400	[26]	4,064,904	94,927	[27]	3,921,434
Bozer	139,034	[3]			23.92000	02/14/2017
	450,730	[4]			29.07250	02/20/2018
	436,976	[7]			21.60000	02/18/2019
	253,760	[8]	97,600	[8]	27.76750	02/17/2020
	259,600	[9]	259,600	[9]	31.99750	02/16/2021
	119,566	[10]	358,694	[10]	34.35250	02/15/2022
			657,371	[11]	37.61000	02/20/2023
Steven A.	242,050	[18]			22.86000	10/01/2017	0	[28]	0	196,403	[29]	8,113,408
Cahillane	48,624	[19]			23.99500	10/31/2017
	89,218	[20]			9.13000	10/30/2018
	139,098	[21]			17.76500	11/04/2019
	243,800	[9]	243,800	[9]	31.99750	02/16/2021
	124,348	[10]	373,044	[10]	34.35250	02/15/2022
			723,108	[11]	37.61000	02/20/2023

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	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)*	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)*
José	70,000	[13]			$27.17188	02/15/2015	110,100	[30]	$ 4,548,231	78,092	[31]	$3,225,981
Octavio	100,000	[14]			28.92188	10/17/2015
Reyes	180,000	[15]			24.10500	05/29/2016
	115,626	[16]			22.32750	12/17/2017
	320,000	[2]			20.59250	12/13/2015
	546,206	[3]			23.92000	02/14/2017
	402,438	[4]			29.07250	02/20/2018
	840,336	[7]			21.60000	02/18/2019
	386,400	[8]	128,800	[8]	27.76750	02/17/2020
	262,700	[9]	262,700	[9]	31.99750	02/16/2021
	119,566	[10]	358,694	[10]	34.35250	02/15/2022
			493,028	[11]	37.61000	02/20/2023

*	Market value in columns (h) and (j) was determined by multiplying the number of shares of stock or units, as applicable, by $41.31, the closing price of Common Stock on December 31, 2013.
1	These options were granted on May 2, 2005. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
2	These options were granted on December 14, 2005. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
3	These options were granted on February 15, 2007. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
4	These options were granted on February 21, 2008. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
5	These options were granted on July 17, 2008. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
6	These options were granted on July 17, 2008. The options vested 100% on the fourth anniversary of the grant date.
7	These options were granted on February 19, 2009. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
8	These options were granted on February 18, 2010. The options vest 25% on the first, second, third and fourth anniversaries of the grant date.
9	These options were granted on February 17, 2011. The options vest 25% on the first, second, third and fourth anniversaries of the grant date.
10	These options were granted on February 16, 2012. The options vest 25% on the first, second, third and fourth anniversaries of the grant date.
11	These options were granted on February 21, 2013. The options vest 25% on the first, second, third and fourth anniversaries of the grant date.
12	These options were granted on October 21, 1999. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
13	These options were granted on February 16, 2000. The options vested 100% on the third anniversary of the grant date.
14	These options were granted on October 18, 2000. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
15	These options were granted on May 30, 2001. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
16	These options were granted on December 18, 2002. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
17	These options were granted on December 16, 2004. The options vested 25% on the first, second, third and fourth anniversaries of the grant date.
18	These options were granted on October 1, 2007. The options vested 33 1/3% on the first, second and third anniversaries of the grant date.
19	These options were granted on October 31, 2007. The options vested 33 1/3% on the first, second and third anniversaries of the grant date.
20	These options were granted on October 30, 2008. The options vested 33 1/3% on the first, second and third anniversaries of the grant date.
21	These options were granted on November 4, 2009. The options vested 33 1/3% on the first, second and third anniversaries of the grant date.
22	Reflects 305,100 restricted stock units issued upon satisfaction of the performance measure under the 2010-2012 PSU program. No amounts are included with respect to the 2011-2013 PSU program because the threshold performance measure was not met.
23	Reflects 104,330 PSUs for the 2012-2014 PSU program at the threshold award level and 195,898 PSUs for the 2013-2015 PSU program at the target award level.
24	Reflects 28,000 shares of restricted stock that would vest on Mr. Fayard’s retirement but no earlier than age 62 and 110,400 restricted stock units issued upon satisfaction of the performance measure under the 2010-2012 PSU program. No amounts are included with respect to the 2011-2013 PSU program because the threshold performance measure was not met.
25	Reflects 30,684 PSUs for the 2012-2014 PSU program at the threshold award level and 68,871 PSUs for the 2013-2015 PSU program at the target award level.
26	Reflects 98,400 restricted stock units issued upon satisfaction of the performance measure under the 2010-2012 PSU program. No amounts are included with respect to the 2011-2013 PSU program because the threshold performance measure was not met.
27	Reflects 27,587 PSUs for the 2012-2014 PSU program at the threshold award level and 67,340 PSUs for the 2013-2015 PSU program at the target award level.
28	No amounts are included with respect to the 2011-2013 PSU program because the threshold performance measure was not met.
29	Reflects 28,691 PSUs for the 2012-2014 PSU program at the threshold award level, 67,340 PSUs for the 2013-2015 PSU program at the target award level, 57,200 shares of performance-based restricted stock units which would vest in February 2015 if the performance measure is met and 43,172 shares of restricted stock units which would vest 50% on the third and fourth anniversaries of the grant date.
30	Reflects 110,100 restricted stock units issued upon satisfaction of the performance measure under the 2010-2012 PSU program. No amounts are included with respect to the 2011-2013 PSU program because the threshold performance measure was not met.
31	Reflects 27,587 PSUs for the 2012-2014 PSU program at the threshold award level and 50,505 PSUs for the 2013-2015 PSU program at the target award level.

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2013 Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Muhtar Kent	0	$0	0	$0
Gary P. Fayard	224,000	3,606,400	0	0
Ahmet C. Bozer	0	0	0	0
Steven A. Cahillane	0	0	114,896	4,841,143
José Octavio Reyes	611,500	10,490,989	0	0

Option Awards (Columns (b) and (c))

The following table provides details of the stock options exercised in 2013, which were all pursuant to trading plans established under Rule 10b5-1 of the 1934 Act.

				Value
				Realized on
Name	Grant Date	Options Exercised	Exercise Date	Exercise
Mr. Fayard	12/18/2003	224,000	04/09/2013	$3,606,400
Mr. Reyes	10/21/1999	67,500	03/20/2013	863,789
	12/18/2003	224,000	03/20/2013	3,270,400
	12/16/2004	320,000	03/26/2013	6,356,800

Stock Awards (Columns (d) and (e))

The following table provides details of the stock award vested and value realized in 2013.

Name	Grant Date	Release Date	Number of Shares	Stock Price on Release Date[1]	Value Realized on Release	Description
Mr. Cahillane	11/04/2009	04/30/2013	114,896	$42.135	$4,841,143	Shares underlying the PSUs granted under a CCE equity plan assumed as part of the CCE Transaction

1	Represents the average of the high and low prices of Common Stock on the applicable release date.

2013 Pension Benefits

		Number of Years		Present Value of	Payments During
		Credited Service		Accumulated	Last Fiscal Year
Name	Plan Name	(#)		Benefit ($)	($)
(a)	(b)	(c)		(d)	(e)
Muhtar Kent	TCCC Pension Plan	25.9		$1,090,732	$0
	TCCC Supplemental Pension Plan	—	[1]	32,469,794	0
Gary P. Fayard	TCCC Pension Plan	19.8		858,136	0
	TCCC Supplemental Pension Plan	—	[1]	8,262,518	0
Ahmet C. Bozer	TCCC Pension Plan	23.8		655,238	0
	TCCC Supplemental Pension Plan	—	[1]	4,029,246	0
Steven A. Cahillane	TCCC Pension Plan	6.3		74,016	0
	CCR Supplemental Pension Plan	2.0		160,941	0
	CCR Executive Pension Plan	4.3		649,938	0
José Octavio Reyes	Mexico Plan	21.6	[2]	6,455,451	0
	Overseas Plan	12.5	[2]	5,791,739	0

1	For each person, the same years of service apply to both the TCCC Pension Plan and the TCCC Supplemental Pension Plan, which work in tandem.
2	Mr. Reyes has 33.3 years of total service with the Company and its affiliates. There are 0.8 years of credited service that overlap between the Mexico Plan and the Overseas Plan. Mr. Reyes’ Overseas Plan benefit is offset by the value of the Mexico Plan benefit earned during this period of overlapping service. Mr. Reyes’ benefit under the Overseas Plan will increase only as a result of changes in compensation.

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The Company provides retirement benefits from various plans to its employees, including the Named Executive Officers. Due to the Company’s global operations, it maintains different plans to address different market conditions, various legal and tax requirements and different groups of employees.

In 2013, Messrs. Kent, Fayard, Bozer and Cahillane participated in The Coca-Cola Company Pension Plan (the “TCCC Pension Plan”). In 2013, Messrs. Kent, Fayard and Bozer also participated in The Coca-Cola Company Supplemental Pension Plan (the “TCCC Supplemental Pension Plan”) and Mr. Cahillane also participated in the Coca-Cola Refreshments Supplemental Pension Plan (the “CCR Supplemental Pension Plan”). In addition, Mr. Cahillane previously participated in the Coca-Cola Refreshments Executive Pension Plan (“CCR Executive Pension Plan”) which was frozen as of December 31, 2011. In 2013, Mr. Reyes participated in the Mexico Plan and The Coca-Cola Export Corporation Overseas Retirement Plan (the “Overseas Plan”). Additional details of these plans are described beginning on page 80.

The table above reflects the present value of benefits accrued by each of the Named Executive Officers from the applicable plans. As a result of the Tax Code limitations on the amount of compensation that may be considered under the TCCC Pension Plan, a portion of the benefit that would be payable under these plans without those limitations is paid from the TCCC Supplemental Pension Plan or the CCR Supplemental Pension Plan, as applicable.

Compensation used for determining pension benefits under the TCCC Pension Plan, the TCCC Supplemental Pension Plan, the CCR Supplemental Pension Plan, the CCR Executive Pension Plan and the Overseas Plan generally includes only salary and short-term cash incentives. The amounts reflected for each plan represent the present value of the maximum benefit payable under the applicable plan. In some cases, the payments may be reduced for early retirement or by benefits paid by other Company-sponsored retirement plans, statutory payments or Social Security.

Under the Mexico Plan, compensation used for determining pension benefits generally includes salary, annual incentive, savings fund and other payments made in accordance with Mexican law and customary business practice.

The Company generally does not grant additional years of benefit service and no Named Executive Officer has been credited with additional years of benefit service.

The discount rate assumptions used by the Company in calculating the present value of accumulated benefits vary by plan as follows: TCCC Pension Plan and TCCC Supplemental Pension Plan - 4.9%, CCR Supplemental Pension Plan and CCR Executive Pension Plan - 4.9%, Overseas Plan - 4.25% and Mexico Plan - 8.15%. Additional assumptions used by the Company in calculating the present value of accumulated benefits are incorporated herein by reference to Note 13 to the Company’s consolidated financial statements in the Form 10-K. The calculations assume that the Named Executive Officer continues to live at least until the earliest age at which an unreduced benefit is payable.

The Company’s retirement plans utilize a different method of calculating actuarial present value for the purpose of determining a lump sum payment, if any. The traditional pension benefit under the TCCC Supplemental Pension Plan is paid in the form of an annuity if the employee has reached at least age 55 with 10 years of service at the time of his or her separation from the Company. Therefore, Messrs. Kent and Fayard will be required to take the traditional pension benefit portion of their Supplemental Pension Plan benefit in the form of an annuity.

The Company cautions that the values reported in the Present Value of Accumulated Benefit column are theoretical and are calculated pursuant to SEC requirements. The change in pension value from year to year is subject to market volatility and may not represent the value that a Named Executive Officer will actually accrue or receive under the Company’s retirement plans during any given year.

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2013 Nonqualified Deferred Compensation

The following table provides information on the Named Executive Officers’ participation in the Deferred Compensation Plan, the Supplemental 401(k) Plan, the International Thrift Plan and the Coca-Cola Refreshments Supplemental Matched Employee Savings and Investment Plan (the “CCR Supplemental MESIP”), as applicable. These plans either allow eligible employees to defer part of their salary and annual incentive on a voluntary basis and/or make employees whole when the Company matching contribution is limited under the tax-qualified plan. The Company matching contribution under the Supplemental 401(k) Plan was provided at the same rate as the match in the 401(k) Plan. The Company does not match any additional voluntary deferrals.

Additional details of the Deferred Compensation Plan, the Supplemental 401(k) Plan, the International Thrift Plan and the CCR Supplemental MESIP are described beginning on page 81.

			Registrant	Aggregate	Aggregate	Aggregate
		Executive	Contributions	Earnings	Withdrawals/	Balance at Last
		Contributions	in Last FY	in Last FY	Distributions	FYE
Name		in Last FY ($)	($)	($)	($)	($)
(a)	Plan	(b)	(c)	(d)	(e)	(f)
Muhtar Kent	Deferred Compensation Plan	N/A	N/A	N/A	N/A	N/A
	Supplemental 401(k) Plan	N/A	$257,075	$287,632	$0	$2,095,020
Gary P. Fayard	Deferred Compensation Plan	$0	0	255,424	0	2,445,411
	Supplemental 401(k) Plan	N/A	83,765	188,406	0	1,329,110
Ahmet C. Bozer	Supplemental 401(k) Plan	N/A	59,138	90,375	0	648,739
Steven A. Cahillane	Deferred Compensation Plan	N/A	N/A	N/A	N/A	N/A
	Supplemental 401(k) Plan	N/A	64,170	16,710	0	156,367
	CCR Supplemental MESIP	0	0	683,120	0	3,753,904
José Octavio Reyes	International Thrift Plan	N/A	0	2,777	0	64,068

Executive Contributions in Last Fiscal Year (Column (b))

None of the Named Executive Officers contributed to a nonqualified deferred compensation plan in 2013.

Registrant Contributions in Last Fiscal Year (Column (c))

All Company matching contributions shown are included in the “All Other Compensation” column of the 2013 Summary Compensation Table.

Aggregate Earnings in Last Fiscal Year (Column (d))

The earnings reflected in column (d) represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. The Deferred Compensation Plan, the Supplemental 401(k) Plan and the CCR Supplemental MESIP do not guarantee a return on deferred amounts. For these plans, no amounts included in column (d) are reported in the 2013 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.

The amount included in column (d) for Mr. Reyes represents the earnings on his balance in the International Thrift Plan, which was frozen effective December 31, 2011. Beginning January 1, 2012, the International Thrift Plan provides a guaranteed interest credit at a rate tied to an inflationary index. The above-market or preferential earnings (as these terms are defined by the SEC) on Mr. Reyes’ balance in the International Thrift Plan of $375 is included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the 2013 Summary Compensation Table.

Aggregate Balance at Last Fiscal Year End (Column (f))

The amounts reflected in column (f), with the exception of amounts reflected in columns (b), (c) and (d), if any, have been reported in prior Company proxy statements.

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PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

General

Most of the Company’s plans and programs contain specific provisions detailing how payments are treated upon termination or change in control. The specific termination and change in control provisions under these plans, which are described below, apply to all participants in each plan. The termination scenarios described in this section include voluntary separation, involuntary separation, disability and death. For more information on the plans described below, see the Summary of Plans beginning on page 80.

Departure of Steven A. Cahillane

Effective February 28, 2014, Mr. Cahillane left the Company. The terms of his separation were governed by a Separation Agreement and Full and Complete Release and Agreement on Competition, Trade Secrets and Confidentiality entered into as of January 21, 2014 between the Company and Mr. Cahillane (the “Cahillane Agreements”). Pursuant to the Cahillane Agreements, Mr. Cahillane received salary and benefits through February 28, 2014, severance benefits under the terms of the Coca-Cola Refreshments Severance Pay Plan for Exempt Employees (the “CCR Severance Plan”) equal to two times his base salary, an annual incentive for 2013 under the Performance Incentive Plan (which is reported in the 2013 Summary Compensation Table on page 63), and an ex gratia payment of $500,000. In accordance with the terms of the Company’s equity plans, Mr. Cahillane forfeited unvested equity awards, except that the continued employment requirement of Mr. Cahillane’s October 2010 grant of performance-based restricted share units was waived, which means that any shares earned with respect to this award would be released in February 2015, the original release date, if the applicable performance criteria are met through the original performance period. Mr. Cahillane retained his vested equity awards which will be governed by the standard terms of each award (see the 2013 Outstanding Equity Awards at Fiscal Year End Table beginning on page 69). Mr. Cahillane’s retirement benefits will consist of those benefits accrued and vested under the standard terms and conditions of the plans in which he participated (see the 2013 Pension Benefits Table beginning on page 71).

In accordance with the SEC’s rules, the remainder of this section assumes that Mr. Cahillane’s employment was terminated or a change in control of the Company occurred as of December 31, 2013 and does not take into account the terms of the Cahillane Agreements described above.

Change in Control

The change in control provisions in the various Company plans are designed so that employees are neither harmed nor given a windfall in the event of a change in control. The change in control provisions under these plans generally provide for accelerated vesting, and do not provide for extra payments. The Company does not have individual change in control agreements and no tax gross-up is provided for any taxes incurred as a result of a change in control payment.

The Board can determine prior to the potential change in control that no change in control will be deemed to have occurred. Generally, the Company’s plans provide that a change in control is deemed to have occurred upon:

(i)	any person acquiring beneficial ownership, directly or indirectly, of securities representing 20% or more of the combined voting power for election of Directors of the Company;

(ii)	during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors, unless the election or nomination for election of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the period;

(iii)	the shareowners approve any merger or consolidation resulting in the Common Stock being changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company), any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earning power of the Company and such merger, consolidation, liquidation or sale is completed; or

(iv)	the shareowners approve any merger or consolidation to which the Company is a party as a result of which the persons who were shareowners of the Company immediately prior to the effective date of the merger or consolidation beneficially own less than 50% of the combined voting power for election of Directors of the surviving corporation following the effective date of such merger or consolidation, and such merger or consolidation is completed.

Severance Plans

The Named Executive Officers other than Messrs. Cahillane and Reyes participate in The Coca-Cola Company Severance Pay Plan (the “TCCC Severance Plan”). Mr. Cahillane participated in the CCR Severance Plan. The separation arrangements for Mr. Reyes, who is retiring effective March 31, 2014, are determined by Mexican law and the terms of his employment agreement.

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Termination, Death, Disability

Generally, benefits are payable under the TCCC Severance Plan and the CCR Severance Plan when an employee is terminated involuntarily due to specific circumstances such as an internal reorganization or position elimination. The maximum cash severance benefit under these plans is two years of base pay, payable as a lump sum.

For Mr. Reyes, Mexican law requires certain specific payments in the event his employment is involuntarily terminated without cause or in connection with a position elimination.

Change in Control

There are no separate change in control provisions included in the TCCC Severance Plan or the CCR Severance Plan. For Mr. Reyes, any required payments would be governed by Mexican law.

Annual Incentive Plan

All of the Named Executive Officers participated in the annual Performance Incentive Plan in 2013.

Termination, Death, Disability

Generally, participants employed on December 31 are eligible to receive a cash incentive for the year, regardless of whether employment continues through the payment date. If an employee retires, dies or moves to a related company, he or she generally receives a prorated incentive based on actual business performance and the portion of the year actually worked.

Change in Control

Upon a change in control, employees receive the target amount of the incentive after the end of the performance year. This amount is prorated if the employee leaves during the year.

Deferred Compensation Plans

Messrs. Kent, Fayard, and Cahillane were eligible to participate in the Deferred Compensation Plan in 2013. Messrs. Bozer and Reyes were not eligible to participate in the Deferred Compensation Plan in 2013. Mr. Cahillane previously participated in the CCR Supplemental MESIP.

Termination, Death, Disability

Under the Deferred Compensation Plan, employees who terminate employment after age 50 with five years of service receive payments based on elections made at the time they elected to defer compensation. Other employees receive a lump sum at termination. Under the CCR Supplemental MESIP, employees who terminate employment receive payments based on their prior election, in the form of a lump sum or installment payments. Individuals who are designated as “specified employees” under Section 409A of the Tax Code may not receive payments for at least six months following termination of employment to the extent the amounts were deferred after January 1, 2005. There are no enhanced benefits payable under the Deferred Compensation Plan or the CCR Supplemental MESIP upon a participant’s death or disability.

Change in Control

Upon a change in control, any Company discretionary contributions to the Deferred Compensation Plan vest. None of the Named Executive Officers has received a Company discretionary contribution. There are no separate change in control provisions in the CCR Supplemental MESIP.

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Equity Plans

All of the Named Executive Officers participated in the Company’s equity plans in 2013. In addition, Mr. Cahillane holds equity awards granted under CCE’s equity plans that were assumed by the Company as part of the CCE Transaction. These are referred to as legacy CCE awards.

Termination

The treatment of equity upon termination of employment depends on the reason for the termination and the employee’s age and length of service at termination. The chart below details the termination provisions of the various equity plans.

Award Type	Separation Prior to Meeting Age/Service Requirement[1]	Separation After Meeting Age/Service Requirement[1]
Stock Options	Employees have six months to exercise vested options. Unvested options are forfeited.	All options held at least 12 months vest. Employees have the full remaining term to exercise the options.
Restricted Stock/ Restricted Stock Units	Shares are forfeited unless held until the time specified in the grant and performance measures, if any, are met.	Shares are forfeited unless held until the time specified in the grant and performance measures, if any, are met. Some grants vest upon meeting age and service requirements.
2010-2012 PSUs 2011-2013 PSUs 2012-2014 PSUs 2013-2015 PSUs	All PSUs are forfeited if separation occurs prior to satisfaction of performance measures and holding requirements.	For grants held at least 12 months, the employee receives the same number of earned shares as active employees after the results are certified.

1	The age and service requirement is generally age 60 with at least ten years of service. In 2012, the Compensation Committee approved a special equity program for employees who are at least age 50 with at least ten years of service and are involuntarily terminated. This program provides (a) that outstanding stock options held at least 12 months will not be forfeited and continue to vest accordingly to the original vesting schedule and (b) outstanding PSUs held at least 12 months will not be forfeited and a prorated amount will be released after the results are certified. Executive officers are not eligible for this program without specific approval by the Compensation Committee. No Named Executive Officer has been made eligible for the program. Equity plans and award agreements were amended in February 2013 to apply these provisions to grants beginning in 2013 for all eligible employees.

For legacy CCE awards held by Mr. Cahillane, he would have 24 months from the date of termination of employment to exercise vested options.

Death

If an employee dies, all options from all option plans vest if the options have been accepted. For options granted prior to 2007, the employee’s estate has 12 months from the date of death to exercise the options. For options granted in and after 2007, the employee’s estate has five years from the date of death to exercise the options. Restricted stock and restricted stock units vest and are released to the employee’s estate. Prior to 2013, for PSUs in the performance period, the performance period is shortened and the performance is calculated. The employee’s estate receives a cash payment based on the performance results for the shortened period. Beginning with PSUs granted in 2013, if death occurs during the performance period, the employee’s estate receives a cash payment equal to the target number of shares. For PSUs where performance has been certified, the employee’s estate receives a cash payment based on the certified results. For Mr. Cahillane, in the event of death, his estate would have 36 months to exercise legacy CCE stock options.

Disability

If an employee becomes disabled, all options from all option plans vest. The employee has the full original term to exercise the options. Restricted stock and restricted stock units vest and are released to the employee. For PSUs in the performance period, the employee receives shares equal to the number of shares that the employee would have earned based on actual performance after the end of the performance period. For PSUs where performance has been certified, earned shares are released within 90 days. For Mr. Cahillane, in the event of disability, he would have 36 months to exercise legacy CCE stock options.

Change in Control

Effective February 16, 2011, equity plans under which additional awards may be granted were amended to provide that future awards vest at the target level upon a change in control only if an employee is terminated within two years following the change in control, unless the successor company does not assume the awards, in which case, accelerated vesting occurs upon a change in control. Unvested awards granted prior to these amendments vest upon a change in control.

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Retirement and 401(k) Plans

Messrs. Kent, Fayard and Bozer were eligible for the TCCC Pension Plan, the TCCC Supplemental Pension Plan, the 401(k) Plan and the Supplemental 401(k) Plan in 2013. Mr. Cahillane was eligible for the TCCC Pension Plan, the CCR Supplemental Pension Plan, the 401(k) Plan and the Supplemental 401(k) Plan in 2013. Mr. Cahillane also participated in the CCR Executive Pension Plan, which was frozen effective December 31, 2011. Mr. Reyes was eligible for the Overseas Plan and the Mexico Plan in 2013. Mr. Reyes also has a balance in the International Thrift Plan related to prior international service.

Termination, Death, Disability

No payments may be made under the TCCC Pension Plan, the TCCC Supplemental Pension Plan, the CCR Executive Pension Plan, the CCR Supplemental Pension Plan or the Overseas Plan until an employee has separated from service and met eligibility requirements. Generally, no payments may be made under the 401(k) Plan, the Supplemental 401(k) Plan or the International Thrift Plan until separation from service, except distributions may be taken from the 401(k) Plan after age 59½, whether or not the employee has terminated employment.

Individuals who are designated as “specified employees” under Section 409A of the Tax Code, which include the U.S. based Named Executive Officers, may not receive payments from the TCCC Supplemental Pension Plan, the Supplemental 401(k) Plan, the CCR Executive Pension Plan, the Overseas Plan or the International Thrift Plan for at least six months following termination of employment.

There are no enhanced benefits payable under the TCCC Pension Plan, the TCCC Supplemental Pension Plan, the CCR Supplemental Pension Plan, the CCR Executive Pension Plan, the Overseas Plan, the 401(k) Plan, the Supplemental 401(k) Plan or the International Thrift Plan upon a participant’s death or disability.

Change in Control

The TCCC Pension Plan and the TCCC Supplemental Pension Plan contain change in control provisions that affect all participants equally, including the participating Named Executive Officers. These provisions provide an enhanced benefit to vested participants for benefits accrued under the defined benefit formula if certain conditions are met, including that the employee must actually leave the Company within two years of a change in control. A change in control has no effect on the cash balance portion of the TCCC Pension Plan and there are no additional credited years of TCCC service. Upon a change in control, under the TCCC Pension Plan and the TCCC Supplemental Pension Plan, the earliest retirement age is reduced resulting in an enhanced benefit for participants who have not reached the earliest retirement age. In addition, the Overseas Plan contains a provision reducing the normal retirement date to age 60, which increases the value of the benefit for participants who have not reached age 60.

The 401(k) Plan, the Supplemental 401(k) Plan, the CCR Supplemental Pension Plan and the CCR Executive Pension Plan do not have special provisions for change in control.

Quantification of Payments upon Termination or Change in Control

The following table and footnotes describe the potential payments to the Named Executive Officers upon termination of employment or a change in control of the Company as of December 31, 2013. While Mr. Cahillane left the Company on February 28, 2014, and Messrs. Fayard and Reyes will be retiring in 2014, this section assumes the applicable triggering event occurred on December 31, 2013.

The table does not include:

compensation or benefits previously earned by the Named Executive Officers or equity awards that are fully vested;

the value of pension benefits that are disclosed in the 2013 Pension Benefits table beginning on page 71, except for any pension enhancement triggered by the event, if applicable;

the amounts payable under deferred compensation plans that are disclosed in the 2013 Nonqualified Deferred Compensation Plan table on page 73; or

the value of any benefits (such as retiree health coverage, life insurance and disability coverage) provided on the same basis to substantially all other employees in the country in which the Named Executive Officer works.

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	Voluntary Separation (a)	Involuntary Separation (b)	Death (c)	Disability (d)	Change in Control (e)
Mr. Kent
Severance Payments	$0	$3,200,000	$0	$0	$0
Annual Incentive[1]	0	0	0	0	3,200,000
Stock Options[2]	21,004,248	21,004,248	28,079,947	28,079,947	28,079,947
PSUs and Restricted Stock/Units[3]	12,603,681	12,603,681	20,696,227	12,603,681	37,503,614
Pension Enhancement	0	0	0	0	0
TOTAL	33,607,929	36,807,929	48,776,174	40,683,628	68,783,561
Mr. Fayard
Severance Payments	0	1,702,952	0	0	0
Annual Incentive[1]	0	0	0	0	1,064,345
Stock Options[2]	6,900,046	6,900,046	9,387,597	9,387,597	9,387,597
PSUs and Restricted Stock/Units[3]	4,560,624	4,560,624	8,562,365	5,717,304	13,782,627
Pension Enhancement	0	0	0	0	0
TOTAL	11,460,670	13,163,622	17,949,962	15,104,901	24,234,569
Mr. Bozer
Severance Payments	0	1,400,000	0	0	0
Annual Incentive[1]	0	0	0	0	1,050,000
Stock Options[2]	0	0	8,667,159	8,667,159	8,667,159
PSUs and Restricted Stock/Units[3]	0	0	6,846,719	4,064,904	11,621,081
Pension Enhancement[4]	0	0	0	0	1,263,786
TOTAL	0	1,400,000	15,513,878	12,732,063	22,602,026
Mr. Cahillane
Severance Payments	0	1,650,000	0	0	0
Annual Incentive[1]	0	0	0	0	1,237,500
Stock Options[2]	0	0	7,541,341	7,541,341	7,541,341
PSUs and Restricted Stock/Units[3]	0	0	6,928,183	4,146,367	11,793,757
Pension Enhancement	0	0	0	0	0
TOTAL	0	1,650,000	14,469,524	11,687,708	20,572,598
Mr. Reyes
Severance Payments[5]	49,493	3,714,051	49,493	240,945	0
Annual Incentive[1]	0	0	0	0	842,283
Stock Options[2]	6,686,281	6,686,281	8,510,485	8,510,485	8,510,485
PSUs and Restricted Stock/Units[3]	4,548,231	4,548,231	6,634,593	4,548,231	11,598,980
Pension Enhancement	0	0	0	0	0
TOTAL	11,284,005	14,948,563	15,194,571	13,299,661	20,951,748

1	Except for Change in Control, no amounts are included for the Performance Incentive Plan because the Named Executive Officers would be entitled to the same payment regardless of whether the event occurred on December 31, 2013. Upon a Change in Control, the target annual incentive amount is guaranteed.

2	Represents the intrinsic value of the acceleration of vesting of any stock options that vest upon the event. Intrinsic value is the difference between the exercise price of the stock option and the closing price of Common Stock, which was $41.31 on December 31, 2013.

3	No amounts are included for the 2011-2013, 2012-2014 and 2013-2015 PSU programs for Voluntary Separation, Involuntary Separation and Disability because the PSUs remain subject to performance requirements even after the event. See page 57 for the status of these PSU programs.

4	For Mr. Bozer, represents the value of a more favorable early retirement subsidy in the event of a change in control and subsequent termination. No other Named Executive Officer would receive a pension enhancement for termination or change in control.

5	Represents amounts required to be paid under Mexican law.

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Voluntary Separation (Column (a))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock/Units” for Messrs. Kent, Fayard and Reyes because each has satisfied the age and service requirement for acceleration of vesting of certain equity awards held for at least 12 months. The amount included in “PSUs and Restricted Stock/Units” for these Named Executive Officers reflects the value of the shares earned under the 2010-2012 PSU program. Messrs. Bozer and Cahillane have not satisfied the age and service requirement for acceleration of any equity awards and therefore, no additional payments would be triggered upon voluntary separation.

Involuntary Termination (Column (b))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock/Units” for Messrs. Kent, Fayard and Reyes because each has satisfied the age and service requirement for acceleration of vesting of certain equity awards held for at least 12 months. The amount included in “PSUs and Restricted Stock/Units” for these Named Executive Officers reflects the value of the shares earned under the 2010-2012 PSU program. Messrs. Bozer and Cahillane have not satisfied the age and service requirement for acceleration of any equity awards and therefore, no additional payments would be triggered upon involuntary separation.

Death (Column (c))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock/Units” because death triggers acceleration of vesting of certain equity awards. The amounts for “PSUs and Restricted Stock/Units” reflect (i) the value of the shares earned under the 2010-2012 PSU program, (ii) the value of the target number of shares granted under the 2013-2015 PSU program, (iii) for Mr. Fayard, the value of time-based restricted shares and (iv) for Mr. Cahillane, the value of performance-based and time-based restricted share units.

Disability (Column (d))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock/Units” because disability triggers acceleration of vesting of certain equity awards. The amounts for “PSUs and Restricted Stock/ Units” reflect (i) the value of the shares earned under the 2010-2012 PSU program, (ii) for Mr. Fayard, the amount for “PSUs and Restricted Stock/Units” reflects the value of time-based restricted shares and (iii) for Mr. Cahillane, the value of performance-based and time-based restricted share units.

Change in Control (Column (e))

Amounts are included under “Stock Options” and “PSUs and Restricted Stock/Units” for all Named Executive Officers because a change in control triggers acceleration of vesting of certain equity awards. Since the plans have double-trigger change in control provisions, the table above assumes that both a change in control and a subsequent termination of employment has occurred. The amounts for “PSUs and Restricted Stock/Units” reflect (i) the value of the shares earned under the 2010-2012 PSU program, (ii) the value of the target number of shares granted under the 2011-2013, 2012-2014 and 2013-2015 PSU programs, (iii) for Mr. Fayard, the value of time-based restricted shares and (iv) for Mr. Cahillane, the value of performance-based and time-based restricted share units.

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SUMMARY OF PLANS

The following section provides information on Company-sponsored plans in which the Named Executive Officers participate that are noted in the Compensation Discussion and Analysis or in the executive compensation tables.

Retirement Plans – Pension

TCCC Pension Plan. Effective January 1, 2013, the former The Coca-Cola Company Pension Plan was merged with The Coca-Cola Company Cash Balance Pension Plan (which was created in 2012 for employees hired on or after January 1, 2012) (collectively, the “Legacy TCCC Plans”) and the Coca-Cola Refreshments Employees’ Pension Plan (the “Legacy CCR Plan”), and was renamed The Coca-Cola Company Pension Plan (the “TCCC Pension Plan”). The TCCC Pension Plan is a broad-based tax-qualified defined benefit plan for substantially all U.S. non-union employees of the Company and CCR and its participating subsidiaries. In 2013, a participant could receive no more than $205,000 annually from the TCCC Pension Plan and no compensation in excess of $255,000 per year could be taken into account for calculating benefits under the TCCC Pension Plan. The underlying benefit formulas included in the Legacy TCCC Plans and Legacy CCR Plan were retained under the TCCC Pension Plan and are summarized below.

Legacy TCCC Plans. Under the Legacy TCCC Plans, a participant becomes vested after completing three years of service or (1) for employees hired prior to January 1, 2010, attaining age 60 with one year of service and (2) for employees hired on or after January 1, 2010, attaining age 65 with one year of service. Normal retirement is age 65. The Legacy TCCC Plans provide for payment of a reduced benefit prior to normal retirement age and/or the current cash balance amount, as applicable. A lump sum payment option is available.

Prior to 2010, all pension benefits were based on a percentage of the employee’s final average compensation (the five highest consecutive years out of the last 11) up to the limit for each year as set by the Tax Code, multiplied by the employee’s years of credited service.

Effective January 1, 2010, participants began accruing a pension benefit under a new cash balance formula (known as the Part B benefit). Participants employed as of December 31, 2009 retained the pension benefit they accrued under the prior benefit calculation formula through December 31, 2009 (known as the Part A benefit) and were eligible for one or more special transition benefits. As a result, beginning in 2010, a participant’s benefit under the Legacy TCCC Plans was potentially based on two formulas, Part A (prior benefit calculation formula) plus Part B (new cash balance formula). Under the cash balance formula, the Company makes an annual pay credit allocation to each active participant’s account on December 31, ranging from 3% to 8% of compensation, based on the participant’s age. In addition, on December 31 of each year, the Company makes an annual interest credit allocation based on the value of the participant’s account as of January 1 of the same year.

Company employees hired or rehired on or after January 1, 2012 accrue a pension benefit based on a different cash balance formula than described above. Under this cash balance formula, the Company makes an annual pay credit allocation to each active participant’s account on December 31 equal to 3% of compensation. In addition, on December 31 of each year, the Company makes an annual interest credit allocation based on the value of the participant’s account as of January 1 of the same year.

The term “compensation” for determining the pension benefit generally includes salary, overtime, commissions and cash incentive awards, but excludes any amounts related to stock options, PSUs, restricted stock or restricted stock units. It also excludes deferred compensation and any extraordinary payments related to hiring or termination of employment.

Legacy CCR Plan. The Company assumed the Legacy CCR Plan as part of the CCE Transaction. Participants in the Legacy CCR Plan become vested after completing three years of service or by attaining age 65. Normal retirement is a participant’s Social Security normal retirement age. The Legacy CCR Plan provides for payment of a reduced benefit prior to normal retirement age. A lump sum payment option is available.

Prior to 2011, all pension benefits were based on a percentage of the employee’s final average compensation (the three highest consecutive years out of the last 10) up to the limit for each year as set by the Tax Code, multiplied by the employee’s years of credited service.

Beginning January 1, 2011, a benefit calculated using a cash balance formula was introduced and participants began accruing a pension benefit under this new formula. Under the new cash balance formula, the Company makes an annual pay credit allocation to each active participant’s account on December 31, ranging from 3% to 5% of compensation, based on the participant’s age. In addition, on December 31 of each year, the Company makes an annual interest credit allocation based on the value of the participant’s account as of January 1 of the same year.

Participants employed as of December 31, 2010 retained the pension benefit they accrued under the prior benefit calculation formula as of December 31, 2010 and were eligible for one or more special transition benefits. As a result, beginning in 2011, a participant’s benefit under the Legacy CCR Plan was potentially based on two formulas, the prior final average earnings benefit calculation formula plus the new cash balance formula.

The term “compensation” for determining the pension benefit generally includes salary, overtime, commissions and cash incentive awards, but excludes any amounts related to stock options, PSUs, restricted stock or restricted stock units. It also excludes deferred compensation.

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Supplemental Pension Plans. Supplemental pension plans make employees whole when the Tax Code limits the benefit that otherwise would accrue under the applicable pension plan.

TCCC Supplemental Pension Plan. The TCCC Supplemental Pension Plan also operates to keep employees whole when they defer part of their salary or annual incentive under the Deferred Compensation Plan. Otherwise, electing to defer would reduce an employee’s retirement benefits. Vesting and benefits under the TCCC Supplemental Pension Plan are calculated generally in the same manner as if the participant’s otherwise eligible compensation or full annual benefit were able to be paid from the TCCC Pension Plan, based on the Legacy TCCC Plans benefit formulas.

CCR Supplemental Pension Plan. The CCR Supplemental Pension Plan applies on the same terms for all U.S. non-union employees who participate in the Legacy CCR Plan benefit formula component of the TCCC Pension Plan, and who exceed the limits set by the Tax Code. The CCR Supplemental Pension Plan also operates to keep employees whole when they defer part of their salary or annual incentive. Otherwise, electing to defer would reduce an employee’s retirement benefits. Vesting and benefits under the CCR Supplemental Pension Plan are calculated generally in the same manner as if the participant’s otherwise eligible compensation or full annual benefit were able to be included under the TCCC Pension Plan, based on the Legacy CCR Plan benefit formula.

CCR Executive Pension Plan. The Company assumed the CCR Executive Pension Plan as part of the CCE Transaction. Benefit accruals under the CCR Executive Pension Plan were frozen effective December 31, 2011, which means the benefit under this plan is based on compensation and service through such date. Effective January 1, 2012, employees who were previously eligible to participate in this plan began participating in the CCR Supplemental Pension Plan.

The CCR Executive Pension Plan was a nonqualified defined benefit pension plan that provided enhanced pension benefits to certain management employees of CCR, including benefits that could not be provided under the Legacy CCR Plan due to Tax Code limits on qualified plans. Enhancements included certain additional benefit accruals and years of service, an earlier age for the payment of benefits and the term “compensation” was substantially the same as the Legacy CCR Plan, except that it included any deferred salary or annual incentives and compensation above the limits under the Legacy CCR Plan that were imposed by the Tax Code. The maximum annual combined benefit amount under the Legacy CCR Plan and the CCR Executive Pension Plan in 2013, if applicable, was $615,000.

Overseas Plan. The Overseas Plan provides a retirement benefit to International Service Associates who are not U.S. citizens. The Overseas Plan applies on the same terms to the general population of International Service Associates worldwide. Payments under the Overseas Plan are reduced by benefits paid by other Company-sponsored plans, statutory payments and Social Security. Under the Overseas Plan, a participant becomes vested after five years of service or attainment of age 60 while employed. The Overseas Plan was frozen effective December 31, 2011 for most participating employees who had not reached retirement age, and eligible employees were transitioned to a new pension plan for mobile employees. No Named Executive Officers participate in this new plan.

Mexico Plan. The Mexico Plan consists of a traditional defined benefit plan, a pension equity plan and a defined contribution plan. Eligible employees receive whichever plan formula (either the traditional defined benefit plan or the sum of the pension equity plan and the defined contribution plan) results in the larger benefit.

The traditional defined benefit plan is based on a percentage of the employee’s final eligible earnings, determined over the last 36 months prior to retirement, multiplied by the employee’s years of credited service. The benefit is then reduced by an offset for the benefit provided under the Retirement Savings Systems. The monthly pension benefit cannot be less than the pension that is provided by the termination indemnity required by Mexican law and cannot exceed 70% of the final salary at retirement. The term “eligible earnings” for determining the pension benefit includes salary, vacation bonus, savings fund and incentive program. No stock options, PSUs, restricted stock or restricted stock units are included in the pension earnings.

The pension equity plan pays a lump sum at retirement, based on the employee’s final average salary and points accumulated during employment. An employee earns points for each year of service based on age. The defined contribution plan is a savings plan in which employees can contribute up to 5% of their compensation on a pre-tax basis. The Company makes a matching contribution equal to 50% of the employee’s contribution.

Under the Mexico Plan, a participant becomes eligible for a reduced benefit upon termination of employment as early as age 55 with at least ten years of service.

Retirement Plans – 401(k) and Savings Plans

401(k) Plan. The 401(k) Plan is a broad-based tax-qualified defined contribution plan for most U.S. non-union employees of the Company. The Company matches participant contributions up to a maximum of 3.5% of the participant’s compensation or the amount allowable under the limits imposed under the Tax Code, whichever is lower. The Company’s matching contribution is initially invested in Common Stock, but participants may move the contribution to any other available investment option. Employees become 100% vested in Company matching contributions after two years. For 2013, compensation over $255,000 may not be taken into account under the 401(k) Plan.

Supplemental 401(k) Plan. The Supplemental 401(k) Plan makes employees whole when the Tax Code limits the Company matching contributions that otherwise would be credited to them under the 401(k) Plan. The Supplemental 401(k) Plan also operates to keep

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employees whole when they defer part of their salary or annual incentive under the Deferred Compensation Plan. The Company credits the employee with the Company matching contributions in hypothetical share units of Common Stock. The value of the accumulated share units, including dividend equivalents, is paid in cash after separation from service. Participants are immediately vested in their benefit. Employees are not permitted to make contributions to the Supplemental 401(k) Plan.

CCR Supplemental MESIP. The Company assumed the CCR Supplemental MESIP as part of the CCE Transaction. The CCR Supplemental MESIP had two components, a nonqualified, unfunded deferred compensation program, which allowed participants to defer a portion of their base pay and cash incentive awards, and an “excess” component, which made employees whole when they deferred part of their salary or incentive or the Tax Code limited matching contributions.

Effective December 31, 2011, the CCR Supplemental MESIP was frozen and eligible employees began participating in the Supplemental 401(k) Plan; except that deferral elections with respect to compensation (including annual incentive compensation) for services performed in 2011 and paid in 2012 remained in effect. The amounts were contributed to the CCR Supplemental MESIP in 2012. In addition, effective January 1, 2012, the deferred compensation component of the CCR Supplemental MESIP was discontinued and all eligible participants began participating in the Deferred Compensation Plan.

International Thrift Plan. The International Thrift Plan provided International Service Associates who were not U.S. citizens a benefit similar to that received by U.S. citizens under the Supplemental 401(k) Plan. The International Thrift Plan provided a credit in hypothetical share units of Common Stock equivalent to 3% of the International Service Associate’s eligible compensation. The value of the accumulated share units, including dividend equivalents, is paid in cash after separation from service. Employees are vested in their International Thrift Plan benefit after four years of service. Employees are not permitted to make contributions to the International Thrift Plan.

Effective December 31, 2011, the International Thrift Plan was frozen and account balances are no longer based on the value of Common Stock as part of the transition to a new pension plan for mobile employees. No Named Executive Officers participate in this new plan.

Mexico Plan. As described above under “Retirement Plans – Pension,” the Mexico Plan includes a defined contribution plan, which is a savings plan in which employees can contribute up to 5% of their compensation on a pre-tax basis. The Company makes a matching contribution equal to 50% of the employee’s contribution.

Incentive Plans

Performance Incentive Plan. The Company maintains the Performance Incentive Plan for employees above a specified grade level. The Performance Incentive Plan provides an annual cash payment based on predetermined performance measures. The Compensation Committee may designate one or more performance measures from the list contained in the plan. Target annual incentives are established for each participant. Payments are generally made in March in the year following the applicable performance year. No participant may receive an annual payment greater than $12 million. The Performance Incentive Plan is designed to satisfy the requirements of Section 162(m) of the Tax Code. See the discussion of changes made to the design of the Performance Incentive Plan effective for 2014 beginning on page 53.

Long-Term Equity Compensation Plans. See Item 3 beginning on page 83 for the material terms of The Coca-Cola Company 2014 Equity Plan, which shareowners are being asked to approve.

Company Stock Option Plans. The Company currently has outstanding options under the 2008 Stock Option Plan, the 2002 Stock Option Plan and the 1999 Stock Option Plan. These plans provide that the option price must be no less than 100% of the fair market value of Common Stock on the date the option is granted. The fair market value is the average of the high and low prices of Common Stock on the grant date. In certain foreign jurisdictions, the law requires additional restrictions on the calculation of the option price. The grants provide that stock options generally may not be exercised during the first 12 months after the grant date. Generally, options vest 25% on the first, second, third and fourth anniversaries of the grant date and have a term of ten years.

Company Restricted Stock Plan. There are currently three types of awards under the 1989 Restricted Stock Plan that are outstanding. The majority of outstanding grants are PSUs tied to Company long-term performance measures which the Compensation Committee designates from the list contained in the 1989 Restricted Stock Plan. At the time of grant, the Compensation Committee sets the vesting schedule applicable to the award.

Performance Share Units - PSUs provide an opportunity for employees to receive Common Stock if a performance measure is met for a performance period. PSUs generally are subject to an additional holding period.

Restricted Stock - These awards may be performance-based or time-based. Shares of stock are granted and transferred into the employee’s name. Shares remain subject to forfeiture until the shares are released under the terms of the awards.

Restricted Stock Units - These awards may be performance-based or time-based and are settled in stock when all required criteria are met. Employees may or may not receive dividend equivalents during the term.

Assumed CCE Equity Plans. As part of the CCE Transaction, the Company assumed certain CCE equity plans. Certain outstanding awards relating to CCE common stock granted under these plans were replaced with awards relating to the Company’s Common Stock. Outstanding awards under these assumed plans include stock options, PSUs and restricted stock units.

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Other Plans

Deferred Compensation Plan. The Deferred Compensation Plan is a nonqualified and unfunded deferred compensation program offered to approximately 925 U.S. based Company employees in 2013. International Service Associates do not participate in the Deferred Compensation Plan. Eligible participants may defer up to 80% of base salary and up to 95% of their annual incentive. The Company has the benefit of full unrestricted use of all amounts deferred under the Deferred Compensation Plan until such amounts are required to be distributed to the plan participants. Gains and losses are credited based on the participant’s election of a variety of deemed investment choices. The Company does not match any employee deferral or guarantee a return. Participants’ accounts may or may not appreciate and may depreciate depending on the performance of their deemed investment choices. None of the deemed investment choices provide returns at above-market or preferential rates. All deferrals are paid out in cash upon distribution. Participants may schedule a distribution during employment or may opt to receive their balance after separation from service. Participants who are considered “specified employees” under Section 409A of the Tax Code (generally, the top 50 highest paid executives) may not receive a post-termination distribution for at least six months following separation. On occasion, the Company may provide a one-time credit to make up for benefits lost under various circumstances, such as benefits lost at a prior employer. The Company has not provided any such credits for any of the Named Executive Officers.

International Service Programs. International service program benefits generally include relocation expenses, a housing allowance (including certain housing expenses), a cost of living adjustment (a cash adjustment designed to provide equivalent purchasing power), certain cash allowances recognizing differences in living conditions in the host location, a home leave allowance and currency protection. The programs also provide tax preparation services and tax equalization, where applicable. Currently, there are approximately 750 participants in these programs.

TCCC Severance Plan. The TCCC Severance Plan provides cash severance benefits to eligible employees who are involuntarily terminated. Eligible employees include regular, non-union, non-manufacturing U.S. employees and International Service Associates. Generally, benefits are payable when an employee is terminated involuntarily due to specific circumstances such as an internal reorganization or position elimination. Benefits are not payable if the employee is offered a comparable position with the Company or its affiliates, is terminated for cause or has entered into a separate agreement. The benefit payable is determined based on job grade level, salary and/or length of service. The minimum benefit is eight weeks of base pay and the maximum benefit is two years of base pay.

CCR Severance Pay Plan for Exempt Employees. The CCR Severance Pay Plan for Exempt Employees provides cash severance benefits to eligible CCR employees who are involuntarily terminated. Eligible employees include regular, non-union, non-manufacturing U.S. employees and International Service Associates. Generally, benefits are payable when an employee is terminated involuntarily due to specific circumstances such as an internal reorganization or position elimination. Benefits are not payable if the employee is offered a comparable position with the Company or its affiliates, is terminated for cause or has entered into a separate agreement. The benefit payable is determined based on job band, salary and/or length of service. The minimum benefit is eight weeks of base pay and the maximum benefit is two years of base pay.

ITEM 3 -	APPROVAL OF THE COCA-COLA COMPANY 2014 EQUITY PLAN

On February 19, 2014, the Compensation Committee recommended to the Board of Directors that it adopt The Coca-Cola Company 2014 Equity Plan (the “2014 Plan”). On February 20, 2014, the Board of Directors adopted the 2014 Plan, subject to shareowner approval at the 2014 Annual Meeting of Shareowners. If approved by a majority of the votes cast by holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting, the 2014 Plan will become effective as of February 20, 2014 (the “Effective Date”).

The material features of the 2014 Plan are summarized below, which summary is qualified in its entirety by reference to the text of the 2014 Plan. A copy of the 2014 Plan is available on our website at www.coca-colacompany.com/investors/shareowner_meeting and the SEC website at www.sec.gov, where it is an appendix to the electronic version of this proxy statement. We will provide shareowners with a copy of the 2014 Plan without charge if you call Shareowner Services at (404) 676-2777. You can also receive a copy by sending a request by regular mail to The Coca-Cola Company, Shareowner Services, P.O. Box 1734, Atlanta, Georgia 30301, by e-mail to shareownerservices@coca-cola.com or by fax to (404) 676-8409. Copies will also be available at the 2014 Annual Meeting of Shareowners.

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Purpose of the 2014 Plan

As discussed in the Compensation Discussion and Analysis beginning on page 47, long-term equity compensation plays an important part of the Company’s pay-for-performance philosophy. Equity awards also help the Company remain competitive in retaining and attracting highly qualified employees upon whom, in large measure, the future growth and success of the Company depend. In 2013, we granted long-term equity compensation to approximately 6,400 employees.

The purpose of the 2014 Plan is to promote the success and enhance the value of the Company by linking the personal interests of employees, officers and Directors of the Company to those of Company shareowners and by providing such persons with an incentive for outstanding performance. The 2014 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and Directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

Approving the 2014 Plan would further these objectives by allowing the Company to continue to grant long-term equity compensation for approximately four years. If the 2014 Plan is not approved, the Company does not expect to have sufficient shares to meet its anticipated long-term equity compensation needs after 2014 under the Company’s existing long-term equity compensation plans (the “Prior Plans”). See “Determination of Number of Shares for the 2014 Plan” below.

Highlights of the 2014 Plan

Fungible share pool. The 2014 Plan uses a fungible share pool under which each share issued pursuant to an option or stock appreciation right (“SAR”) will reduce the number of shares available under the 2014 Plan by one share, and each share issued pursuant to awards other than options and SARs will reduce the number of shares available by five shares.

No liberal share counting. The 2014 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or SAR or to satisfy tax withholding requirements. The 2014 Plan also prohibits “net share counting” upon the exercise of options or SARs.

No repricing of stock options or SARs. The 2014 Plan prohibits the direct or indirect repricing of stock options or SARs without shareowner approval.

No discounted stock options or SARs. All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying Common Stock on the date of grant.

“Double-trigger” change in control vesting. If awards granted under the 2014 Plan are assumed by a successor in connection with a change in control of the Company, such awards will not automatically vest and pay out solely as a result of the change in control.

Material amendments that require shareowner approval. Shareowner approval is required prior to an amendment to the 2014 Plan that would (i) materially increase the number of shares available, (ii) expand the types of available awards, (iii) materially expand the class of participants eligible to participate, (iv) materially extend the term of the 2014 Plan, or (v) otherwise constitute a material change requiring shareowner approval under applicable laws, policies or regulations or the applicable listing or other requirements of the NYSE.

Administered by an independent committee. The 2014 Plan will be administered by the Compensation Committee, which is made up entirely of independent directors. See page 31 for more information about the Compensation Committee.

Awards subject to forfeiture/clawback. Awards under the 2014 Plan will be subject to recoupment under certain circumstances. See “Forfeiture Events” on page 90.

Determination of Number of Shares for the 2014 Plan

If the 2014 Plan is approved, the aggregate number of shares of Common Stock that will be reserved and available for issuance pursuant to awards under the 2014 Plan will be 500,000,000. In setting the number of proposed shares issuable under the 2014 Plan, the Compensation Committee and the Board considered a number of factors. These factors, which are discussed further below, included:

Shares available and total outstanding equity awards under the Prior Plans, and how long the shares available (both under the Prior Plans and assuming approval by shareowners of the 2014 Plan) are expected to last.

Historical equity award granting practices, including the Company’s three-year average share usage rate (commonly referred to as “burn rate”).

Expected value transfer and dilution.

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Shares Available and Outstanding Equity Awards under the Prior Plans

If the 2014 Plan is approved, no further awards will be made under the Prior Plans and the Prior Plans will remain in effect only so long as awards made thereunder remain outstanding; provided, however, that awards under Prior Plans may be made after the Effective Date subject to the following limitations: (1) 500,000 shares under the 1999 Stock Option Plan shall be reserved for future awards made to eligible participants located in the United Kingdom, (2) 1,000,000 shares under the 2008 Stock Option Plan and 150,000 shares under the 1989 Restricted Stock Plan shall be reserved for awards made to eligible participants located in China who are subject to the State Administration of Foreign Exchange rules and (3) 1,700,000 shares under the 2008 Stock Option Plan and 250,000 shares under the 1989 Restricted Stock Plan shall be reserved for awards made in 2014 outside of the normal equity award cycle to eligible participants (collectively, the “Holdback Shares”).

As of February 24, 2014, we had 4,405,893,150 shares of Common Stock issued and outstanding (not including treasury shares). As described more fully in the table below, under the Prior Plans as of February 20, 2014:

368,557,959 stock options (vested and unvested) were outstanding with a weighted average exercise price of $30.84 per share and a weighted average remaining term of 6.33 years.

19,616,336 shares underlying full value awards (such as PSUs and RSUs) were outstanding.

If the 2014 Plan is approved, the 3,600,000 Holdback Shares will be the only shares available for grant from the Prior Plans (3,200,000 as stock options and 400,000 as full value awards).

1	Calculated based on certified financial results, where applicable, and otherwise assuming the target award is met.
2	In connection with the CCE Transaction, certain outstanding awards related to CCE common stock granted under these shareowner-approved CCE equity incentive plans were replaced with awards relating to the Company’s Common Stock.
3	Calculated based on certified financial results.
4	All outstanding awards are stock options.
5	Consists of 1,836,370 outstanding stock options and 59,112 outstanding full-value awards.

Historical Equity Award Granting Practices

In setting and recommending to shareowners the number of shares authorized under the 2014 Plan, the Compensation Committee and the Board considered the historical number of equity awards granted under the Prior Plans in the past two full years and the annual equity awards made in February 2014. In 2012, 2013 and year to date through February 20, 2014, the Company used approximately 60 million, 63 million and 73 million, respectively, of the shares authorized under the Prior Plans to make equity awards.

The Compensation Committee and the Board also considered the Company’s three-year average burn rate (2011-2013) of approximately 1.3%, which is lower than the industry thresholds established by certain major proxy advisory firms.

Based on historical granting practices and the recent trading price of the Common Stock, the 2014 Plan is expected to cover awards for approximately four years.

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Expected Value Transfer and Dilution

The Compensation Committee and the Board also considered the expected shareowner value transfer and potential dilution that would result by adopting the 2014 Plan, including the policies of certain institutional investors and major proxy advisory firms. Potential dilution is calculated as shown below:

[shares underlying equity awards that may be made under the 2014 Plan] + [shares to be issued on exercise or settlement of
Potential Dilution	=	outstanding equity awards under the Prior Plans] + [Holdback Shares] (collectively, “Total Award Shares”)
[total number of issued and outstanding shares of Common Stock (excluding treasury shares)] + [Total Award Shares]

Actual dilution will depend on several factors, the most important of which is the type of awards made under the 2014 Plan. This is because the 2014 Plan uses a fungible share pool, under which each share issued pursuant to an option or SAR will reduce the number of shares available under the 2014 Plan by one share, and each share issued pursuant to awards other than options and SARs will reduce the number of shares available by five shares.

The Company expects to continue to grant a mix of stock options and full value awards, primarily in the form of PSUs, under the 2014 Plan. To illustrate the range of potential dilution, the table below shows potential dilution pursuant to the above formula based on 4,405,893,150 shares of Common Stock issued and outstanding as of February 24, 2014 and assuming that all authorized shares under the 2014 Plan are granted (i) 100% as stock options, (ii) at the current mix of approximately 60% stock options and 40% full value awards and (iii) 100% as full value awards.

Current 60%/40%
Mix of stock		mix of stock
options/full value	100% stock	options and full	100% full value
awards	options	value awards	awards
Potential Dilution	16.8%	14.2%	10.0%

Actual dilution will also be impacted by the following factors:

The calculations above assume that all outstanding awards under Prior Plans will be earned and issued. Since any outstanding awards under Prior Plans that are not earned or are cancelled, terminated or forfeited will not be available for issuance under the Prior Plans or the 2014 Plan, such awards will decrease the potential dilutive effect of adopting the 2014 Plan.

The Company mitigates the potential dilutive effect of granting long-term equity compensation through a robust share repurchase program. In 2013, the Company repurchased $4.8 billion of Common Stock, which included $1.3 billion related to proceeds from employee stock activity under the Prior Plans. The amount of repurchases in future years will depend on a number of factors, such as the availability of cash and stock price. The Company intends to continue to use treasury shares purchased through its share repurchase program to settle awards under the 2014 Plan.

Robust Share Repurchase Program

Mitigates potential dilutive impact of long-term equity compensation

$4.8 billion of stock repurchased in 2013, which included $1.3 billion related to proceeds from employee stock activity under the Prior Plans

Eligibility and Award Types

The 2014 Plan authorizes the following types of awards to be made to employees, officers or Directors of the Company and its consolidated subsidiaries, as designated by the Committee:

Stock Options, which give the holder the right to purchase shares of Common Stock at a specified price during specified time periods. The exercise price of an option granted under the 2014 Plan may not be less than the fair market value of the Common Stock on the date of grant. Stock options granted under the 2014 Plan have a maximum term of ten years. The 2014 Plan only authorizes nonqualified stock options. As described beginning on page 56 of the Compensation Discussion and Analysis, the Company’s current compensation programs include stock options as part of the annual long-term equity compensation awards made to eligible employees.

Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of Common Stock on the date of exercise, over the base price of the stock appreciation right. The base price of a SAR may not be less than the fair market value of the Common Stock on the date of grant. SARs granted under the 2014 Plan have a maximum term of ten years. SARs are not a part of the Company’s current compensation programs.

Restricted stock and restricted stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash) in the future, each of which are subject to certain restrictions and risk of forfeiture on terms set by the Compensation Committee. As described beginning on page 56 of the Compensation Discussion and Analysis, time-based restricted stock/restricted stock units are not part of the annual long-term equity compensation awards made to eligible employees but may be awarded to eligible employees for limited purposes.

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Performance awards, including qualified performance-based awards under Tax Code Section 162(m). As described beginning on page 56 of the Compensation Discussion and Analysis, the Company’s current compensation programs include PSUs, which are performance awards, as part of the annual long-term equity compensation awards made to eligible employees and from time to time performance-based restricted stock awards may also be made. See “Performance Goals” and “Limitation on Awards” below for more information about performance awards under the 2014 Plan.

Other stock-based awards, in the discretion of the Compensation Committee, including unrestricted stock grants.

All awards will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Compensation Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of Common Stock underlying an award, may be granted with respect to awards other than options or SARs. If dividend equivalent rights are provided with respect to performance awards, such dividend equivalents will accrue but not be paid until the performance conditions are satisfied and the awards vest, as applicable.

Awards to Non-Employee Directors

The Directors’ Plan, which is described on page 34, is the current compensation plan for non-employee Directors, and there are no plans to modify the compensation payable to non-employee Directors at this time. If the Company grants awards to the Company’s non-employee Directors under the 2014 Plan in the future, such awards will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee Directors as in effect from time to time. The Compensation Committee may not make discretionary grants under the 2014 Plan to non-employee Directors. The maximum aggregate number of shares underlying any award granted under the 2014 Plan in any 12-month period to any one non-employee Director is 25,000 shares.

Shares Available for Awards

Subject to adjustment as provided in the 2014 Plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the 2014 Plan is 500,000,000, which shall consist of 433,051,349 shares not previously authorized for issuance under any plan, plus 66,948,651 shares remaining available for issuance under the Prior Plans but not subject to outstanding awards as of the Effective Date of the 2014 Plan. See “Determination of Number of Shares for the 2014 Plan” for a discussion of the factors the Board and the Compensation Committee considered when setting the number of proposed shares issuable under the 2014 Plan.

Fungible Pool and Share Counting

Each share issued pursuant to an option or SAR will reduce the number of shares available under the 2014 Plan by one share, and each share issued pursuant to awards other than options and SARs will reduce the number of shares available by five shares.

Shares subject to awards that terminate or expire unexercised, or are cancelled, terminated, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will become available for future grants of awards under the 2014 Plan. Similarly, to the extent that the full number of shares subject to a performance award is not issued by reason of failure to achieve maximum performance goals, the unearned shares originally subject to the award will be added back to the 2014 Plan share reserve and again be available for issuance pursuant to awards granted under the 2014 Plan. However, the following shares may not again be made available for issuance as awards under the 2014 Plan: (i) shares not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) shares used to pay the exercise price or withholding taxes related to an outstanding option or SAR, or (iii) shares repurchased on the open market with the proceeds of the exercise price of an option.

Performance Goals

The Compensation Committee may designate any award as a qualified performance-based award for the purpose of making the award fully deductible without regard to the $1,000,000 deduction limit imposed by Tax Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award. Performance periods for such awards must be at least twelve months and may be any longer period. Performance goals for such awards shall be based on one or more of the following criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a subsidiary or a division, region, department or function within the Company or a subsidiary:

increase in shareowner value (e.g., total shareowner return);

earnings per share;

stock price;

net income;

return on assets;

return on shareowners’ equity;

cash flow;

operating profit or operating margins;

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revenue growth of the Company;

operating expenses;

quality as determined by the Company’s Quality Index;

economic profit;

return on capital;

return on invested capital;

earnings before interest, taxes, depreciation and amortization;

goals relating to acquisitions or divestitures;

unit case volume;

operating income;

brand contribution;

value share of nonalcoholic ready-to-drink segment;

volume share of nonalcoholic ready-to-drink segment;

net revenue;

gross profit;

profit before tax;

number of transactions;

productivity; and

service level.

Performance goals with respect to the above-listed business criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Compensation Committee deems appropriate, and may be calculated for a single year or calculated on a compound basis over multiple years. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

Each qualified performance-based award (other than a market-priced option or SAR) will be earned, vested and payable, as applicable, upon the achievement of performance goals established by the Compensation Committee based upon one or more of the above-listed qualified business criteria, together with the satisfaction of any other conditions, such as continued employment, as the Compensation Committee may determine to be appropriate. However, the Compensation Committee may provide, either in connection with the grant of an award or by amendment, that achievement of such performance goals will be waived, in whole or in part, upon the death or disability of the grantee or the occurrence of a change in control of the Company. Performance periods established by the Compensation Committee for any such qualified performance-based award must be at least 12 months and may be any longer period.

The Compensation Committee may provide in any qualified performance-based award that any evaluation of performance will exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in the then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareowners for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

Any payment of a qualified performance-based award will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided above, no qualified performance-based award may be amended, nor may the Compensation Committee exercise any discretionary authority it may otherwise have under the 2014 Plan, in any manner to waive the achievement of the applicable performance goal based on qualified business criteria or to increase the amount payable pursuant to the performance goal or the value of the award, or otherwise in a manner that would cause the award to cease to qualify for the Section 162(m) exemption. However, the Compensation Committee has the right, in connection with the grant of a qualified performance-based award, to exercise negative discretion to determine that the portion of such award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

Limitations on Awards

So that awards may qualify as “performance-based compensation” under Tax Code Section 162(m), the 2014 Plan contains the following per participant limitations on awards:

The total number of shares of Common Stock with respect to which options may be granted in any calendar year to any participant may not exceed 3,000,000 shares.

The total number of shares of Common Stock with respect to which SARs may be granted in any calendar year to any participant may not exceed 3,000,000 shares.

For awards that are intended to qualify as performance-based compensation, (i) the total number of shares of Common Stock that may be granted in any calendar year to any participant may not exceed 1,000,000 shares and (ii) the maximum amount that may be paid to any participant for awards that are payable in cash or property other than Common Stock in any calendar year is $20,000,000. If an award has a multi-year performance period, the total amount of cash, property or shares of Common Stock earned for the entire performance period will be divided by the number of calendar years in the performance period for purposes of applying these limits.

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Administration

The 2014 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to make awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules, regulations, guidelines and procedures as it may deem advisable to carry out the provisions and purposes and administer the 2014 Plan; prescribe forms of award agreements, and make any rules, interpretations, and any and all other decisions and determinations that may be required under the 2014 Plan.

In addition, the Compensation Committee may expressly delegate to a special committee of non-employee Directors some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not subject to Section 16(a) of the Exchange Act and are not and are reasonably not anticipated to become officers subject to the deduction limits of Section 162(m) of the Tax Code. The Compensation Committee may also delegate to one of its members or one or more officers of the Company or to one or more agents or advisors administrative duties or powers under the 2014 Plan.

Deductibility under Tax Code Section 162(m)

The 2014 Plan is designed so that all qualified performance-based awards that are conditioned on performance goals as described above, and all options and SARs granted under the 2014 Plan, may be eligible to meet the requirements for qualified performance-based compensation under Tax Code Section 162(m) and may be fully deductible. While the Compensation Committee believes it is important to preserve the deductibility of compensation under Tax Code Section 162(m) generally, there is no guarantee that the performance-based compensation exemption would be available in any particular circumstance, and the Board and the Compensation Committee reserve the right to grant or approve awards or compensation that are non-deductible.

Limitations on Transfer

No right or interest of a participant in any unexercised or restricted award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a subsidiary, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company or a subsidiary. No unexercised or restricted award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution.

Treatment of Awards upon Certain Events

Termination of a Participant’s Continuous Service

The applicable award agreement or special plan document governing an award will specify the treatment of such award upon the termination of a participant’s continuous service. Continuous service means the absence of any interruption or termination of service as an employee, officer or Director; provided that the following will not be considered an interruption of service: (i) a participant transfers employment, without interruption, between the Company and an affiliate or between affiliates, (ii) in the case of a spin-off, sale or disposition transaction where the Compensation Committee determines that no interruption will result or (iii) the participant is granted an unpaid leave of absence authorized in writing by the Company that does not exceed twelve months. The 2014 Plan defines an affiliate as a Company subsidiary or any entity that has an ongoing contractual relationship with the Company or a subsidiary that provides such entity the rights to manufacture, sell and/or distribute brands of which the trademark is owned by the Company or a subsidiary.

Change in Control

Unless otherwise provided in an award agreement or any special plan document or separate agreement with a participant governing an award:

(A)	With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within one year after the effective date of the change in control, a participant’s employment is involuntary terminated other than for cause, then:

•	all of that participant’s outstanding options and SARs will become fully exercisable;

•	all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

•	the payout level attainable under all outstanding performance-based awards will vest based on target (if the change in control occurs during the first half of the performance period) or actual performance measured as of the end of the calendar quarter immediately preceding the change in control (if the change in control occurs during the second half of the performance period). In both cases, the awards will pay out on a pro rata basis, based on the time elapsed (in days) prior to the change in control.

(B)	Upon the occurrence of a change in control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board:

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•	all outstanding options and SARs will become fully exercisable;

•	all time-based vesting restrictions on outstanding awards will lapse; and

•	the payout level attainable under all outstanding performance-based awards will vest based on target (if the change in control occurs during the first half of the performance period) or actual performance measured as of the end of the calendar quarter immediately preceding the change in control (if the change in control occurs during the second half of the performance period). In both cases, the awards will pay out on a pro rata basis, based on the time elapsed (in days) prior to the change in control.

Other Reasons

The Compensation Committee may, in its sole discretion determine that, upon a participant’s termination of service for any reason or a change in control, all or a portion of such participant’s awards shall become fully or partially exercisable, that some or all restrictions shall lapse, and that any performance criteria shall be deemed fully or partially satisfied. The Compensation Committee may discriminate among participants and among awards in exercising this discretion.

Adjustments

In the event of a nonreciprocal transaction between the Company and its shareowners that causes the per share value of the Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Compensation Committee must make such adjustments to the 2014 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or one of the transactions described above), the 2014 Plan authorizes the Compensation Committee to make certain discretionary adjustments to outstanding awards.

Forfeiture Events

Awards under the 2014 Plan will be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable to the participant. An award agreement may specify that an award will be reduced, cancelled, forfeited or recouped upon certain events, including (i) termination of employment for cause, (ii) violation of material Company and affiliate policies, (iii) breach of noncompetition, confidentiality or other restricted covenants that may apply to the participant, (iv) other conduct by the participant that is detrimental to the business or reputation of the Company or any affiliate, (v) a later determination that the vesting of, or amount realized from, a performance award was based on materially inaccurate financial statements or performance metric criteria, whether or not the participant caused or contributed to such inaccuracy. The Company will also seek to recover any awards made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other law or the listing standards of the NYSE.

Termination and Amendment

If the 2014 Plan is approved at the 2014 Annual Meeting of Shareowners, it will terminate on the date of the 2024 Annual Meeting of Shareowners, or, if the shareowners approve an amendment to the 2014 Plan that increases the number of shares subject to the 2014 Plan, the tenth anniversary of the date of such approval, unless earlier terminated by the Board or the Compensation Committee.

The Board or the Compensation Committee may, at any time and from time to time, amend, modify or terminate the 2014 Plan, but if an amendment to the 2014 Plan would (i) materially increase the number of shares available, (ii) expand the types of awards, (iii) materially expand the class of eligible participants, (iv) materially extend the term or (v) otherwise constitute a material change requiring shareowner approval under applicable laws, policies or regulations or the applicable listing or other requirements of the NYSE, then such amendment shall be subject to shareowner approval. The Board or the Compensation Committee may also condition any other amendment or modification of the 2014 Plan on the approval of the Company’s shareowners.

The Compensation Committee may amend, modify or terminate an outstanding award without approval of the participant, provided however, (i) subject to the terms of the applicable award agreement, the value of such award may not be reduced or diminished without the participant’s consent, (ii) the original term of an option or SAR may not be extended without prior approval of the Company’s shareowners, (iii) subject to the anti-dilution provisions of the 2014 Plan, the exercise price of an option or base price of a SAR may not be reduced, directly or indirectly, without the prior approval of the Company’s shareowners, and (iv) no termination, amendment or modification of the 2014 Plan will adversely affect any award previously made under the 2014 Plan, without the consent of the affected participant.

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Prohibition on Repricing

As indicated above under “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareowners. The exchange of an “underwater” option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareowners.

Certain U.S. Federal Tax Effects

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the making, exercise and vesting of awards under the 2014 Plan and the subsequent sale of Common Stock acquired under the 2014 Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Nonstatutory Stock Options

There will be no federal income tax consequences to the optionee or to the Company upon the grant of a stock option under the 2014 Plan. When the optionee exercises a stock option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise over the exercise price, and the Company expects that it will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Stock Appreciation Rights

A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and the Company expects that it will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock

Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Tax Code Section 162(m). If the participant files an election under Tax Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Tax Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Tax Code Section 83(b) election. To the extent unrestricted dividends are paid during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has made a Tax Code Section 83(b) election, in which case the dividends will thereafter be taxable to the participant as dividends and will not be deductible by the Company.

Stock Units

A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Stock unit awards are typically restricted stock units or performance share units. Upon receipt of shares of Common Stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Tax Code Section 162(m).

Cash-Based Awards

A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Tax Code Section 162(m).

Tax Code Section 409A

If an award is subject to Tax Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2014 Plan, however, are intended to be exempt from the application of Tax Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

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Tax Withholding

The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy the Company’s federal, state and local tax withholding obligations (including employment taxes) imposed by law with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2014 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Foreign Jurisdictions

In order to foster and promote achievement of the material purposes of the 2014 Plan in foreign jurisdictions and to fairly accommodate for differences in local law, tax policy or custom, the Compensation Committee may adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of any non-U.S. jurisdictions in which the Company or any affiliate may operate, in order to assure the viability of the benefits of awards made to participants located in such other jurisdictions and to further the objectives of the 2014 Plan.

Benefits to Named Executive Officers and Others

No awards have been granted under the 2014 Plan. If the 2014 Plan is approved, awards will be granted at the discretion of the Compensation Committee. Accordingly, future benefits under the 2014 Plan are not determinable.

The Board of Directors recommends a vote FOR the proposal to approve The Coca-Cola Company 2014 Equity Plan.

EQUITY COMPENSATION PLAN INFORMATION

All numbers in the below table are as of December 31, 2013.

					Number of Securities Remaining
	Number of Securities to be		Weighted-Average Exercise		Available for Future Issuance
	Issued Upon Exercise of		Price of Outstanding		Under Equity Compensation
	Outstanding Options,		Options, Warrants and		Plans (Excluding Securities
	Warrants and Rights		Rights		Reflected in Column (a))
Plan Category	(a)		(b)		(c)
Equity Compensation Plans Approved by Security Holders	331,208,754	[1]	$29.42	[2]	137,816,203	[3]
Equity Compensation Plans Not Approved by Security Holders	0		N/A		0
TOTAL	331,208,754				137,816,203
1	Includes 302,758,538 shares issuable pursuant to outstanding options under the 1999 Stock Option Plan, the 2002 Stock Option Plan and the 2008 Stock Option Plan. The weighted-average exercise price of such options is $29.53. Also includes 25,667,412 full-value awards of shares outstanding under the 1989 Restricted Stock Plan and the 1983 Restricted Stock Plan, including shares that may be issued pursuant to outstanding PSUs, based on certified financial results, where applicable, and otherwise assuming the target award is met. In connection with the CCE Transaction, certain outstanding awards relating to CCE common stock granted under shareowner-approved CCE equity incentive plans were replaced with awards relating to the Company’s Common Stock. As a result, the table above includes 2,723,692 shares issuable pursuant to outstanding options under the following CCE equity incentive plans which were assumed by the Company in connection with the CCE Transaction: Coca-Cola Enterprises Inc. 2001 Stock Option Plan, Coca-Cola Enterprises Inc. 2004 Stock Award Plan and Coca-Cola Enterprises Inc. 2007 Incentive Award Plan. The weighted-average exercise price of such options is $18.02. Also includes 59,112 full-value awards of shares outstanding under the Coca-Cola Enterprises Inc. 2007 Incentive Award Plan, which were assumed by the Company in connection with the CCE Transaction, including shares that may be issued pursuant to outstanding PSUs, based on certified financial results.
2	The weighted-average term of the outstanding options is 5.82 years.
3	Includes 84,241,562 options which may be issued pursuant to future awards under the 1999 Stock Option Plan and the 2008 Stock Option Plan and 24,567,303 shares of Common Stock that may be issued pursuant to the 1983 Restricted Stock Plan and the 1989 Restricted Stock Plan, including shares that may be issued pursuant to outstanding PSUs, based on certified financial results, where applicable, and otherwise assuming the target award is met. The maximum term of the options is ten years. Includes 2,164,220 options which may be issued pursuant to future awards under the Coca-Cola Enterprises Inc. 2001 Stock Option Plan and 26,843,118 shares of Common Stock which may be issued pursuant to future awards under the Coca-Cola Enterprises Inc. 2004 Stock Award Plan and Coca-Cola Enterprises Inc. 2007 Incentive Award Plan, which could be in the form of stock options, restricted stock, restricted stock units and performance share units, including shares that may be issued pursuant to outstanding PSUs, based on certified financial results. The maximum term of the options is ten years. Future awards under such plans may only be granted to individuals who were employed by CCE or its subsidiaries immediately prior to the CCE Transaction or who have been hired by the Company following the CCE Transaction. Does not include shares that will be available under the 2014 Plan, if approved.

Share units credited under the Supplemental 401(k) Plan, the CCR Supplemental MESIP and the Directors’ Plan are not included in the table above since payouts under those plans are in cash.

The Company provides a matching contribution in Common Stock under various plans throughout the world. No shares are issued by the Company under any of these plans and therefore these plans are not included in the table above. Shares are purchased on the open market by a third-party trustee. These plans are exempt from the shareowner approval requirements of the NYSE. These plans are as follows:

401(k) and Savings Plans (U.S.). There are several 401(k) and savings plans in the U.S. that include a Company matching contribution component, including the Company’s primary plan, the 401(k) Plan. Beginning January 1, 2012, under the 401(k) Plan, the Company matches employee contributions up to a maximum of 3.5% of an employee’s compensation, subject to limits imposed by the Tax Code. Employees vest in the matching contributions over two years. Generally, employees may not withdraw the matching contributions until termination of employment. The other 401(k) and savings plans

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that include a Common Stock matching contribution component match employee contributions up to a maximum of between 3% to 3.5% of an employee’s compensation, subject to limits imposed by the Tax Code, include vesting provisions of between two and three years and have similar withdrawal restrictions as the 401(k) Plan.

The Coca-Cola Export Corporation Employee Share Savings Scheme (UK). The Company matches employee contributions to a maximum of £1,500 per year. The employee is vested in the matching contributions once a month when matching shares of Common Stock are purchased. However, the matching shares of Common Stock may not be withdrawn before a five-year holding period without adverse tax consequences.

Employees’ Savings and Share Ownership Plan of Coca-Cola Ltd. (Canada). For employees hired before 2012, the Company matches 50% of an employee’s contributions up to a maximum of 4% of the employee’s salary and incentive, where applicable, and the employee is immediately vested in the matching contributions. For employees hired after January 1, 2012, the Company matches employee contributions up to a maximum of 3.5% of an employee’s compensation after one year of service and the employees vest in the matching contributions immediately. However, the matching contributions may not be withdrawn until termination of employment.

Employee Savings and Investment Plan of Coca-Cola Refreshments Canada Company (Canada). After one year of employment and a specified minimum hours worked, the Company matches 50% of a full-time employee’s contributions of 2% to 6% (union) or 2% to 7% (non-union) of eligible earnings, up to a corresponding Company maximum of 3% or 3.5%, as applicable. The employee is immediately vested in the matching contributions. However, the matching contributions may not be withdrawn until termination of employment.

Employee Stockholding Program (Japan). The employee must be employed for at least three years in order to participate and the Company matches contributions up to 1.8% of an employee’s annual base salary. The employee is immediately vested in the matching contributions. However, the matching contributions may not be withdrawn until the employee terminates from the Company or if the employee requests to terminate from the plan. Specific regulations apply for cases when employees request to terminate from the plan.

Share Savings Plan (Denmark). The Company matches contributions up to 3% of an employee’s salary. The employee is immediately vested in the matching contributions. However, the matching contributions may not be withdrawn for five years without tax liability.

The Company also sponsors employee share purchase plans in several jurisdictions outside the U.S. The Company does not grant or issue Common Stock pursuant to these plans, but does facilitate the acquisition of Common Stock by employees in a cost-efficient manner. These plans are not equity compensation plans.

AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee (the “Audit Committee”) is composed entirely of non-management Directors as described on page 30. The members of the Audit Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. In 2013, the Audit Committee held nine meetings. The Audit Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter, which complies with all current regulatory requirements, can be viewed on the Company’s website, www.coca-colacompany.com, click on “Investors,” then “Corporate Governance,” then “Board Committees & Charters.” Additionally, the Committee has continued its long-standing practice of having independent legal counsel.

During 2013, at each of its regularly scheduled meetings, the Audit Committee met with the senior members of the Company’s financial management team. Additionally, the Audit Committee had separate private sessions, during its regularly scheduled meetings, with the Company’s general counsel or his designee, independent auditors, and the chief of internal audit, at which candid discussions regarding financial management, legal, accounting, auditing, and internal control issues took place. The Audit Committee also meets with the chief ethics and compliance officer annually to discuss the effectiveness of the Company’s compliance program and receives status reports at each meeting of compliance issues. The Audit Committee’s agenda is established by the Audit Committee’s chairman and the chief of internal audit.

The Audit Committee is updated periodically on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment, and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has also discussed with the independent auditors the Company’s internal control assessment process, management’s assessment with respect thereto and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting.

The Audit Committee reviewed with senior members of management, including the chief of internal audit and general counsel, and the independent auditors, significant risks and exposures identified by management, the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Company’s Codes of Business Conduct, and the Company’s quality, safety, environmental assurance and information technology security programs.

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The Audit Committee evaluates the performance of the Company’s independent auditors, including the senior audit engagement team, each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ global capabilities, and the auditors’ technical expertise, tenure as the Company’s independent auditors and knowledge of the Company’s global operations and industry. Based on this evaluation, the Audit Committee decided to engage Ernst & Young LLP as our independent auditors for the year ended December 31, 2013, and reviewed with senior members of the Company’s financial management team, the independent auditors, and the chief of internal audit, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent auditors of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its long-standing practice of recommending that the Board ask the shareowners, at their annual meeting, to ratify the appointment of the independent auditors (see Item 4 beginning on page 95).

Management has reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K with the Audit Committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations and reviewed certifications prepared by the Chairman and Chief Executive Officer and the Chief Financial Officer that the unaudited quarterly and audited consolidated financial statements of the Company fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company, and have expressed to both management and the auditors their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent auditors, the Audit Committee asks them to address, and discusses their responses to, several questions that the Audit Committee believes are particularly relevant to its oversight.

These questions include:

Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

Based on the independent auditors’ experience, and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

Based on the independent auditors’ experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Audit Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a more meaningful dialogue that provides a basis for its oversight judgments.

The Audit Committee also discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communication with the Audit Committee concerning independence, and has discussed with the independent auditors their independence. The Audit Committee considered with the independent auditors whether the provision of non-audit services provided by them to the Company during 2013 was compatible with their independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent auditors, who are engaged to audit and report on the consolidated financial statements of the Company and subsidiaries and the effectiveness of the Company’s internal control over financial reporting.

In reliance on these reviews and discussions, and the reports of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

Evan G. Greenberg, Chair
Ronald W. Allen
Donald F. McHenry
Peter V. Ueberroth

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ITEM 4 -	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company’s Independent Auditors and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the Independent Auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the Independent Auditors and the associated fees.

The Audit Committee evaluates the performance of the Company’s Independent Auditors, including the senior audit engagement team, each year and determines whether to reengage the current Independent Auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ global capabilities and the auditors’ technical expertise and knowledge of the Company’s global operations and industry. In connection with the mandated rotation of the Independent Auditors’ lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of the new lead engagement partner.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as Independent Auditors for the fiscal year ending December 31, 2014. Ernst & Young LLP has served as the Company’s Independent Auditors for many years and is considered by management to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Independent Auditors is in the best interests of the Company and its shareowners.

As a matter of good corporate governance, the Audit Committee submits its selection of the Independent Auditors to our shareowners for ratification. If the shareowners should not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided by Ernst & Young LLP for fiscal years 2013 and 2012.

	2013 Fees	2012 Fees
	(In thousands)	(In thousands)
Audit Fees	$28,815	$30,691
Audit-Related Fees	3,257	4,543
Tax Fees	5,366	4,811
All Other Fees	42	200

Audit Fees. This category includes fees associated with the annual audit and the audit of internal control over financial reporting, registration statements in 2013 and 2012, the reviews of the Company’s Quarterly Reports on Form 10-Q, and statutory audits required internationally.

Audit-Related Fees. This category consists of fees for services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.” These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, employee benefit plan audits, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of fees for services that are not included in the above categories and primarily include advisory services related to process assessments and data analytics services.

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Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Independent Auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the Independent Auditors.

Under the policy, pre-approval is generally provided for work associated with the following:

registration statements under the Securities Act of 1933, as amended (for example, comfort letters or consents);

statutory or other financial audit work for non-U.S. subsidiaries that is not required for the 1934 Act audits;

due diligence work for potential acquisitions or dispositions;

attest services not required by statute or regulation;

adoption of new accounting pronouncements or auditing and disclosure requirements for financial or non-financial data and accounting or regulatory consultations;

internal control reviews and assistance with internal control reporting requirements;

review of information systems security and controls;

tax compliance, tax planning and related tax services, excluding any tax service prohibited by regulatory or other oversight authorities, expatriate and other individual tax services; and

assistance and consultation on questions raised by regulatory agencies.

For each proposed service, the Independent Auditors are required to provide detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair the Independent Auditors’ independence.

The Audit Committee has approved in advance certain permitted services whose scope is routine across business units, including statutory or other financial audit work for non-U.S. subsidiaries that is not required for the 1934 Act audits.

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any covered person of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at this year’s Annual Meeting of Shareowners. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the Independent Auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting of Shareowners.

The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as Independent Auditors.

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SHAREOWNER PROPOSAL

The following proposal was submitted by joint shareowners. If the proponent, or a representative who is qualified under state law, is present and submits such proposal for a vote, then the proposal will be voted on at the Annual Meeting of Shareowners. Approval of the following proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting of Shareowners. In accordance with federal securities regulations, we include the shareowner proposal plus any supporting statements exactly as submitted by the proponent. To make sure readers can easily distinguish between material provided by the proponent and material provided by the Company, we have put a box around material provided by the proponent.

ITEM 5 -	SHAREOWNER PROPOSAL REGARDING AN INDEPENDENT BOARD CHAIRMAN

John Chevedden, on behalf of James McRitchie and Myra K. Young, 9295 Yorkship Court, Elk Grove, CA 95758, owners of 100 shares of Common Stock, submitted the following proposal:

RESOLVED: Shareholders request that our Board of Directors to adopt a policy, and amend other governing documents as necessary to reflect this policy, to require the Chair of our Board of Directors to be an independent member of our Board. This independence requirement shall apply prospectively so as not to violate any contractual obligation at the time this resolution is adopted. Compliance with this policy is waived if no independent director is available and willing to serve as Chair. The policy should also specify how to select a new independent chairman if a current chairman ceases to be independent between annual shareholder meetings.

When our CEO is our board chairman, this arrangement can hinder our board’s ability to monitor our CEO’s performance. Many companies already have an independent Chairman. An independent Chairman is the prevailing practice in the United Kingdom and many international markets. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix. Plus we did not have a Lead Director. James Robinson, with a whopping 38-years of tenure was our “presiding director.”

This proposal should also be more favorably evaluated due to our Company’s clearly improvable environmental, social and corporate governance performance as reported in 2013:

GMI Ratings, an independent investment research firm, rated our board F and rated our executive pay D - $30 Million for Muhtar Kent. Mr. Kent had an excessive pension, was given excessive perks and could get long-term incentive pay for below-median performance. There was no effective stock ownership guidelines for Mr. Kent.

We had an entrenched board with 16 to 38 years tenure each for Samuel Nunn, Ronald Allen, Peter Ueberroth, Herbert Allen, Donald McHenry and James Robinson. Jacob Wallenberg, Barry Diller and Ronald Allen each received l0% to 32% in negative votes. We also had overboarded directors and overboarded audit committee members. Not one non-executive director had general expertise in risk management. GMI said Coca-Cola had a higher accounting and governance risk than 95% of companies and had a higher shareholder class action litigation risk than 93% of all rated companies in this region.

GMI said our company been the target of allegations by a responsible party or media reports, or been subject to fine, settlement or conviction for sweat shop violations and child labor violations. Our company had come under investigation, or been subject to fine, settlement or conviction for engaging in anti-competitive behavior, such as price fixing, bid rigging or monopolistic practices Our company did not disclose its workplace safety record in its annual report.

Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:

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Statement Against Shareowner Proposal Regarding an Independent Board Chairman

The Board believes that leadership of both the Board and the Company by Muhtar Kent is the optimal structure to guide the Company and maintain the focus required to achieve the business goals set forth in the Company’s 2020 Vision.

The Company’s existing leadership structure–a combined Chairman of the Board and Chief Executive Officer, an independent Presiding Director, active and strong non-employee Directors and Board Committees led primarily by independent Directors–is effective and currently serves the business and shareowners well. It is also important to note that all Directors play an active role in overseeing the Company’s business both at the Board and committee level. See “Board Leadership Structure” beginning on page 29.

The Company’s business is complex and its products are sold in more than 200 countries around the world. Mr. Kent, as Chief Executive Officer, travels extensively and is closest to the many facets of the business. Mr. Kent, also serving in the critical role of Chairman of the Board, allows for his timely and unfiltered communication with the Board on critical business matters. Further, most of the Company’s products are manufactured and sold by bottling partners around the world, most of which are separate, unconsolidated companies. This franchise structure requires the Chief Executive Officer to have strong relationships with the leaders of the bottlers. Having a single person as both Chairman of the Board and Chief Executive Officer ensures that the Company is represented by a single voice with our bottling partners, and also with our customers, consumers and other stakeholders.

While our Board is satisfied that combining the roles of Chairman and Chief Executive Officer has served our shareowners well over time, and will continue to do so, it is important to note that if we believed that a different leadership structure was warranted we would make a change. Under the current structure the Board retains the flexibility to make these kinds of changes.

Having this flexibility to select the appropriate structure based on the specific needs of the business is critical, and it is part of the judgment a board should exercise. We believe that a specifically defined approach that ties the Board’s hands will not serve shareowners well over time.

Shareowners can be confident that the Board is strongly supportive of advancing appropriate and effective corporate governance mechanisms to enhance long-term shareowner value. For example, our Company was the first major company to expense stock options. We instituted annual election of Directors; instituted a majority vote by-law in uncontested Director elections; require shareowner approval of certain executive severance agreements; provide for the right of shareowners to call a special meeting and provide for an independent Presiding Director. We encourage shareowners to learn more about our Company’s governance practices at our website, www.coca-colacompany.com.

The combined roles of Chairman and Chief Executive Officer have served the Company’s shareowners well for many years, and we believe that combining the roles continues to be the appropriate leadership structure for the Company.

The Board of Directors recommends a vote AGAINST the proposal regarding an independent Board Chairman.

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QUESTIONS AND ANSWERS

PROXY MATERIALS AND VOTING INFORMATION

1.	What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2014 Annual Meeting of Shareowners include the Notice of Annual Meeting, this proxy statement and our Form 10-K. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated three of our officers as proxies for the 2014 Annual Meeting of Shareowners. These three officers are Alexander B. Cummings, Jr., Bernhard Goepelt and Kathy N. Waller.

The form of proxy and this proxy statement have been approved by the Board of Directors and are being provided to shareowners by its authority.

2.	What is the difference between holding shares as a shareowner of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a shareowner of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.

3.	What shares are included on the proxy card?

If you are a shareowner of record, you will receive only one notice or proxy card for all the shares of Common Stock you hold in certificate form, in book-entry form and in any Company benefit plan.

If you are a Company employee and hold shares of Common Stock in one of our 401(k) or other savings plans, it is important that you direct the plan’s administrator how to vote your shares. If you hold shares of Common Stock in The Coca-Cola Company 401(k) Plan, any other U.S. 401(k) or savings plan administered by Mercer Trust Company, the Caribbean Refrescos, Inc. Thrift Plan, or a Canadian savings plan and do not vote your shares or specify your voting instructions on your proxy card, the administrator of the applicable plan will vote your shares in the same proportion as the shares for which they have received voting instructions. To allow sufficient time for voting by the administrators, your voting instructions must be received by April 18, 2014.

If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your shares of Common Stock.

4.	What different methods can I use to vote?

By Written Proxy. All shareowners of record can vote by written proxy card. If you are a shareowner of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.

By Telephone or Internet. All shareowners of record also can vote by touchtone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the notice or proxy card, or through the Internet, using the procedures and instructions described on the notice or proxy card. Beneficial owners may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate shareowners’ identities, to allow shareowners to vote their shares and to confirm that their instructions have been recorded properly.

In Person. All shareowners of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 19.

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5.	What are my voting choices for each of the proposals to be voted on at the 2014 Annual Meeting of Shareowners and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard
Item 1: Election of Directors	vote in favor of all nominees;	Majority of votes cast
vote in favor of specific nominees;
vote against all nominees;
vote against specific nominees;
abstain from voting with respect to all nominees; or
abstain from voting with respect to specific nominees.
The Board recommends a vote FOR each of the Director nominees.
Item 2: Advisory Vote to Approve Executive Compensation	vote in favor of the advisory proposal;	Majority of votes cast
vote against the advisory proposal; or
abstain from voting on the advisory proposal.
The Board recommends a vote FOR the advisory vote to approve executive compensation.
Item 3: Approval of The Coca-Cola Company 2014 Equity Plan	vote in favor of the proposal;	Majority of votes cast
vote against the proposal; or
abstain from voting on the proposal.
The Board recommends a vote FOR the approval of The Coca-Cola Company 2014 Equity Plan.
Item 4: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	vote in favor of the ratification;	Majority of votes cast
vote against the ratification; or
abstain from voting on the ratification.
The Board recommends a vote FOR the ratification.
Item 5: Shareowner Proposal	vote in favor of the proposal;	Majority of votes cast
vote against the proposal; or
abstain from voting on the proposal.
The Board recommends a vote AGAINST the shareowner proposal.

As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation programs, values the opinions expressed by shareowners and will consider the outcome of the vote when making future compensation decisions. See page 47 for a discussion of the results of the 2013 advisory vote.

6.	What if I am a shareowner of record and do not specify a choice for a matter when returning a proxy?

Shareowners should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

FOR the election of all Director nominees as set forth in this proxy statement;

FOR the advisory vote to approve executive compensation;

FOR the approval of The Coca-Cola Company 2014 Equity Plan;

FOR the proposal to ratify the appointment of Ernst & Young LLP as Independent Auditors; and

AGAINST the shareowner proposal.

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7.	What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of Directors, the advisory vote to approve executive compensation, the proposal to approve The Coca-Cola Company 2014 Equity Plan and the shareowner proposal are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as Independent Auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8.	How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals and will not affect the outcome of the vote.

9.	What can I do if I change my mind after I vote my shares?

Shareowners can revoke a proxy prior to the completion of voting at the meeting by:

giving written notice to the Office of the Secretary of the Company;

delivering a later-dated proxy; or

voting in person at the meeting (if you are a beneficial owner, see the response to question 19).

10.	Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

The Notice of Annual Meeting, proxy statement and the Form 10-K are available at www.edocumentview.com/coca-cola. In addition, shareowners are able to access these documents on the Annual Meeting page of the Company’s website at www.coca-colacompany.com/investors/shareowner_meeting. Instead of receiving future copies of our Notice of Annual Meeting, proxy statement and the Form 10-K by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.

Electronic Shareowner Document Delivery

Electronic delivery offered since 2005.

The Company has a tree planted on behalf of each shareowner that signs up.

Approximately 360,000 trees planted on behalf of Company shareowners.

Shareowners of Record. If you vote on the Internet, simply follow the prompts for enrolling in the electronic shareowner document delivery service. You also may enroll in this service at any time in the future by going directly to www.eTree.com/coca-cola and following the enrollment instructions. As a thank you to each shareowner enrolling in electronic delivery, the Company will have a tree planted on the shareowner’s behalf at no cost to the shareowner.

Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.

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11.	Item 3 requests the approval of The Coca-Cola Company 2014 Equity Plan. How can I learn more and review a copy of this plan?

The material features of The Coca-Cola Company 2014 Equity Plan are summarized in Item 3 of this proxy statement beginning on page 83. A copy of The Coca-Cola Company 2014 Equity Plan is available on our website at www.coca-colacompany.com/investors/shareowner_meeting and the SEC website at www.sec.gov, where it is an appendix to the electronic version of this proxy statement. We will provide shareowners with a copy of The Coca-Cola Company 2014 Equity Plan without charge if you call Shareowner Services at (404) 676-2777. You can also receive a copy by sending a request by regular mail to The Coca-Cola Company, Shareowner Services, P.O. Box 1734, Atlanta, Georgia 30301, by e-mail to shareownerservices@coca-cola.com or by fax to (404) 676-8409. Copies will also be available at the 2014 Annual Meeting of Shareowners.

12.	Are votes confidential? Who counts the votes?

We will continue our long-standing practice of holding the votes of all shareowners in confidence from Directors, officers and employees except:

as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

in the case of a contested proxy solicitation;

if a shareowner makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

to allow the independent inspectors of election to certify the results of the vote.

We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

13.	When will the Company announce the voting results?

We will announce the preliminary voting results at the 2014 Annual Meeting of Shareowners. The Company will report the final results on our website and in a Current Report on Form 8-K filed with the SEC.

14.	Does the Company have a policy about Directors’ attendance at the Annual Meeting of Shareowners?

The Company does not have a policy about Directors’ attendance at the Annual Meeting of Shareowners, but Directors are encouraged to attend. All Directors at the time and Director nominees, except for two, attended the 2013 Annual Meeting of Shareowners.

15.	How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Georgeson Inc. to assist with the solicitation of proxies for an estimated fee of $25,000 plus expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.

Our Directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

16.	What is householding?

As permitted by the 1934 Act, only one copy of this proxy statement is being delivered to shareowners residing at the same address, unless the shareowners have notified the Company of their desire to receive multiple copies of the proxy statement. This is known as householding.

The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any shareowner residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Office of the Secretary as described in the response to question 25.

Shareowners of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, Computershare, to request that only a single copy of the proxy statement be mailed in the future.

Contact Computershare by phone at (888) 265-3747 or by mail at 250 Royall Street, Canton, MA 02021.

Beneficial owners, as described in the response to question 19, should contact their bank, broker or other nominee.

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17.	What information from this proxy statement is incorporated by reference into certain Company SEC filings?

The Company has made previous filings under the Securities Act of 1933, as amended, and the 1934 Act that incorporate future filings, including this proxy statement, in whole or in part. However, the Report of the Compensation Committee and the Report of the Audit Committee shall not be incorporated by reference into any such filings.

ANNUAL MEETING INFORMATION

18.	How do I attend the 2014 Annual Meeting of Shareowners in person?

IMPORTANT NOTE: If you plan to attend the annual meeting, you must follow these instructions to gain admission.

All attendees will need to bring a photo ID to gain admission. Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.

Attendance at the meeting is limited to shareowners as of the record date (February 24, 2014) or their authorized named representatives.

Shareowners of record: If you are a shareowner of record and receive your proxy materials by mail, your admission ticket is attached to your proxy card. If you are a shareowner of record and receive your materials electronically, and vote via the Internet, there will be instructions to follow when voting to print out your admission ticket.

Beneficial owners: If you are a beneficial owner, bring the notice or voting instruction form you received from your bank, broker or other nominee to be admitted to the meeting. You also may bring your bank or brokerage account statement reflecting your ownership of Common Stock as of February 24, 2014 with you to the meeting. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 19.

Authorized named representatives: If you are a shareowner as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, you must send a written request for an admission ticket by regular mail to The Coca-Cola Company, Shareowner Services, P.O. Box 1734, Atlanta, Georgia 30301, by e-mail to shareownerservices@coca-cola.com or by fax to (404) 676-8409. Requests for authorized named representatives to attend the meeting must be received no later than Friday, April 18, 2014.

Please include the following information when submitting your request:

(1)	Your name, complete mailing address and e-mail address;

(2)	Proof that you own shares of the Company as of February 24, 2014 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage account statement or a letter from the bank, broker or other nominee holding your shares).

(3)	A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. We reserve the right to limit the number of representatives who may attend the meeting.

Ensuring the 2014 Annual Meeting of Shareowners is safe and productive is our top priority. As such, failure to follow these admission procedures may result in being denied admission or being directed to view the meeting in an overflow room. Because seating in the main meeting room is limited, and in order to be able to address security concerns, we reserve the right to direct attendees to view the meeting in an overflow room. In addition, failure to follow the meeting procedures may result in ejection from the meeting, being directed to view the meeting in an overflow room and/or being denied admission to this and future meetings.

If you have questions regarding these admission procedures, please call Shareowner Services at (404) 676-2777.

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19.	How can I vote at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the annual meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will need to follow the procedures described in the response to question 18 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 18. However, you will not be able to vote your shares at the meeting. Accordingly, we encourage you to vote your shares in advance, even if you intend to attend the meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

20.	If I cannot attend in person, how can I view the live webcast of the meeting?

To view the live webcast of the meeting, you can visit the Annual Meeting page of our website, www.coca-colacompany.com/investors/ shareowner_meeting. An archived copy of the webcast will be available until approximately June 2014.

21.	What information is included on the Annual Meeting page of the Company’s website?

We have greatly enhanced the Annual Meeting page of our website to allow our shareowners to (a) easily access the Company’s proxy materials, (b) learn more about our Company, (c) submit written or video questions in advance of the 2014 Annual Meeting of Shareowners, (d) vote through the Internet and (e) access the webcast of the meeting. To submit a written or video question in advance of the Annual Meeting, you must have your control number available, which can be found on your notice, proxy card or voting instruction form. Shareowners may access the Annual Meeting page of our website at www.coca-colacompany.com/investors/shareowner_meeting.

22.	Could any additional proposals be raised at the 2014 Annual Meeting of Shareowners?

Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Shareowners, which may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 25 for how to submit a proposal for action at the 2015 Annual Meeting of Shareowners.

COMPANY DOCUMENTS, COMMUNICATIONS AND SHAREOWNER PROPOSALS

23.	How can I view or request copies of the Company’s corporate documents and SEC filings?

The Company’s website contains the Company’s Certificate of Incorporation, By-Laws, Corporate Governance Guidelines, Board Committee Charters, the Codes of Business Conduct and the Company’s SEC filings. To view these documents, go to www.coca-colacompany.com, click on “Investors” and click on “Corporate Governance.” To view the Company’s SEC filings and Forms 3, 4 and 5 filed by the Company’s Directors and executive officers, go to www.coca-colacompany.com, click on “Investors” and click on “SEC Filings.”

We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, the Board Committee Charters or the Codes of Business Conduct to any shareowner requesting a copy. Requests should be directed to the Office of the Secretary as described in the response to question 25.

We will promptly deliver free of charge, upon request, a copy of the Form 10-K to any shareowner requesting a copy. Requests should be directed to the Company’s Consumer and Industry Affairs Department, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301.

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24.	How can I communicate with the Company’s Directors?

Communications can be addressed to Directors in care of the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301 or by e-mail to shareownerservices@coca-cola.com. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, illegal or similarly unsuitable items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the Chairman of the Committee on Directors and Corporate Governance. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

25.	How do I submit a proposal for action at the 2015 Annual Meeting of Shareowners?

A proposal for action to be presented by any shareowner at the 2015 Annual Meeting of Shareowners will be acted upon only:

if the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the 1934 Act, the proposal is received at the Office of the Secretary on or before November 7, 2014; or

if the proposal is not to be included in the proxy statement, pursuant to our By-Laws, the proposal is submitted in writing to the Office of the Secretary on or before December 24, 2014, and such proposal is, under Delaware General Corporation Law, an appropriate subject for shareowner action.

In addition, the shareowner proponent, or a representative who is qualified under state law, must appear in person at the 2015 Annual Meeting of Shareowners to present such proposal.

Proposals should be sent to the Office of the Secretary (1) by mail to the Office of the Secretary, The Coca-Cola Company, P.O. Box 1734, Atlanta, Georgia 30301, (2) by e-mail to shareownerservices@coca-cola.com or (3) by fax to (404) 676-8409.

*       *       *

Gloria K. Bowden

Associate General Counsel
and Secretary

Atlanta, Georgia
March 7, 2014

The 2013 Annual Report on Form 10-K includes our financial statements for the year ended December 31, 2013. We have furnished the 2013 Annual Report on Form 10-K to all shareowners. The 2013 Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

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ANNEX A

RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

For additional details regarding the reconciliation of GAAP and non-GAAP financial measures below, see the Company’s Current Reports on Form 8-K filed with the SEC on February 18, 2014 and February 12, 2013. This information is also available in the “Investors” section of the Company’s website, www.coca-colacompany.com.

	Year Ended December 31, 2011
(UNAUDITED) (In millions except per share data)	Net income attributable to shareowners of The Coca-Cola Company	Diluted net income per share(1)
Reported (GAAP)	$8,584	$1.85
Items Impacting Comparability:
Asset Impairments/Restructuring	154	0.03
Productivity & Reinvestment	-	-
Productivity Initiatives	107	0.02
Equity Investees	45	0.01
CCE Transaction	241	0.05
Transaction Gains/Losses	(317)	(0.07)
Certain Tax Matters	(7)	-
Other Items	137	0.03
After Considering Items (Non-GAAP)	$8,944	$1.92

Note: Certain columns may not add due to rounding.

(1) 4,646 million average shares outstanding - diluted

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	Year Ended December 31, 2013
(UNAUDITED) (In millions except per share data)	Net operating revenues	Operating income	Net income attributable to shareowners of The Coca-Cola Company	Diluted net income per share(1)
Reported (GAAP)	$46,854	$10,228	$8,584	$1.90
Items Impacting Comparability:
Asset Impairments/Restructuring	-	383	383	0.08
Productivity & Reinvestment	-	494	319	0.07
Productivity Initiatives	-	(2)	(2)	-
Equity Investees	-	-	152	0.03
CCE Transaction	-	(2)	(1)	-
Transaction Gains/Losses	78	68	(266)	(0.06)
Certain Tax Matters	-	-	(35)	(0.01)
Other Items	3	91	240	0.05
After Considering Items (Non-GAAP)	$46,935	$11,260	$9,374	$2.08

	Year Ended December 31, 2012
(UNAUDITED) (In millions except per share data)	Net operating revenues	Operating income	Net income attributable to shareowners of The Coca-Cola Company	Diluted net income per share(2)
Reported (GAAP)	$48,017	$10,779	$9,019	$1.97
Items Impacting Comparability:
Asset Impairments/Restructuring	-	163	179	0.04
Productivity & Reinvestment	-	270	170	0.04
Productivity Initiatives	-	(10)	(7)	-
Equity Investees	-	-	(10)	-
CCE Transaction	-	(6)	(4)	-
Transaction Gains/Losses	6	3	(18)	-
Certain Tax Matters	-	-	(150)	(0.03)
Other Items	9	51	38	0.01
After Considering Items (Non-GAAP)	$48,032	$11,250	$9,217	$2.01

CURRENCY NEUTRAL:

(UNAUDITED)	Net operating revenues	Operating income	Net income attributable to shareowners of The Coca-Cola Company	Diluted net income per share
% Change - Reported (GAAP)	(2)	(5)	(5)	(3)
% Currency Impact	(2)	(4)	2	3
% Change - Currency Neutral Reported	-	(1)
% Structural Impact	(3)	(2)
% Change - Currency Neutral Reported and Adjusted for Structural Items	3	1
% Change - After Considering Items (Non-GAAP)	(2)	-
% Currency Impact After Considering Items (Non-GAAP)	(2)	(4)
% Change - Currency Neutral After Considering Items (Non-GAAP)	-	4
% Structural Impact After Considering Items (Non-GAAP)	(3)	(2)
% Change - Currency Neutral After Considering Items and Adjusted for Structural Items (Non-GAAP)	3	6

Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.

(1) 4,509 million average shares outstanding - diluted

(2) 4,584 million average shares outstanding - diluted

Diluted net income per share growth after considering items impacting comparability for the year ended December 31, 2013, included an unfavorable currency impact of approximately 4%. Currency neutral diluted net income per share growth after considering items impacting comparability for the year ended December 31, 2013, is approximately 8%.

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> “We at The Coca-Cola Company firmly believe there are no issues that will more shape or define the 21st century than the global empowerment of women; the management of the world's most precious water resources; and the well-being of the world's growing population.”

THANK YOU

Thank you for being a shareowner and for the trust you have in The Coca-Cola Company.

Women: We are advancing our 5by20 initiatives with a goal to enable the economic empowerment of 5 million women entrepreneurs across our global value chain by 2020.

Water: We continue progress against our goal to "give back" an amount of water equivalent to what we use in our beverages and their production by 2020.

Well-being: Last year, we announced global business commitments to offer low- or no-calorie beverage options in every market; to provide transparent nutrition information featuring calories on the front of all our packages; to support physical activity programs in every country where we do business; and to market responsibly, including no advertising to children under the age of 12.

Coca-Cola

Learn more at www.coca-colacompany.com/sustainability

Our 2014 Proxy Statement	Our 2013 Annual Report on Form 10-K	Our 2012/2013 Sustainability Report	Our Company website

THE COCA-COLA COMPANY

2014 Equity Plan

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of The Coca-Cola Company 2014 Equity Plan is to promote the success and enhance the value of The Coca-Cola Company by linking the personal interests of employees, officers and directors of the Company to those of Company shareowners and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. As used in this plan, the following words and phrases shall have the following meanings:

“Affiliate” means any Subsidiary or any entity that has an ongoing contractual relationship with the Company or a Subsidiary that provides such entity the rights to manufacture, sell and/or distribute brands of which the trademark is owned by the Company or a Subsidiary.

“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalents, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, made to an Eligible Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Award Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.

“Board” means the Board of Directors of the Company.

“Change in Control” means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the 1934 Act, provided that such a change in control shall be deemed to have occurred at such time as (i) any person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareowners of the Company approve any merger or consolidation as a result of which the Stock shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earning power of the Company, and such merger, consolidation, liquidation or sale is completed; or (iv) the shareowners of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were shareowners of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation, and such merger or consolidation is completed; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such times as a Change in Control would otherwise be deemed to have occurred, the Board determines otherwise. Additionally, no Change in Control will be deemed to have occurred under clause (i) if, subsequent to such time as a Change in Control would otherwise be deemed to have occurred, a majority of the Board in office prior to the acquisition of the securities by such person determines otherwise.

“Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

“Committee” means the Compensation Committee of the Board.

“Company” means The Coca-Cola Company, a Delaware corporation, and its successors.

“Continuous Service” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable; Continuous Service will not be interrupted under any of the following cases:

(i)	a Participant transfers employment, without interruption, between the Company and an Affiliate or between Affiliates,
(ii)	in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Subsidiary, but only if the Committee determines before the transaction closes that it will not result in an interruption of service; or
(iii)	the Participant is granted an unpaid leave of absence authorized in writing by the Company prior to its commencement that does not exceed twelve months. The Committee has final and conclusive authority to determine whether any other leave of absence constitutes a termination of Continuous Service. Any other leave of absence granted to a Participant must constitute a “bona fide leave of absence” under Treas. Reg. Section 1.409A-1(h) if the Participant’s Award is subject to Code Section 409A.

“Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

“Disability” means a condition for which the Participant becomes eligible for a disability benefit under the long term disability insurance policy issued to the Company providing basic long term disability insurance benefits pursuant to The Coca-Cola Company Health and Welfare Benefits Plan, or under any other long term disability plan which hereafter may be maintained by the Company, whether or not the Participant is covered by such plan. In the event of a dispute, the determination of whether a Participant has incurred a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

“Dividend Equivalent” means a right granted to a Participant under Article 12.

“Effective Date” has the meaning assigned such term in Section 3.1.

“Eligible Participant” means an employee, officer or director of the Company or any Subsidiary.

“Exchange” means the New York Stock Exchange, or if the Stock is no longer listed on the New York Stock Exchange, any national securities exchange on which the Stock may from time to time be listed.

“Fair Market Value,” on any date, means (i) the average of the high and low market prices at which a share of Stock shall have been sold on the date of the Award, or on the next preceding trading day if such date was not a trading date, as reported on the New York Stock Exchange Composite Transactions listing, or (ii) if the Stock is not listed on the New York Stock Exchange, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

“Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

“Independent Directors” means those members of the Board who qualify at any given time as (a) an “independent” director under the applicable rules of the Exchange, (b) a “non-employee” director under Rule 16b-3 of the 1934 Act, and (c) an “outside” director under Code Section 162(m).

“Non-Employee Director” means a director of the Company who is not a common law employee of the Company or a Subsidiary.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.

“Other Stock-Based Award” means a right granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

“Participant” means an individual to whom an Award has been made under the Plan.

“Performance Award” means any award made under the Plan pursuant to Article 10.

“Plan” means The Coca-Cola Company 2014 Equity Plan, as amended from time to time.

“Prior Plans” means The Coca-Cola Company 1999 Stock Option Plan, The Coca-Cola Company 2002 Stock Option Plan, The Coca-Cola Company 2008 Stock Option Plan, The Coca-Cola Company 1983 Restricted Stock Award Plan, The Coca-Cola Company

1989 Restricted Stock Award Plan, Coca-Cola Enterprises Inc. 2001 Stock Option Plan, Coca-Cola Enterprises Inc. 2004 Stock Award Plan and Coca-Cola Enterprises Inc. 2007 Incentive Award Plan.

“Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Award Date.

“Qualified Business Criteria” means one or more of the business criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

“Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

“Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash subject to 14.2) in the future, which right is subject to certain restrictions and to risk of forfeiture.

“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Code Section 162(m) that is set forth in Code Section 162(m)(4)(C) or any successor provision thereto.

“Shares” means shares of the Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 15), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

“Stock” means the $0.25 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

“Subsidiary” means any corporation, limited liability company, partnership or other entity, of which 50% or more of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

“Substitute Award” means an Award under Section 14.9 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. Subject to the approval of the Plan by the Company’s shareowners within 12 months after the Plan’s adoption by the Board, the Plan will become effective on February 20, 2014, the date the Plan was adopted by the Board (the “Effective Date”).

3.2. TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the date of the Company’s 2024 annual shareowners’ meeting or, if the shareowners approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by the Committee. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are Covered Employees or are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member fails to qualify as an Independent Director or fails to abstain from such action shall not invalidate any Award made by the Committee if the Award is otherwise validly made under the Plan.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. The Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards made under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3. AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 and 4.4 hereof, the Committee has the exclusive power, authority and discretion to:

(a)	Make Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be made to each Participant;

(d)	Determine the number of Awards to be made and the number of Shares or dollar amount to which an Award will relate;

(e)	Determine the terms and conditions of any Award made under the Plan;

(f)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)	Decide all other matters that must be determined in connection with an Award;

(h)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j)	Amend the Plan or any Award Agreement as provided herein; and

(k)	Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards made to Participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

Notwithstanding any of the foregoing, Awards made to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Section 5.4 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by a committee of the Board consisting solely of Independent Directors. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.

4.4. DELEGATION.

(a)	Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

(b)	Special Committee. The Committee may delegate to a special committee, consisting of one or more Independent Directors, the authority, within specified parameters as to the number and terms of Awards, to make Awards under this Plan, including to (i) designate officers and/or employees of the Company or any of its Subsidiaries to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the Awards made to Eligible Participants (a) who are subject to Section 16(a) of the 1934 Act at the Award Date, or (b) who as of the Award Date are Covered Employees or are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 500,000,000, which includes 66,948,651 Shares that were available for future grant under the Prior Plans as of the Effective Date. After the Effective Date, no further awards shall be made under the Prior Plans and the Prior Plans shall remain in effect only so long as awards made thereunder shall remain outstanding; provided, however, that Awards under Prior Plans may be made after the Effective Date subject to the following limitations: (1) 500,000 Shares under The Coca-Cola Company 1999 Stock Option Plan shall be reserved for future awards made to Eligible Participants located in the United Kingdom, (2) 1,000,000 Shares under The Coca-Cola Company 2008 Stock Option Plan and 150,000 Shares under The Coca-Cola Company 1989 Restricted Stock Award Plan shall be reserved for awards made to Eligible Participants located in China who are subject to the State Administration of Foreign Exchange rules, and (3) 1,700,000 Shares under The Coca-Cola Company 2008 Stock Option Plan and 250,000 Shares under             The Coca-Cola Company 1989 Restricted Stock Award Plan shall be reserved for awards made in 2014 outside of the normal equity award cycle to Eligible Participants.

5.2. SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Award Date as provided in subsection (a) below, but shall be added back to the Plan share reserve or otherwise treated in accordance with subsections (b) through (h) of this Section 5.2.

(a)	Awards of Options and Stock Appreciation Rights shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as one Share for each Share covered by such Awards, and Full Value Awards shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan as 5.0 Shares for each Share covered by such Awards.

(b)	The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(c)	Upon exercise of Stock Appreciation Rights that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(d)	Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a Participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(e)	Shares repurchased on the open market with the proceeds from the exercise of an Option shall not again be made available for issuance under the Plan.

(f)	To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based vesting requirements or to achieve performance goals, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards made under the Plan.

(g)	Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance under the Plan.

(h)	Substitute Awards made pursuant to Section 14.9 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(i)	Subject to applicable Exchange requirements, shares available under a shareowner-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards made to individuals who were not employees of the Company or its Subsidiaries immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market and may be subject to restrictions deemed appropriate by the Committee.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):

(a)	Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 3,000,000 Shares.

(b)	SARs. The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be 3,000,000 with respect to Shares.

(c)	Performance Awards. With respect to any one calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $20,000,000, and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 1,000,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any one calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar years in the performance period.

(d)	Awards to Non-Employee Directors. The maximum aggregate number of Shares associated with any Award made under the Plan in any calendar year to any one Non-Employee Director shall be 25,000 Shares.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants who are providing services to the Company or a Subsidiary.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Eligible Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.9) shall not be less than the Fair Market Value as of the Award Date.

(b)	Prohibition on Repricing. Except as otherwise provided in Article 15, without the prior approval of the shareowners of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e); provided, however, that, except in the event of a Change in Control, Disability or death of the Participant, no award shall provide that an Option shall be exercisable in whole or in part for a period of twelve months from Award Date. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Award Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (v) any other “cashless exercise” arrangement.

(e)	Exercise Term. No Option granted under the Plan shall be exercisable for more than ten years from the Award Date.

(f)	No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)	No Dividend Equivalents. No Option shall provide for Dividend Equivalents.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Eligible Participants on the following terms and conditions:

(a)	Right to Payment. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)	The Fair Market Value of one Share on the date of exercise; over

(2)	The base price of the SAR as determined by the Committee and set forth in the Award Agreement, which shall not be less than the Fair Market Value of one Share on the Award Date.

(b)	Prohibition on Repricing. Except as otherwise provided in Article 15, without the prior approval of the shareowners of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, and (iii) the Company may not repurchase a SAR for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)	Time and Conditions of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part. No SAR shall be exercisable for more than ten years from the Award Date.

(d)	No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)	No Dividend Equivalents. No SAR shall provide for Dividend Equivalents.

ARTICLE 9

RESTRICTED STOCK AND STOCK UNITS

9.1. RESTRICTED STOCK AND STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock and Restricted Stock Units to Eligible Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

9.2. ISSUANCE AND RESTRICTIONS. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement or any special Plan document governing an Award, a Participant shall have none of the rights of a shareowner with respect to Restricted Stock Units until Shares of Stock are released in settlement of such Awards.

9.3 DIVIDENDS ON RESTRICTED STOCK UNITS. In the case of Restricted Stock Units, the Participant shall not be entitled to receive dividends or Dividend Equivalents unless the Award Agreement specifically provides for such dividends or Dividend Equivalents, subject to Section 12.1.

9.4. FORFEITURE. Subject to the terms of the Award Agreement and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Award Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1. PERFORMANCE AWARDS. The Committee is authorized to make any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards made to each Eligible Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Agreement or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, a Subsidiary or a division, region, department or function within the Company or a Subsidiary. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or a Subsidiary conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the Participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the proposed modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. All Options and Stock Appreciation Rights granted to any Covered Employee are intended to qualify for the Section 162(m) Exemption as Qualified Performance-Based Awards even though they are not designated as Performance Awards.

11.2. PERFORMANCE AWARDS. All Performance Awards granted to any Covered Employee are intended to qualify for the Section 162(m) Exemption as Qualified Performance-Based Awards even though they are not designated specifically as Performance Awards.. The Committee shall establish performance goals for such Award within the time period prescribed by Code Section 162(m) based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a Subsidiary or a division, region, department or function within the Company or a Subsidiary:

•	increase in shareowner value (e.g., total shareowner return);
•	earnings per share;
•	stock price;
•	net income;
•	return on assets;
•	return on shareowners’ equity;
•	cash flow;
•	operating profit or operating margins;
•	revenue growth of the Company;
•	operating expenses;
•	quality as determined by the Company’s Quality Index;
•	economic profit;
•	return on capital;
•	return on invested capital;
•	earnings before interest, taxes, depreciation and amortization;
•	goals relating to acquisitions or divestitures;
•	unit case volume;
•	operating income;
•	brand contribution;
•	value share of Non Alcoholic Ready-To-Drink segment;
•	volume share of Non Alcoholic Ready-To-Drink segment;
•	net revenue;
•	gross profit;

•	profit before tax;
•	number of transactions;
•	productivity; and
•	service level.

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate, and may be calculated for a single year or calculated on a compound basis over multiple years. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles.

11.3. ACHIEVEMENT OF PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award must be at least twelve months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareowners for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to pay Dividend Equivalents with respect to Full-Value Awards made hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the end of the calendar year in which the corresponding dividends were paid to shareowners, or (B) the end of the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture).

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to make such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

14.2. FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions.

14.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

14.4. STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock Agreement or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.5. TREATMENT UPON TERMINATION OF SERVICE. The applicable Award Agreement or other special Plan document governing an Award shall specify the treatment of such Award upon the termination of a Participant’s Continuous Service.

14.6. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.6 shall apply in the case of a Change in Control, unless otherwise provided in the Award Agreement or any special Plan document or separate agreement with a Participant governing an Award.

(a)	Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within one year after the effective date of the Change in Control, a Participant’s employment is involuntarily terminated other than for cause, then (i) all of that Participant’s outstanding Options or SARs shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately before the effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a pro rata payout to such Participant within 60 days following the date of termination of employment (unless a later date is required under Section 17.3), based upon the length of time (in days) within the performance period that has elapsed prior to the date of termination of employment. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.

(b)	Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the

Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options or SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the payout level attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a pro rata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time (in days) within the performance period that has elapsed prior to the Change in Control. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.

14.7. ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Section 14.5 or 14.6 above, and subject to Article 11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant’s Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards made to a Participant in exercising its discretion pursuant to this Section 14.7.

14.8. FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy. The Company shall seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other “clawback” provision required by law or the listing standards of the Exchange.

14.9. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a

Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute awards be made on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its shareowners that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price or base price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2 DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3 GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareowner approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareowner approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareowner approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareowners of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. AWARDS PREVIOUSLY MADE. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)	The original term of an Option or SAR may not be extended without the prior approval of the shareowners of the Company;

(c)	Except as otherwise provided in Section 15.1, the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, without the prior approval of the shareowners of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously made under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3. COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Board or the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award made under the Plan without further consideration or action.

16.4 CORRECTION OF ERRORS. Notwithstanding anything in any Award Agreement to the contrary, the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who does not qualify as an Eligible Participant on the date of grant. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.4 to any Award made under the Plan without further consideration or action.

ARTICLE 17

GENERAL PROVISIONS

17.1. RIGHTS OF PARTICIPANTS.

(a)	No Participant or any Eligible Participant shall have any claim to receive any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)	Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)	Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.

(d)	No Award gives a Participant any of the rights of a shareowner of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy the Company’s federal, state, and local taxes withholding obligations (including any social tax obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is made or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount that the Company determines is necessary to satisfy its withholding obligation. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3. SPECIAL PROVISIONS RELATED TO CODE SECTION 409A. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with the requirements of Code Section 409A. The Plan and all Award Agreements shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

17.4. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares with respect to Awards. This Plan is not intended to be subject to ERISA.

17.5. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareowner approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.6. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.7. GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.8. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

17.9. SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.10. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award made to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being The Coca-Cola Company 2014 Equity Plan as adopted by the Board on February 20, 2014 and by the shareowners on _____________, 2014.

The Coca-Cola Company

By:

Its:

ADDENDUM ONE

For French Tax Residents and/or for French Employees affiliated to the French social security regime on a mandatory basis at Award Date

Options granted under The Coca-Cola Company 2014 Equity Plan to employees based in France (the “French Employees”) of the Subsidiaries of The Coca-Cola Company (the “Company”) may be granted under the terms of this Addendum One as follows:

1)	Notwithstanding any other provision of the Plan, options granted to any French Employee who is a consultant, an “Administrateur,” or a member of the “Conseil de Surveillance,” as these terms are defined in French Corporate law, and who does not have a work contract with the Company or its Subsidiaries will be deemed to have not been granted an option pursuant to this Addendum One.

2)	Notwithstanding any other provision of the Plan, the number of options offered through the Plan cannot exceed one third of the capital of the Company.

3)	Options may be granted only to French Employees who hold less than ten percent of the outstanding shares of the Company as of the Award Date.

4)	Notwithstanding any other provision of the Plan, any option with an exercise price on the date of grant of the option that is less than 80% of the average of the market value of the underlying share during the 20 trading days preceding the date of grant shall be deemed to have not been granted under this Addendum One.

5)	Notwithstanding any other provision of the Plan, options cannot be granted during the 20 trading days after the payment of a dividend or after an increase of capital reserved to the shareholders.

6)	Notwithstanding any other provision of the Plan, no options can be granted during the ten trading days preceding or following the publication of the annual financial consolidated account or the annual financial statement.

7)	Notwithstanding any other provision of the Plan, no options can be granted during the period starting the date the corporate management of the company is aware of information the publication of which could have a substantial consequence on the fair market value of the shares and ending ten trading days after the publication of this information.

8)	Notwithstanding any other provision of the Plan, the exercise price of an option shall be adjusted only upon the occurrence of the events strictly specified under Article L. 225-181 of the French Commercial Code. Any reduction by the Company, to the exercise price of an outstanding and unexercised option previously issued under this Addendum One, to the current fair market value of the underlying share shall be deemed to not have been an option granted under this Addendum One.

9)	Notwithstanding any other provision of the Plan, to the extent an option was exercisable by a French Employee at the time of his death, such option shall remain exercisable for a maximum period of six months from the date of the French Employee’s death (including death during/after Disability).

ADDENDUM TWO

For French Tax Residents and/or for French Employees affiliated to the French social security regime on a mandatory basis at Award Date

The Committee has determined that it is necessary and advisable to establish a subplan for the purpose of permitting Performance Awards to qualify for French specific tax and social security treatment. Therefore, Performance Awards granted under the Plan to employees and officers of Related Companies in France (the “French Employees”) may be granted under the terms of this Addendum Two to the Plan and applying to the Award Agreement, provided that such Awards shall not have terms that would not otherwise be allowed under the general terms of the Plan. The authorization to grant Awards under this Addendum Two shall be for a limited period ending on the date of the Company’s 2024 annual shareowners’ meeting.

1)	Unless otherwise defined herein, the terms defined in this Addendum Two shall have the same meanings as defined in the Plan and in the Award Agreement. In the event of a conflict between the terms and conditions of the Plan, this Addendum Two and the Award Agreement, the terms and conditions of the Plan shall prevail except for the following additional terms that shall be defined as follows:

“Disability” means disability as determined in categories 2 and 3 under Article L. 341-4 of the French Social Security Code.

“Related Companies” means the companies within the meaning of Article L. 225-197-2 of the French Commercial Code or any provision substituted for same.

“Closed Period” means (i) ten quotation days preceding and the three quotation days following the disclosure to the public of the consolidated financial statements or annual statement of The Coca-Cola Company; or (ii) the period as from the date the corporate management entities (involved in the governance of the company, such as the Board, Committee, supervisory, in the case it would be disclosed to the public, significantly impact the quotation of the shares of the Company, until ten quotation days after the day such information is disclosed to the public.

2)	This Addendum Two shall be applicable to French Employees and corporate officers (e.g., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de sociétés par actions) of a Related Company and who is a French tax resident and/or affiliated to the French social security regime on a mandatory basis at the Award Date.

3)	Any Awards granted under this Addendum Two shall include, either:

a.	An acquisition period of at least two years (at the end of which the shares are released to the French Employees) followed by a minimum two-year holding period (during which the Shares cannot be disposed of). As from the end of the holding period, the shares shall be freely transferable, subject to legal and regulatory provisions in force; or

b.	An acquisition period of at least four years (at the end of which the shares are released to the French Employees). Shares released shall be freely transferable, subject to legal and regulatory provisions in force.

4)	Awards may be granted only to French Employees who hold less than ten percent of the outstanding Shares of the Company at the Award Date, being specified that a grant cannot entitle a French Employee to hold more than ten percent of the outstanding Stock of the Company.

5)	The Shares (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of until the end of the two-year holding period following the release date, and (ii) shall, if the French Employee’s continuous employment with the Related Companies shall terminate for any reason (except as otherwise provided in items 9 and 10, herein) before the end of the performance period, be forfeited to the Company forthwith, and all the rights of the French Employee to such Award Agreement shall immediately terminate.

6)	Unless and until such time as Shares awarded are released to the French Employee, the French Employee shall have no ownership of the Shares allocated to the awards and shall have no right to vote and to receive dividends, if applicable, subject to the terms, conditions and restrictions described in the Plan, in the Award Agreement and herein.

7)	For compliance purpose with French law, the Shares granted shall not be transferable during the Closed Period.

8)	In the event of the death of a French Employee occurring prior to the release date, his/her heirs and assigns may claim the release of the Shares of the deceased French Employee within six months following the date of death. Thereafter, the award will lapse and be null and void. Provisions of the Award Agreement shall apply. However, the French Employee’s heirs shall not be bound by the holding period as defined in item 3 above, if any.

9)	In the event of the Disability of a French Employee occurring prior to the release date, the Shares will be issued and/or released to the French Employee within the period defined in the Award Agreement and following the acknowledgement by the Company of the Disability. The French Employee shall not be bound by the holding period as defined in item 3 above, if any.

10)	Any additional and specific condition to the grant of Shares shall be contained in the Award Agreement (i.e., Continuous Service, performance conditions, etc.).

The Coca-Cola Company

IMPORTANT ANNUAL MEETING INFORMATION 000004

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Electronic Voting Instructions

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Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

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Annual Meeting Proxy Card

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The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Herbert A. Allen	☐	☐	☐	06 - Barry Diller	☐	☐	☐	11 - Robert A. Kotick	☐	☐	☐
02 - Ronald W. Allen	☐	☐	☐	07 - Helene D. Gayle	☐	☐	☐	12 - Maria Elena Lagomasino	☐	☐	☐
03 - Ana Botín	☐	☐	☐	08 - Evan G. Greenberg	☐	☐	☐	13 - Sam Nunn	☐	☐	☐
04 - Howard G. Buffett	☐	☐	☐	09 - Alexis M. Herman	☐	☐	☐	14 - James D. Robinson III	☐	☐	☐
05 - Richard M. Daley	☐	☐	☐	10 - Muhtar Kent	☐	☐	☐	15 - Peter V. Ueberroth	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3, and 4.

The Board of Directors recommends a vote AGAINST Proposal 5.

	For	Against	Abstain
5. Shareowner proposal regarding an independent Board Chairman	☐	☐	☐

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This Proxy is solicited on behalf of the Board of Directors of The Coca-Cola Company

The undersigned, having received the Notice of Annual Meeting of Shareowners and Proxy Statement, hereby (i) appoints Alexander B. Cummings, Jr., Bernhard Goepelt and Kathy N. Waller, and each of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of The Coca-Cola Company owned of record by the undersigned, and (ii) directs Mercer Trust Company, Banco Popular de Puerto Rico and The Manufacturers Life Insurance Company, trustees under The Coca-Cola Company and its subsidiaries' 401(k) and savings plans, to vote in person or by proxy all shares of Common Stock of The Coca-Cola Company allocated to any accounts of the undersigned under such plans, and which the undersigned is entitled to vote, in each case, on all matters which may come before the 2014 Annual Meeting of Shareowners to be held at the Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia, 30339, on April 23, 2014, at 12:30 p.m., local time, and any adjournments or postponements thereof, unless otherwise specified herein. **The proxies, in their discretion, are further authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not know would be presented at the 2014 Annual Meeting of Shareowners by a reasonable time before the proxy solicitation was made, and (z) on other matters which may properly come before the 2014 Annual Meeting of Shareowners and any adjournments or postponements thereof.**

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trust, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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